THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS STATEMENT OF ADDITIONAL INFORMATION NOVEMBER 1, 2005

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus dated November 1, 2005, of each fund listed below (each a "Fund" collectively, the "Funds"), as such Prospectus may be revised from time to time. Each Fund is a separate, non-diversified portfolio of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust"), an open-end management investment company, known as a mutual fund, that is registered with the Securities and Exchange Commission ("SEC").

Dreyfus BASIC California Municipal Money Market Fund (the "California Fund") Dreyfus BASIC Massachusetts Municipal Money Market Fund (the "Massachusetts Fund") Dreyfus BASIC New York Municipal Money Market Fund (the "New York Fund")

To obtain a copy of a Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call one of the following numbers:

Call Toll Free 1-800-645-6561 In New York City -- Call 1-718-895-1206 Outside the U.S. -- Call 516-794-5452

The financial statements of each Fund for the fiscal year ended June 30, 2005, including notes to the financial statements and supplementary information and the Report of Independent Registered Public Accounting Firm, are included in each Fund's Annual Report to shareholders. A copy of each Fund's Annual Report accompanies this Statement of Additional Information. The financial statements included in the Annual Reports, and the Report of Independent Registered Public Accounting Firm thereon contained therein, and related notes, are incorporated herein by reference.

DESCRIPTION OF THE FUNDS/TRUST

The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated March 28, 1983, amended and restated December 9, 1992, and subsequently further amended.

     As municipal money market funds, each Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations").

The Dreyfus Corporation ("Dreyfus") serves as each Fund's investment adviser.

Dreyfus Service Corporation (the "Distributor") is the distributor of the Funds' shares.

     General Investment Objectives and Policies. Each Fund seeks to provide a high level of current income exempt from Federal income taxes and personal income taxes of the State after which it is named, to the extent consistent with the preservation of capital and the maintenance of liquidity. As a fundamental policy, each Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in the Municipal Obligations of the State after which it is named, such state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and State (and in the case of the New York Fund, New York City) personal income taxes (collectively, "State Municipal Obligations" or when the context so requires, "California Municipal Obligations", "Massachusetts Municipal Obligations" or "New York Municipal Obligations").

     Under normal market conditions, each Fund attempts to invest 100%, and will invest a minimum of 80%, of its assets in State Municipal Obligations. When, in the opinion of Dreyfus, adverse market conditions exist for State Municipal Obligations, and a "defensive" investment posture is warranted, a Fund may temporarily invest more than 20% of its net assets in money market instruments having maturity and quality characteristics comparable to those for State Municipal Obligations, but which produce income exempt from Federal but not State (and in the case of the New York Fund, New York City) personal income taxes for resident shareholders of that State, or more than 20% of its net assets in taxable obligations (including obligations the interest on which is included in the calculation of alternative minimum tax for individuals). Periods when a defensive posture is warranted include those periods when a Fund's monies available for investment exceed the State Municipal Obligations available for purchase to meet a Fund's rating, maturity and other investment criteria.

     Each Fund pursues its objective by investing in a varied portfolio of high quality, short-term State Municipal Obligations.

     The State Municipal Obligations purchased by a Fund may include (1) municipal bonds; (2) municipal notes; (3) municipal commercial paper; and (4) municipal lease obligations. Each Fund will limit its portfolio investments to securities that, at the time of acquisition, (i) are rated in the two highest short-term rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") (or by one NRSRO if only one NRSRO has rated the security), (ii) if not rated, are obligations of an issuer whose comparable outstanding short-term debt obligations are so rated, or (iii) if not rated, are of comparable quality, as determined by Dreyfus under procedures established by the Trust's Board of Trustees (the "Board" or "Trustees" or "Board of Trustees"). Each Fund will limit its investments to securities that present minimal credit risk, as determined by Dreyfus under procedures established by the Board of Trustees.

     Because many issuers of State Municipal Obligations may choose not to have their obligations rated, it is possible that a large portion of a Fund's portfolio may consist of unrated obligations. Unrated obligations are not necessarily of lower quality than rated obligations, but to the extent a Fund invests in unrated obligations, the Fund will be more reliant on Dreyfus' judgment, analysis and experience than would be the case if the Fund invested only in rated obligations. Each Fund invests only in securities that have remaining maturities of thirteen months or less at the date of purchase. Floating rate or variable rate obligations (described below) which are payable on demand under conditions established by the SEC may have a stated maturity in excess of thirteen months; these securities will be deemed to have remaining maturities of thirteen months or less. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. Each Fund seeks to maintain a constant net asset value ("NAV") of $1.00 per share, although there is no assurance it can do so on a continuing basis, using the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which Rule includes various maturity, quality and diversification requirements. The maturity of certain securities and other instruments, including loans of portfolio securities, repurchase agreements and investments in other money market funds, will be determined in accordance with the provisions of Rule 2a-7.

     Each Fund is classified as a "non-diversified" investment company, as defined under the 1940 Act. However, each Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a "regulated investment company". To continue to qualify, among other requirements, each Fund will be required to limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. In addition, not more than 25% of the value of a Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year. The provisions of the Code place limits on the extent to which a Fund's portfolio may be non-diversified. Each Fund may invest more than 5% of its total assets in securities of one issuer only if the securities are in the highest short-term rating category, or are determined to be of comparable quality by Dreyfus.

     The ability of a Fund to meet its investment objective is subject to the ability of municipal issuers to meet their payment obligations. In addition, a Fund's portfolio will be affected by general changes in interest rates which may result in increases or decreases in the value of Fund holdings. Investors should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the influx of new money to a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Each Fund may invest without limit in State Municipal Obligations which are repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in their respective State. Sizable investments in these obligations could increase risk to the Fund should any of the related projects or facilities experience financial difficulties. Each Fund is authorized to borrow up to 10% of its total assets for temporary or emergency purposes and to pledge its assets to the same extent in connection with such borrowings.

Certain Portfolio Securities

Description of Municipal Obligations. "Municipal Obligations" and "State Municipal Obligations" include the following:

Municipal Bonds. Municipal Bonds, which generally have a maturity of more than one year when issued, have two principal classifications: General Obligation Bonds and Revenue Bonds. A Private Activity Bond is a particular kind of Revenue Bond. The classification of General Obligation Bonds, Revenue Bonds and Private Activity Bonds are discussed below.

1.	General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General Obligation Bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

2.	Revenue Bonds. Revenue Bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

3.	Private Activity Bonds. Private Activity Bonds, which are considered Municipal Bonds if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. As discussed below under "Dividends, Other Distributions and Taxes", interest income on these bonds may be an item of tax preference subject to the Federal alternative minimum tax for individuals and corporations.

Municipal Notes. Municipal Notes generally are used to provide for short-term capital needs and generally have maturities of thirteen months or less. Municipal Notes include:

1.	Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2.	Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

3.	Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Municipal Commercial Paper. Issues of Municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Municipal Lease Obligations. Municipal leases may take the form of a lease or a certificate of participation in a purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments due under the lease obligation. Municipal leases have special risks not normally associated with Municipal Bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For purposes of the 10% limitation on the purchase of illiquid securities, a Fund will not consider the municipal lease obligations or certificates of participation in municipal lease obligations in which it invests as liquid, unless Dreyfus determines, based upon such factors as the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the security and the number of other potential buyers, the willingness of dealers to undertake to make a market in the security and the nature of marketplace trades, that the security is liquid for purposes of such limitation.

Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by

Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

     Portfolio Securities. The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended June 30, 2005, computed on a monthly basis, for each Fund was as follows:

Standard &
		Moody's		Poor's
		Investors		Ratings
Fitch Ratings		Service, Inc.		Services	California	Massachusetts	New York
("Fitch")	or	("Moody's")	or	("S&P")	Fund	Fund	Fund

F-1+, F-1		VMIG 1,		SP-1+, SP-1,	96.7%	95.5%	96.7%
		MIG 1, P-1		A1+, A1

F-2		VMIG 2, P-2		SP2, A2		-	-

AAA, AA, A		Aaa, Aa, A		AAA, AA, A	3.3%	3.2%	0.5%

Not Rated		Not Rated		Not Rated	-	0.9%[1]	2.8%[1]

					100%	100%	100%

(1)	Those securities which are not rated have been determined by Dreyfus to be of comparable quality to securities in the VMIG 1/MIG 1 rating category.

The actual distribution of a Fund's Municipal Obligations by ratings on any given date will vary. In addition, the distribution of each Fund's investments by rating as set forth above should not be considered as representative of the Fund's future portfolio composition.

Use of Ratings as Investment Criteria. The ratings of NRSROs such as S&P, Fitch and Moody's represent the opinions of these agencies as to the quality of Municipal Obligations which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but each Fund will also rely upon the independent advice of Dreyfus to evaluate potential investments. Among the factors which will be considered are the short-term and long-term ability of the issuer to pay principal and interest and general economic trends. Further information concerning the ratings of the NRSROs and their significance is described in the Appendix B to this Statement of Additional Information.

After being purchased by a Fund, the rating of a Municipal Obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the Municipal Obligation may default on its obligations with respect to the Municipal Obligation. In that event, the Fund will dispose of the Municipal Obligation as soon as practicable, consistent with achieving an orderly disposition of the Municipal Obligation, unless the Board of Trustees determines that disposal of the Municipal Obligation would not be in the best interest of the

Fund. In addition, it is possible that a Municipal Obligation may cease to be rated or an NRSRO might not timely change its rating of a particular Municipal Obligation to reflect subsequent events. Although neither event will require the sale of such Municipal Obligation by the Fund, Dreyfus will consider such event in determining whether the Fund should continue to hold the Municipal Obligation. In addition, if an NRSRO changes its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Tender Option Bonds. Each Fund may invest up to 10% of the value of its assets in tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. Each Fund will not invest more than 10% of the value of its net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.

     Floating Rate and Variable Rate Obligations. Each Fund may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) and that a Fund can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by Dreyfus under the supervision of the Trustees, be equivalent to the quality standard prescribed for the Fund. In addition, Dreyfus monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to a Fund's portfolio securities could cause losses to the Fund and affect its share price. Each Fund is currently permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of thirteen months or less, notwithstanding that they may otherwise have a stated maturity in excess of thirteen months.

Each Fund may invest in participation interests purchased from banks in floating rate or variable rate Municipal Obligations owned by banks. A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation, and provides a demand feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) that Dreyfus, under the supervision of the Trustees, has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. Each Fund is currently permitted to invest in participation interests when the demand provision complies with conditions established by the SEC. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund.

When-Issued Securities. Each Fund may purchase Municipal Obligations on a when-issued basis (i.e., for delivery beyond the normal settlement date at the stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Obligations purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although a Fund generally will purchase Municipal Obligations on a when-issued basis only with the intention of actually acquiring the securities, a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Municipal Obligations purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund's NAV. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction.

Each Fund will segregate permissible liquid assets in an amount at least equal to the amount of its when-issued commitments. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of the segregated securities, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not exempt from Federal income tax.

Purchase of Securities with Stand-by Commitments . Pursuant to an exemptive order issued by the SEC under the 1940 Act, each Fund may acquire stand-by commitments with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase, at the Fund's option, a specified Municipal Obligation at a specified price. Stand-by commitments acquired by a Fund may also be referred to as "put options". The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (a) the acquisition cost of the Municipal Obligation, less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (b) all interest accrued on the security since the last interest payment date during the period. Absent unusual circumstances, in determining NAV the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by the broker-dealer, dealer or bank upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Obligation.

A Fund's right to exercise a stand-by commitment is unconditional and unqualified. Although a Fund could not transfer a stand-by commitment, the Fund could sell the underlying Municipal Obligation to a third party at any time. It is expected that stand-by commitments generally will be available to a Fund without the payment of any direct or indirect consideration. Each Fund may, however, pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in a Fund's portfolio will not exceed 0.5 of 1% of the value of the Fund's total assets calculated immediately after such stand-by commitment was acquired.

Each Fund intends to enter into stand-by commitments only with broker-dealers, dealers or banks that Dreyfus believes present minimum credit risks. A Fund's ability to exercise a stand-by commitment will depend on the ability of the issuing institution to pay for the underlying securities at the time the commitment is exercised. The credit of each institution issuing a stand-by commitment to the Fund will be evaluated on an ongoing basis by Dreyfus in accordance with procedures established by the Trustees.

Each Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights there under for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or maturity of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method. Each stand-by commitment will be valued at zero in determining NAV. Should a Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires. Stand-by commitments will not affect the dollar-weighted average maturity of a Fund's portfolio. Each Fund understands that the Internal Revenue Service ("IRS") has issued a revenue ruling to the effect that a registered investment company will be treated for Federal income tax purposes as the owner of Municipal Obligations acquired subject to stand-by commitments and the interest on the Municipal Obligations will be tax-exempt to the Fund.

Custodial Receipts. Each Fund may purchase securities, frequently referred to as "custodial receipts", representing the right to receive future principal and interest payments on

Municipal Obligations underlying such receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of a Municipal Obligation deposits such obligation with a custodian in exchange for two or more classes of receipts. The class of receipts that a Fund may purchase has the characteristics of a typical tender option security backed by a conditional "put", which provides the holder with the equivalent of a short-term variable rate note. At specified intervals, the interest rate for such securities is reset by the remarketing agent in order to cause the securities to be sold at par through a remarketing mechanism. If the remarketing mechanism does not result in a sale, the conditional put can be exercised. In either event, the holder is entitled to full principal and accrued interest to the date of the tender or exercise of the "put". The "put" may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons. Before purchasing such security, Dreyfus is required to make certain determinations with respect to the likelihood of, and the ability to monitor, the occurrence of the conditions that would result in the put not being exercisable. The interest rate for these receipts generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate readjustments. These custodial receipts are sold in private placements. A Fund also may purchase directly from issuers, and not in a private placement, Municipal Obligations having the characteristics similar to the custodial receipts in which the Fund may invest.

     Other types of tax-exempt instruments that may become available in the future may be purchased by a Fund as long as Dreyfus believes the quality of these instruments meets the Fund's quality standards.

Taxable Investments . Each Fund anticipates being as fully invested as practicable in Municipal Obligations. Because the Funds seek to provide income exempt from Federal and personal income taxes of the State after which it is named (and in the case of the New York Fund, New York City taxes), each Fund will invest in taxable obligations only if and when Dreyfus believes it would be in the best interests of the Fund's shareholders to do so. Situations in which a Fund may invest up to 20% of its total assets in taxable securities include: (a) pending investment of proceeds of sales of shares of the Fund or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the Fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. Each Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when, in the opinion of Dreyfus, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. Each Fund may invest in only the following kinds of taxable securities maturing in one year or less from the date of purchase: (1) obligations of the United States Government, its agencies or instrumentalities; (2) commercial paper rated at the time of purchase at least Prime-1 by Moody's or A-1 by S&P; (3) certificates of deposit of domestic banks with total assets of $1 billion or more; and (4) repurchase agreements (instruments under which the seller of a security agrees to repurchase the security at a specific time and price) with respect to any securities that the Fund is permitted to hold.

Repurchase Agreements. Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the agreement at not less than their repurchase price. If a particular bank or non-bank dealer defaults on its obligation to repurchase the underlying debt instrument as required by the terms of a repurchase agreement, the Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument. In addition, should the defaulting bank or non-bank dealer file for bankruptcy, the Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited. Investments in repurchase agreements are subject to the policy prohibiting investment of more than 10% of a Fund's net assets in illiquid securities, including repurchase agreements maturing in more than seven days, and other securities not readily marketable.

     Other Investment Companies. Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with its investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.

Certain Investment Considerations and Risks

     General. Each Fund is designated to benefit investors who do not engage in frequent redemptions or exchanges of Fund shares. Because charges may apply to redemptions and exchanges of Fund shares, and because the number of exchanges permitted is limited, the funds may not be an appropriate investment for an investor who intends to engage frequently in such transactions. Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Funds since the Funds usually do not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by a Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

Investing in State Municipal Obligations. You should review the information in Appendix A, which provides a brief summary of special investment considerations and risk factors relating to investing in California, Massachusetts and New York Municipal Obligations, as applicable.

Credit Enhancements. Certain instruments in which a Fund may invest, including floating rate securities, tender option bonds, custodial receipts, variable amount master demand notes, municipal lease obligations or certificates of participation in municipal lease obligations and variable rate obligations, may be backed by letters of credit or insured or guaranteed by financial institutions, such as banks or insurance companies, whose credit quality ratings are judged by Dreyfus to be comparable in quality to the two highest quality ratings of Moody's or S&P. Changes in the credit quality of banks, broker-dealers and other financial institutions that provide such credit or liquidity enhancements to a Fund's portfolio securities could cause losses to the Fund, affect its liquidity and affect its share price.

Master-Feeder Option. The Trust may in the future seek to achieve a Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although each Fund believes that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

Borrowing Money. Each fund is permitted to borrow in an amount up to 33-1/3% of the value of its total assets. Each Fund is authorized currently, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connections with such borrowings.

     Certain Investments. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which Mellon Bank, N.A. ("Mellon Bank"), an affiliate of Dreyfus, has a lending relationship.

     Simultaneous Investments. Investment decisions for the Fund are made independently from those of the other investment companies advised by Dreyfus. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Investment Restrictions

Fundamental. Each Fund's policy normally to invest at least 80% of its net assets (plus borrowings for investment purposes) in State Municipal Obligations (or other instruments with similar investment characteristics) is a fundamental policy. The following limitations have also been adopted by each Fund as fundamental. A Fund may not change any of these fundamental policies or investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. None of the Funds may:

1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments of domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

2. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) a Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowing, and (b) a Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

3. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans.

4. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

5. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

6. Purchase or sell commodities, except that a Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

Each Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objective and fundamental policies and restrictions as the Fund.

Nonfundamental. Each Fund has also adopted the following additional restrictions as non-fundamental. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. None of the Funds may:

1. Purchase or retain the securities of any issuer if the officers, directors or Trustees of the Trust, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than 5% of such securities.

2. Purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, except that: (a) this restriction shall not apply to standby commitments, and (b) this restriction shall not apply to the Fund's transactions in futures contracts and related options.

3. Purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund's net assets would be invested in warrants or, (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange ("AMEX") (for purposes of this limitation, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

4. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Trustees, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

5. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

6. Purchase oil, gas or mineral leases (a Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

7. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

8. Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

9. Purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

If a percentage restriction is adhered to at the time of an investment, a later change in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction. With respect to Fundamental Restriction No. 2, if borrowings exceed 33-1/3% of the value of a Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

The investment objective, policies, restrictions, practices and procedures of a Fund, unless otherwise specified, may be changed without shareholder approval. If a Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

MANAGEMENT OF THE FUNDS/TRUST

The Board is responsible for the management and supervision of the Funds, and approves all significant agreements with those companies that furnish services to the Funds. These companies are as follows:

The Dreyfus Corporation	Investment Adviser
Dreyfus Service Corporation	Distributor
Dreyfus Transfer, Inc	Transfer Agent
Mellon Bank, N.A	Custodian

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations, are shown below. Each of the Trustees also serves as a Director of The Dreyfus/Laurel Funds, Inc. and as a Trustee of The Dreyfus/Laurel Funds Trust (collectively, with the Trust, the "Dreyfus/Laurel Funds") and Dreyfus High Yield Strategies Fund.

Trustees of the Trust *

Name (Age)	Principal Occupation
Position with Trust (Since)	During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (62)	Corporate Director and Trustee	Azimuth	Trust,	an	institutional	asset
Chairman of the Board		management firm,		member of Board of
(1999)		Managers and Advisory Board.
The Muscular Dystrophy Association,
Director
Levcor International, Inc., an apparel fabric
processor, Director
Century Business Services, Inc., a provider
of outsourcing functions for small and
medium size companies, Director
The Newark Group, a provider of a national
market of paper recovery facilities,
paperboard mills and paperboard
converting plants, Director
Sunair Electronics, Inc. engages in the design,
manufacture and sale of high frequency
systems for long-range voice and data
communications, as well as providing certain
outdoor-related services to homes and
businesses, Director

James M. Fitzgibbons (71)	Chairman of the Board, Davidson	Bill Barrett Company, an oil and gas
Board Member	Cotton Company (1998-2002)	exploration company, Director
(1983)

J. Tomlinson Fort (77)	Retired; of Counsel Reed Smith LLP	Allegheny	College,		Emeritus	Trustee
Board Member	(1998 –2004)	Pittsburgh	Ballet		Theatre,	Trustee
(1994)		American College of Trial Lawyers, Fellow

* None of the Trustees are "interested persons" of the Trust, as defined in the 1940 Act.

Name (Age)	Principal		Occupation
Position with Trust (Since)	During Past 5 Years				Other Board Memberships and Affiliations

Kenneth A. Himmel (59)	President and	CEO,	Related	Urban	None
Board Member	Development,	a	real	estate
(1988)	development company (1996-Present)

	President and	CEO, Himmel &
Company, a real estate development
company (1980-Present)

CEO, American Food Management,
a restaurant company (1983-Present)

Stephen J. Lockwood (58)	Chairman of the Board, Stephen J.				BDML Holdings, an insurance company,
Board Member	Lockwood and Company LLC, an				Chairman of the Board
(1993)	investment company				Affiliated Managers Group, an
	(2000 – Present)				investment management company, Director

Chairman of the Board and CEO,
LDG Reinsurance Corporation
(1977-2000)

Roslyn M. Watson (56)	Principal, Watson Ventures, Inc.,				American Express Centurion Bank,
Board Member	a real estate investment company				Director
(1992)	(1993 – Present)				The Hyams Foundation Inc., a Massachusetts
Charitable Foundation, Trustee
National Osteoporosis Foundation, Trustee

Benaree Pratt Wiley (59)	President and CEO,		The Partnership,		Boston College, Associate Trustee
Board Member	an organization dedicated to increasing				The Greater Boston Chamber of
(1998)	the representation		of	African	Commerce, Director
	Americans in positions of leadership,				Mass Development, Director
	influence and	decision-making in			Commonwealth Institute, Director
	Boston, MA				Efficacy Institute, Director
	(1991 – Present)				PepsiCo African–American, Advisory Board
The Boston Foundation, Director
Harvard Business School Alumni Board,
Director

     Board members are elected to serve for an indefinite term. The Trust has standing audit and nominating committees, each comprised of its Board members who are not "interested persons" of the Trust, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Trust's accounting and financial reporting processes and the audits of the Funds' financial statements and (ii) to assist in the Board's oversight of the integrity of the Funds' financial statements, the Funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The Trust's nominating committee, among other things, is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The Trust also has a standing compensation committee comprised of Ms. Watson (Chair), Messrs. Fitzgibbons and Fort and Ms. Wiley. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Trust also has a standing evaluation committee comprised of any one Board member. The function of the evaluation committee is to assist in valuing a Fund's investments. The audit committee met three times and the nominating committee and compensation committee each met once during the fiscal year ended June 30, 2005. The evaluation committee had no meetings during the last fiscal year.

     The table below indicates the dollar range of each Board member's ownership of shares of each Fund and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2004.

Aggregate Holding
				of Funds	in the
Dreyfus Family of
	California	Massachusett	New York	Funds for	which
Name of	Fund	s	Fund	Responsible	as a
Board Member	Shares	Fund	Shares	Board Member
Shares

Joseph S. DiMartino	None	None	None	over $100,000
James Fitzgibbons	None	None	None	over $100,000
J. Tomlinson Fort	None	None	None	$10,001 - $50,000
Kenneth A. Himmel	None	None	None	None
Stephen J. Lockwood	None	None	None	None
Roslyn Watson	None	None	None	None
Benaree Pratt Wiley	None	None	None	None

     As of December 31, 2004, none of the Board members or their immediate family members owned securities of Dreyfus, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus, or the Distributor.

Officers of the Trust

STEPHEN E. CANTER, President since March 2000. Chairman of the Board, Chief Executive Officer, and Chief Operating Officer of Dreyfus and an officer of 90 investment companies (comprised of 184 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 60 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002. Chief Investment Officer, Vice Chairman and a director of Dreyfus, and an officer of 90 investment companies (comprised of 184 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 51 years old and has been an employee of Dreyfus since January 2000.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 59 years old and has been an employee of Dreyfus since June 1977.

JAMES WINDELS, Treasurer since November 2001. Director – Mutual Fund Accounting of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 46 years old and has been an employee of Dreyfus since April 1985.

MICHAEL A. ROSENBERG, Vice President and Treasurer since August 2005. Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005. Assistant General Counsel and Assistant Secretary of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 39 years old and has been an employee of Dreyfus since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005. Assistant General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. She is 49 years old and has been and employee of Dreyfus since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. She is 42 years old and has been an employee of Dreyfus since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 42 years old has been an employee of Dreyfus since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 53 years old has been an employee of Dreyfus since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since January 1986.

GREGORY S. GRUBER, Assistant Secretary since August 2005. Senior Accounting Manager- Municipal Bond Funds of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since August 1981.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005. Senior Accounting Manager –Taxable Fixed Income Funds of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since November 1992.

ROBERT S. ROBOL, Assistant Treasurer since August 2003. Senior Accounting Manager –Money Market Funds of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 41 years old and has been an employee of Dreyfus since October 1988.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001. Mutual Funds Tax Director of Dreyfus, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 50 years old and has been an employee of Dreyfus since June 1993.

ROBERT SVAGNA, Assistant Treasurer since August 2005. Senior Accounting Manager –Equity Funds of the Dreyfus of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since November 1990.

WILLIAM G. GERMENIS, Anti-Money Laundering Compliance Officer since July 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 34 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was First Vice-President, Mutual Fund Servicing for Mellon Global Securities Services.

In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third party mutual fund clients. He is 48 years old and has served in various capacities with Dreyfus since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

No officer or employee of Dreyfus or the Distributor (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Effective October 1, 2005 the Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act) $45,000 per annum, plus $6,000 per joint Dreyfus/Laurel Funds Board meeting attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Dreyfus/Laurel Funds also reimburse each Director/Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). Whit respect to in-person compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to in-person audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund.

In addition, the Trust currently has one Emeritus Board member who is entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to him as a Board member.

Based on the Trust's compensation structure in effect prior to October 1, 2005, the aggregate amount of fees and expenses received by each current Trustee from the Trust for the fiscal year ended June 30, 2005, and from all other funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parentheses next to each Board member's total compensation) during the year ended December 31, 2004 were as follows:

	Aggregate	Total Compensation From
	Compensation	the Trust and Fund Complex
Name of Board Member	From the Trust #	Paid to Board Member*
Joseph S. DiMartino	$29,583	$874,125 (193)

James M. Fitzgibbons	$23,666	$ 96,000 (23)

	Aggregate	Total Compensation From
	Compensation	the Trust and Fund Complex
Name of Board Member	From the Trust #	Paid to Board Member*
J. Tomlinson Fort	$23,666	$ 96,000 (23)
Kenneth A. Himmel	$20,000	$ 88,000 (23)
Stephen J. Lockwood +	$21,833	$ 97,500 (23)
Roslyn M. Watson	$23,666	$ 96,000 (23)
Benaree Pratt Wiley	$23,666	$ 95,500 (23)

____________________________
# Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested
Trustees. Amount does not include reimbursed expenses for attending Board meetings, which amounted to $4,952 for the Trust.
* Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Funds, for which the Board member serves.
+ Amounts include compensation received in connection with serving on a special committee of Representative
Board members of the funds in the Dreyfus Fund complex in connection with the adoption of the Funds compliance program.

The officers and Trustees of the Trust as a group owned beneficially less than 1% of the total shares of the Fund outstanding as of October 03, 2005.

Principal Shareholders. As of October 03, 2005, the following shareholders were known by the California Fund, Massachusetts Fund and New York Fund, as applicable, to own of record 5% or more of the outstanding California Fund, Massachusetts Fund and New York Fund shares, respectively:

California Fund: Boston Safe Deposit & Trust Co. P.O. Box 3198, Pittsburgh, PA 15230-3198 – 38.1374%; ABKO Trust DTD 03/28/95, P.O. Box 6716, San Pedro, CA 90734-6716 - 7.0929%; Donald A. Spanninga & Peggy J. Spanninga Trustees Spanninga Fam Trust DTD 10/07/98, San Diego CA, 92106-3020 – 5.6%

Massachusetts Fund: Boston & Co., c/o Mellon Bank, P.O. Box 534005, Pittsburgh, PA 15253-4005 - 79.5127% .

New York Fund: Pershing LLC Pershing DIV –Transfer Dept, P.O. Box 2052 7th floor Jersey City, NJ 07303-2052 - 5.0038% .

A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

MANAGEMENT ARRANGEMENTS

The following information supplements and should be read in conjunction with the sections in each Fund's Prospectus entitled "Expenses" and "Management."

Investment Adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

Dreyfus serves as the investment adviser for the Funds pursuant to an Investment Management Agreement (the "Investment Management Agreement") between Dreyfus and the Trust, subject to the overall authority of the Board of Trustees in accordance with Massachusetts law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Funds. As investment manager, Dreyfus manages the Funds by making investment decisions based on each Fund's investment objective, policies and restrictions. The Investment Management Agreement is subject to review and approval at least annually by the Board of Trustees.

The Investment Management Agreement will continue from year to year with respect to each Fund provided that a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and either a majority of all Trustees or a majority (as defined in the 1940 Act) of such Fund's outstanding voting securities approve its continuance. The Trust may terminate the Investment Management Agreement upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Dreyfus. Dreyfus may terminate the Investment Management Agreement upon 60 days' written notice to the Trust. The Investment Management Agreement will terminate, as to the relevant Fund, immediately and automatically upon its assignment (as defined in the 1940 Act).

The following persons are officers and/or directors of Dreyfus: Stephen E. Canter, Chair of the Board, Chief Executive Officer and Chief Operating Officer; Thomas F. Eggers, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chair and a director; J. Charles Cardona, Vice Chair and a director; Diane P. Durnin, Vice Chair and a director; J. David Officer, Vice Chair and a director; Ronald P. O'Hanley III, Vice Chair and a director; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Lisa A. Fox, Vice President-Human Resources; Anthony Mayo, Vice President-Information Systems; Theodore A. Schachar, Vice President-Tax; Alex G. Sciulli, Vice President; Wendy H. Strutt, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

The Trust, Dreyfus and the Distributor each have adopted a Code of Ethics, that permits its personnel, subject to the Code of Ethics, to invest in securities that may be purchased or held by a Fund. Dreyfus' Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by

Dreyfus. In that regard, portfolio managers and other investment personnel of Dreyfus must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with Dreyfus' Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee (the "Committee"). Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of Dreyfus' Code of Ethics and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Expenses. The Investment Management Agreement with Dreyfus provides for a "unitary fee". Under the unitary fee structure, Dreyfus pays all expenses of a Fund except: (i) brokerage commissions, (ii) taxes, interest and extraordinary expenses (which are expected to be minimal), and (iii) Rule 12b-1 fees, as applicable. Under the unitary fee, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to a Fund. Although, under the Investment Management Agreement, Dreyfus is not required to pay the fees and expenses of the non-interested Trustees (including counsel fees), Dreyfus is required to reduce its management fee by the amount of such fees and expenses. For the provision of such services directly, or through one or more third parties, Dreyfus receives as full compensation for all services and facilities provided by it, a fee computed daily and paid monthly at the annual rate of 0.45% of the value of each Fund's average daily net assets. The Investment Management Agreement provides that certain redemption, exchange and account closeout charges are payable directly by a Fund's shareholders to the Fund's Transfer Agent (although the Fund will waive such fees if the closing balance in the shareholder's account on the business day immediately preceding the effective date of the transaction is $50,000 or more) and the fee payable by a Fund to Dreyfus is not reduced by the amount of charges payable to the Transfer Agent. From time to time, Dreyfus may voluntarily waive a portion of the investment management fees payable by a Fund, which would have the effect of lowering the expense ratio of the Fund and increasing return to investors. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate. Expenses attributable to a Fund are charged against such Fund's assets; other expenses of the Trust are allocated among the Funds on the basis determined by the Trustees, including, but not limited to, proportionately in relation to the net assets of each Fund.

For the last three fiscal years, each Fund paid the following management fees:

For the Fiscal Year Ended June 30,
	2005	2004	2003
California Fund	$319,859	$342,966	$374,288
Massachusetts Fund	$640,448	$624,009	$851,636
New York Fund	$1,357,355	$1,461,915	$1,560,162

     Distributor. The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Trust which is renewable annually. Dreyfus may pay the Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by a Fund. The Distributor may use part or all of such payments to pay certain banks, securities brokers or dealers and other financial institutions ("Service Agents") in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Funds instead of other mutual funds where such payments are not received. Consult a representative of your plan or financial institution for further information. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds.

     Dreyfus or the Distributor may provide additional cash payments out of its own resources to Service Agents that sell shares of the Funds or provide other services. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid to Service Agents for inclusion of a Fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing". In some cases, these payments may create an incentive for a Service Agent to recommend or sell shares of a Fund to you. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds.

     From time to time, Dreyfus or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

     Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, 200 Park Avenue, New York, New York 10166, serves as the Trust's transfer and dividend disbursing agent. Under a transfer agency agreement with the Trust, the Transfer Agent arranges for the maintenance of shareholder account records for the Trust, the handling of certain communications between shareholders and the Funds and the payment of dividends and distributions payable by the Funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed for certain out-of-pocket expenses. This fee is paid to the Transfer Agent by Dreyfus pursuant to each Fund's unitary fee structure.

Mellon Bank, an affiliate of Dreyfus, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as the custodian of each Fund's investments. Under custody agreement with the Trust, Mellon Bank holds each Fund's portfolio securities and keeps all necessary accounts and records. For its custody services, Mellon Bank receives a monthly fee based on the market value of each Fund's respective assets held in custody and receives certain securities transaction charges. The fee is paid to Mellon Bank by Dreyfus pursuant to each Fund's unitary fee structure. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

HOW TO BUY SHARES

The following information supplements and should be read in conjunction with the sections in each Fund's Prospectus entitled "Account Policies", "Services for Fund Investors", and "Instructions for Regular Accounts".

     General. Fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. Each Fund's shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a Service Agent. Share certificates are issued only upon written request. No certificates are issued for fractional shares. It is not recommended that the Funds be used as vehicles for Keogh, IRA or other qualified retirement plans. The Funds reserve the right to reject any purchase order.

     The minimum initial investment for each Fund is $25,000. Each Fund may waive its minimum initial investment requirement for new accounts opened through a Service Agent whenever Dreyfus Institutional Services Division ("DISD") determines for the initial account opened through such Service Agent which is below a Fund's minimum initial investment requirement that the existing accounts in the Fund opened through that Service Agent have an average account size, or the Service Agent has adequate intent and access to funds to result in maintenance of accounts in the Fund opened through that Service Agent with an average account size, in an amount equal to or in excess of $25,000. DISD will periodically review the average size of the accounts opened through each Service Agent and, if necessary, reevaluate the Service Agent's intent and access to funds. DISD will discontinue the waiver as to new accounts to be opened through an Agent if DISD determines that the average size of accounts opened through that Service Agent is less than $25,000 and the Service Agent does not have the requisite intent and access to funds. Subsequent investments must be at least $1,000 (or at least $100 in the case of persons who have held California Fund shares as of November 20, 1995, Massachusetts Fund shares as of May 8, 1996 or New York Fund shares as of December 8, 1995). The initial investment must be accompanied by a Fund's Account Application.

     Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in each Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients different fees, as discussed under "Management Arrangements-Distributor", Service Agents may receive revenue sharing payments from Dreyfus or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of a Fund instead of the other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund's shares or the provision of services to the Funds.

You may purchase shares of the Funds by check or wire, or through the Dreyfus

TeleTransfer Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds". Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 55299, Boston, Massachusetts 02205-8553, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. These orders will be forwarded to the appropriate Fund and will be processed only upon receipt thereby. For the location of the nearest Dreyfus Financial Center, you should call the telephone number listed on the cover of this Statement of Additional Information.

     Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, DDA# 043508 Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, or Dreyfus BASIC New York Municipal Money Market Fund, as applicable, for purchase of shares in your name. The wire must include your Fund account number, account registration and dealer number, if applicable. If your initial purchase of a Fund's shares is by wire, you should call 1-800-645-6561 before initiating the wire payment to obtain the appropriate Fund account number. You should include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. Each Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

     Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number preceded by the digits "4540".

     Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to a Fund could subject investors to a $50 penalty imposed by the IRS.

     Net Asset Value Per Share. An investment portfolio's NAV refers to a Fund's share price on a given day. A Fund's NAV is calculated by dividing the value of its net assets by the number of existing shares. The NAV for each Fund's shares, which are offered on a continuous basis, is calculated on the basis of amortized cost, which involves initially valuing a portfolio instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Each Fund intends to maintain a constant NAV per share of $1.00, although there is no assurance that this can be done on a continuing basis. See "Determination of Net Asset Value".

     The offering price of Fund shares is their NAV. Investments and requests to exchange or redeem shares received by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund before 4:00 p.m., Eastern time, on each day that the NYSE is open for regular business (a "business day") are effective, and will receive the price next determined, on that business day. The NAV of a Fund is calculated two times each business day, at 12:00 noon and 4:00 p.m., Eastern time. Investment, exchange or redemption requests received after 4:00 p.m., Eastern time, are effective, and receive the first share price determined, on the next business day.

Dreyfus TeleTransfer Privilege. You may purchase Fund shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

     Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the share price determined on that day. If purchase orders are made after 4:00 p.m. Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the share price determined on the next business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares – Dreyfus TeleTransfer Privilege". Each Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

In-Kind Purchases. If the following conditions are satisfied, a Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

The basis of the exchange will depend upon the relative NAV of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-645-6561.

HOW TO REDEEM SHARES

The following information supplements and should be read in conjunction with the sections in each Fund's Prospectus entitled "Account Policies", "Services for Fund Investors", and "Instructions for Regular Accounts".

     General. You may request redemption of Fund shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund, the Fund will redeem the shares at the next determined NAV as described below.

     You will be charged $5.00 when you redeem all shares in your account or your account is otherwise closed out (unless you have held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995). The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of a Fund or to wire or Dreyfus TeleTransfer redemptions, for each of which a $5.00 fee may apply. However, a Fund will waive this fee if the closing balance in the shareholder's account on the business day immediately preceding the effective date of such transaction is $50,000 or more. Service Agents may charge a fee for effecting redemptions of a Fund's shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then current NAV.

     A Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased Fund shares by check or by the Dreyfus TeleTransfer Privilege and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay the redemption of such shares for a period of up to eight business days after the purchase of such shares. In addition, the Funds will not honor redemption checks ("Checks") under the Checkwriting Privilege, and will reject requests to redeem shares by wire, telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check or the Dreyfus TeleTransfer purchase order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or you otherwise have a sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

     Procedures. You may redeem shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege or the Checkwriting Privilege, which are granted automatically unless you specifically refuse them by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege and the Checkwriting Privilege may be established for an existing account by a separate signed

Shareholder Services Form, or with respect to the Telephone Redemption Privilege, by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. You also may redeem shares through the Wire Redemption Privilege, or the Dreyfus TeleTransfer Privilege, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. Other redemption procedures may be in effect for clients of certain Service Agents and institutions. Each Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. Each Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. Each Fund may modify or terminate any redemption Privilege at any time. Shares for which certificates have been issued are not eligible for the Checkwriting, Wire Redemption, Telephone Redemption or Dreyfus

TeleTransfer Privilege.

     The Telephone Redemption Privilege, the Wire Redemption Privilege, the Dreyfus TeleTransfer Privilege, or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Funds will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Funds or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

     During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.

     Regular Redemption. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 55263, Boston, Massachusetts 02205-8501. Redemption requests may be delivered in person only to a Dreyfus Financial Center. These requests will be forwarded to the appropriate Fund and will be processed only upon receipt thereby. For the location of the nearest financial center, you should call the telephone number listed on the cover of this Statement of Additional Information. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program.

     Redemption proceeds of at least $5,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

Checkwriting Privilege. You may write Checks drawn on a Fund account. Each Fund provides Checks automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your account and may be made payable to the order of any person in an amount of $1,000 or more ($500 for shareholders who have held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares or since December 8, 1995). An investor (other than one who has held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995) will be charged $2.00 for each Check redemption. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of full or fractional shares in the investor's account to cover the amount of the Check and the $2.00 charge. The fee will be waived if the closing balance in the shareholder's account on the business day immediately preceding the effective date of the transaction is $50,000 or more. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

If the amount of the Check, plus any applicable charges, is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account. Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon request or if the Transfer Agent cannot honor a Check because of insufficient funds or other valid reason. Such fees are not subject to waiver based on account balance or other factors. A Fund may return an unpaid Check that would draw your account balance below $5.00 and you may be subject to extra charges. Investors should date Checks with the current date when writing them. Please do not postdate Checks. If Checks are postdated, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. An investor (other than one who has held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995) will be charged a $5.00 fee for each wire redemption, which will be deducted from the investor's account and paid to the Transfer Agent. However, a Fund will waive the fee if the closing balance in the shareholder's account on the business day immediately preceding the effective date of such transaction is $50,000 or more. Ordinarily, a Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($5,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal

Reserve System. Fees ordinarily are imposed by such bank and are usually borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures".

     Telephone or Online Redemption Privilege. You may request by telephone or online that redemption proceeds (maximum $250,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. This privilege is granted automatically unless you specifically refuse it.

     Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds (minimum $1,000 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. An investor (other than one who has held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995) will be charged a $5.00 fee for each redemption effected pursuant to this Privilege, which will be deducted from the investor's account and paid to the Transfer Agent. The fee will be waived if the closing balance in the shareholder's account on the business day immediately preceding the effective date of the transaction is $50,000 or more. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.

Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, STAMP, and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment. The Trust has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

Suspension of Redemptions. The right to redeem Fund shares may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend or holiday closings); (b) when trading in the markets the Trust normally uses is restricted or when an emergency exists as determined by the SEC so that disposal of a Fund's investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC, by order, may permit for protection of a Fund's shareholders.

SHAREHOLDER SERVICES

The following information supplements and should be read in conjunction with the sections in each Fund's Prospectus entitled "Account Policies" and "Services for Fund Investors."

     Fund Exchanges. You may purchase, in exchange for shares of a Fund, shares of certain other funds managed or administered by Dreyfus or shares of certain funds advised by Founders Asset Management LLC ("Founders"), an indirect subsidiary of Dreyfus, to the extent such shares are offered for sale in your state of residence. Investors (other than those who have held California Fund shares since November 20, 1995, Massachusetts Fund shares since May 8, 1996 or New York Fund shares since December 8, 1995) will be charged a $5.00 fee for each exchange made out of a Fund, which will be deducted from the investor's account and paid to the Transfer Agent. The fee will be waived if the closing balance in the shareholder's account on the business day immediately preceding the effective date of the transaction is $50,000 or more.

Shares of other funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:

A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered

Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number. Any such exchange is subject to confirmation of a shareholder's holdings through a check of appropriate records.

     To request an exchange, an investor, or the investor's Service Agent acting on the investor's behalf, must give exchange instructions to the Transfer Agent in writing, by telephone or online. Before any exchange, investors must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. The shares being exchanged must have a current value of at least $1,000; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. This privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account, also by calling 1-800-645-6561. Investors who have previously established this privilege may telephone exchange instructions (including over the Dreyfus Express® voice response telephone system) by calling 1-800-645-6561. If calling from overseas, investors may call 516-794-5452. Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Exchange Privilege, Checkwriting Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TeleTransfer Privilege and the dividends and distributions payment option (except for Dividend Sweep) selected by the investor.

By using this privilege, the investor authorizes the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be the investor or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved. Shares issued in certificate form are not eligible for exchange. Exchanges out of a Fund pursuant to Fund Exchanges are limited to four per calendar year. The California Fund, the Massachusetts Fund and the New York Fund each reserves the right, upon not less than 60 days' written notice, to charge shareholders who have held Fund shares since November 20, 1995, May 8, 1996, or December 8, 1995, respectively, a nominal fee for each exchange in accordance with Rules promulgated by the SEC.

     Each Fund reserves the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to investors.

     The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Fund in shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders, of which you are a shareholder. Shares of certain other funds purchased pursuant to this Privilege will be purchased on the basis of relative NAV per share as follows:

A. Dividends and other distributions paid by a fund may be invested without a sales load in shares of other funds that are offered without a sales load.

B. Dividends and other distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D. Dividends and other distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

For more information concerning this Privilege, or to request a Dividend Options Form, investors should call toll free 1-800-645-6561. Investors may cancel their participation in this Privilege by mailing written notification to The Dreyfus Family of Funds, P.O. Box 55263, Boston, Massachusetts 02205-8501. To select a new fund after cancellation, investors must submit a new Dividend Options Form. Enrollment in or cancellation of this Privilege is effective three business days following receipt. This Privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. Each Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Account Policies".

Amortized Cost Pricing. The valuation of each Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

The Trust's Board has established, as a particular responsibility within the overall duty of care owed to each Fund's shareholders, procedures reasonably designed to stabilize the Fund's price per share as computed for purposes of purchases and redemptions at $1.00. Such procedures include a review of the Fund's portfolio holding by the Board, at such intervals as deemed appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available of comparable maturity, quality and type are obtained from one or more of the major market makers for the securities to be valued, Other investments and assets will be valued at fair value as determined in good faith by the Board.

The extent of any deviation between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds ½%, the Board will consider what actions, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

NYSE Closings. The holidays (as observed) on which the NYSE is currently scheduled to be closed are: New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Distributions and Taxes".

General. Each Fund ordinarily declares dividends from net investment income on each day that the NYSE is open for business. The Funds' earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional Fund shares at NAV or, at an investor's option, paid in cash. If an investor redeems all shares in his or her account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all of his or her Fund shares, that portion of the accrued dividends will be paid along with the proceeds of the redemption. Dividends from net realized short-term capital gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Funds will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. The Funds do not expect to realize any long-term capital gains or losses. Investors may choose whether to receive dividends in cash or to reinvest them in additional Fund shares at NAV. All expenses are accrued daily and deducted before declaration of dividends to investors.

Except as provided below, shares of a Fund purchased on a day on which the Fund calculates its NAV will not begin to accrue dividends until the following business day and redemption orders effected on any particular day will receive all dividends declared through the day of redemption. However, if immediately available funds are received by the Transfer Agent prior to 12:00 noon, Eastern time, investors may receive the dividend declared on the day of purchase. Investors will not receive the dividends declared on the day of redemption if a wire redemption order is placed prior to 12:00 noon, Eastern time.

     It is expected that each Fund will continue to qualify for treatment as a regulated investment company ("RIC") under the Code so long as such qualification is in the best interest of its shareholders. Such qualification will relieve a Fund of any liability for Federal income tax to the extent its earnings and realized gains are distributed in accordance with applicable provisions of the Code. To qualify for treatment as a RIC under the Code, a Fund – which is treated as a separate corporation for Federal tax purposes – (1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net taxable investment income and net short-term capital gains ("Distribution Requirement"), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), and (3) must meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency. If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends", as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment. Each Fund also intends to continue to qualify to pay "exempt-interest" dividends, which requires, among other things, that at the close of each quarter of its taxable year at least 50% of the value of its total assets must consist of municipal securities.

Each Fund may be subject to a 4% nondeductible excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts. To avoid the application of this excise tax, a Fund may make an additional distribution shortly before December 31 in each year of any undistributed ordinary (taxable) income or capital gains and expects to pay any other dividends and distributions necessary to avoid the application of this tax.

     Distributions by a Fund that are designated by it as "exempt-interest dividends" generally may be excluded from gross income. Distributions by a Fund of net capital gain, when designated as such, are taxable as long-term capital gains, regardless of the length of time of share ownership. Interest on indebtedness incurred or continued to purchase or carry shares of a Fund will not be deductible for Federal income tax purposes to the extent that the Fund's distributions (other than capital gains distributions) consist of exempt-interest dividends. Each Fund may invest in "private activity bonds", the interest on which is treated as a tax preference item for shareholders in determining their liability for the alternative minimum tax. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by a Fund and the value of its portfolio would be affected. In such event, each Fund would reevaluate its investment objective and policies.

     Dividends and other distributions, to the extent taxable, are taxable regardless of whether they are received in cash or reinvested in additional Fund shares, even if the value of shares is below cost. If investors purchase shares shortly before a taxable distribution (i.e., any distribution other than an exempt-interest dividend paid by a Fund), they must pay income taxes on the distribution, even though the value of the investment (plus cash received, if any) remains the same. In addition, the share price at the time investors purchase shares may include unrealized gains in the securities held in a Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid as a capital gain distribution and will be taxable.

Dividends from a Fund's investment company taxable income together with distributions from net realized short-term capital gains, if any (collectively, "dividend distributions"), will be taxable to U.S. shareholders, including certain non-qualified retirement plans, as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or reinvested in additional Fund shares. Distributions by a Fund of net capital gain, when designated as such, are taxable as long-term capital gains, regardless of the length of time of share ownership. Each Fund is not expected to realize long-term capital gains, or, therefore, to make distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss). Dividends paid by a Fund will not be eligible for the dividends-received deductions allowed to corporations.

Dividends derived by a Fund from tax-exempt interest are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income earned that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends derived by a Fund from interest on State Municipal Obligations will be designated as exempt from taxation of the applicable State (and in the case of the New York Fund, New York City taxation) in the same percentage of the day's dividend as the actual interest on State Municipal Obligations earned on that day.

     Each Fund must withhold and remit to the U.S. Treasury ("backup withholding") 28% of dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized, paid to an individual or certain other non-corporate shareholders if such shareholder fails to certify that the TIN furnished to the Fund is correct. Backup withholding at that rate also is required from dividends and capital gain distributions payable to such a shareholder if (1) that shareholder fails to certify that he or she has not received notice from the IRS of being subject to backup withholding as a result of a failure properly to report taxable dividend or interest income on a Federal income tax return or (2) the IRS notifies the Fund to institute backup withholding because the IRS determines that the shareholder's TIN is incorrect or that the shareholder has failed properly to report such income.

In January of each year, the Funds will send shareholders a Form 1099-DIV notifying them of the status for federal income tax purposes of their dividends from their Fund for the preceding year. Each Fund also will advise shareholders of the percentage, if any, of the dividends paid by the Fund that are exempt from Federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the Federal alternative minimum tax.

Shareholders must furnish a Fund with their TIN and state whether they are subject to backup withholding for prior under-reporting, certified under penalties of perjury. Unless previously furnished, investments received without such a certification will be returned. Each Fund is required to withhold 28% of all dividends payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct TIN or who otherwise are subject to backup withholding. A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of an account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on the record owner's Federal income tax return.

State and Local Taxes. Depending upon the extent of its activities in states and localities in which it is deemed to be conducting business, each Fund may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes to them.

The foregoing is only a summary of certain tax considerations generally affecting each Fund and its shareholders, and is not intended as a substitute for careful tax planning. Individuals may be exempt from State and local personal income taxes on exempt-interest income derived from obligations of issuers located in those states, but are usually subject to such taxes on such dividends that are derived from obligations of issuers located in other jurisdictions. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

Returned Checks. If an investor elects to receive dividends in cash, and the investor's dividend check is returned to that Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest that dividend and all future dividends payable in additional Fund shares at NAV. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

PORTFOLIO TRANSACTIONS

     General. Dreyfus assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. In cases where Dreyfus or a fund employs a sub-adviser, the sub-adviser, under the supervision of Dreyfus, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

     Certain funds are managed by dual employees of Dreyfus and an affiliated entity in the Mellon organization. Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity. In this regard, Dreyfus places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

     Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders. The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price. In choosing brokers or dealers, Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

     In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) the availability of natural liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

     With respect to the receipt of research, the brokers or dealers selected may include those that supplement Dreyfus' (and where applicable, a sub-adviser's or Dreyfus affiliate's) research facilities with statistical data, investment information, economic facts and opinions. Such information may be useful to Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the funds. Information so received is in addition to, and not in lieu of, services required to be performed by Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate), and Dreyfus' (and where applicable, a sub-adviser's or Dreyfus affiliate's) fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce Dreyfus' (and where applicable, a sub-adviser's or Dreyfus affiliate's) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     Under the Dreyfus' (and where applicable, a sub-adviser's or Dreyfus affiliate's) procedures, portfolio managers and their corresponding trading desks may seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to "round lot" amounts).

     Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

     To the extent that a fund invests in foreign securities, certain of a fund's transactions in those securities may not benefit from the negotiated commission rates available to a fund for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

     Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between its accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

     Portfolio securities ordinarily are purchased from and sold to parties acting either as principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

     When transactions are executed in the over-the-counter market (i.e., with dealers), Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

     All portfolio transactions of each money market fund are placed on behalf of the fund by Dreyfus. Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices that are advantageous to a fund and at spreads and commission rates (if any) that are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

     When more than one fund or account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) to be equitable to each fund or account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as a fund or account is concerned. In other cases, however, the ability of a fund or account to participate in volume transactions will produce better executions for the fund or account.

     When transactions are executed in the over-the-counter market (i.e., with dealers), Dreyfus will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

The Funds paid no brokerage commissions for the fiscal years ended June 30, 2005, 2004, and 2003 .

Disclosure of Portfolio Holdings. It is policy of each Fund to protect the confidentiality of its portfolio holdings and prevent selective disclosure of non-public information about such holdings. Each Fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Each Fund will publicly disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com. The information will be posted with a one-month lag and will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, each fund will publicly disclose at wwww.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

If portfolio holdings are released pursuant to an ongoing arrangements with any party, a Fund must have a legitimate business purpose for doing so, and neither the Fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. A Fund may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling Fund shares or Fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

Each Fund may also disclose any and all portfolio information to the its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the Fund's custodian, auditors, investment adviser, administrator, and each of their respective affiliates and advisers.

     Disclosure of a Fund's portfolio holdings may be authorized only by the Trust's Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Trust's Board.

INFORMATION ABOUT THE FUNDS/TRUST

Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are without par value, have no preemptive or subscription rights, and are freely transferable.

The Trust is a "series fund", which is a mutual fund divided into separate funds, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one Fund is not deemed to be a shareholder of any other Fund. For certain matters shareholders vote together as a group; as to others they vote separately by Fund. The Trustees have authority to create an unlimited number of shares of beneficial interest, without par value, in separate series. The Trustees have authority to create additional series at any time in the future without shareholder approval.

Each share (regardless of class) has one vote. On each matter submitted to a vote of the shareholders, all shares of each Fund or class shall vote together as a single class, except as to any matter for which a separate vote of any Fund or class is required by the 1940 Act and except as to any matter which affects the interest of a particular Fund or class, in which case only the holders of shares of the one or more affected Funds or classes shall be entitled to vote, each as a separate class.

The assets received by the Trust for the issue or sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative sizes of the Fund and the relative difficulty in administering each Fund. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Trustees.

Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund available for distribution.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a Trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust's outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

Each Fund will send annual and semi-annual financial statements to all of its shareholders.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which Dreyfus believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Kirkpatrick & Lockhart Nicholson Graham LLP, 345 Park Avenue, New York, NY 10054, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.

KPMG LLP, 757 Third Avenue, New York, NY 10017, was appointed by the Board of Trustees to serve as each Fund's independent registered public accounting firm for the year ending June 30, 2006, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with SEC filings and (3) review of the annual Federal income tax return filed on behalf of each Fund.

APPENDIX A

RISK FACTORS—INVESTING IN CALIFORNIA MUNICIPAL BONDS

      The following information is a summary of special factors affecting investments in California Municipal bonds. It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

General Information

      Economy. California's economy, the nation's largest and one of the largest in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into a recession, concentrated in the State's high-tech sector. The economy has since recovered, with 336,000 jobs gained between July 2003 and March 2005 compared with 367,000 jobs lost between January 2001 and July 2003.

      Both the California economy and the national economy improved in 2004 and the first quarter of 2005. Growth of national economic output was close to a 20-year high in 2004. Economic growth slowed modestly in the first quarter of 2005. California personal income and taxable sales grew almost twice as fast in 2004 as in 2003. Total personal income grew by 6.3% in 2004, after growing only 3.1% in 2003. The corresponding gains for wage and salary income were 5.7% and 2.5%, respectively. Statewide taxable sales were 7.3% higher in 2004 than in 2003. California exports increased by 17% in 2004 and were about 5% higher in the first quarter of 2005 than a year earlier. The average level of nonfarm payroll employment was 1% higher in 2004 than in 2003 and 1.7% higher in the first five months of 2005 than a year earlier.

      Population and Labor Force. The State's July 1, 2004 population of over 36 million represented over 12% of the total United States population. California's population is concentrated in metropolitan areas. As of the 2000 census, 97% resided in the 25 major metropolitan statistical areas in the State. As of July 1, 2004, the 5-county Los Angeles area accounted for 49% of the State's population, with over 17 million residents, and the 11-county San Francisco Bay Area represented 20%, with a population of over 7 million.

The following table shows California's population data for 1995 through 2004.

Population 1995-2004*

		% Increase		% Increase	California
	California	Over Preceding	United States	Over	as % of United
Year	Population	Year	Population	Preceding Year	States *

1995	31,712,000	0.6	266,278,393	1.2	11.9
1996	31,963,000	0.8	269,394,284	1.2	11.9
1997	32,453,000	1.5	272,646,925	1.2	11.9
1998	32,863,000	1.3	275,854,104	1.2	11.9

		% Increase		% Increase	California
	California	Over Preceding	United States	Over	as % of United
Year	Population	Year	Population	Preceding Year	States *

1999	33,419,000	1.7	279,040,168	1.2	12.0
2000	34,099,000	2.0	282,192,162	1.1	12.1
2001	34,784,000	2.0	285,102,075	1.0	12.2
2002	35,393,000	1.8	287,941,220	1.0	12.3
2003	35,991,000	1.7	290,788,976	1.0	12.4

2004	36,591,000	1.7	293,655,404	1.0	12.5

*Population as of July 1.

SOURCE: U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.

      The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1995 through 2004.

Labor Force 1995-2004

	Labor Force Trends		Unemployment Rate (%)
	(in Thousands)
Year	Labor Force	Employment	California	United States

1995	15,264	14,062	7.9	5.6
1996	15,436	14,304	7.3	5.4
1997	15,793	14,781	6.4	4.9
1998	16,167	15,204	6.0	4.5
1999	16,431	15,567	5.3	4.2
2000	16,870	16,034	5.0	4.0
2001	17,150	16,218	5.4	4.7
2002	17,327	16,165	6.7	5.8
2003	17,414	16,224	6.8	6.0
2004	17,552	16,460	6.2	5.5

SOURCE:	State of California, Employment Development Department.

      The state unemployment rate was 5.3% in May 2005, down from 6.0% in December 2004 and 6.3% in May 2004. The national unemployment rate in May 2005 was 5.1% . The 2005-06 May Revision projects U.S. output growth will slow somewhat in 2005 and again in 2006. California personal income growth is expected to slow in 2005 before increasing slightly in 2006.

Recent Developments

      State Economy and Finances. On July 31, 2004, the Governor signed the 2004 Budget Act (the "2004 Budget Act") into law. Two measures intended to address the existing cumulative budget deficit and to implement structural reform were both approved at the March 2, 2004 statewide primary election. The California Economic Recovery Bond Act ("Proposition 57") authorizes the issuance of up to $15 billion of economic recovery bonds ("ERBs") to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004. The bonds were to be issued in lieu of fiscal recovery bonds previously authorized by the California Fiscal Recovery Financing Act. Three first two series of ERBs have been offered, which provided approximately $11.254 billion of net proceeds to the General Fund. The second measure entitled the Balanced Budget Amendment ("Proposition 58") requires the State to adopt and maintain a balanced budget and establish an additional reserve, and restricts future long-term deficit-related borrowing.

      On July 11, 2005, Governor Schwarzenegger signed the 2005-06 Budget Act (the "2005-06 Budget") and certain related legislation. The 2005-06 Budget provides for General Fund expenditures of $90 billion, with revenues and transfers of $84.5 billion. The difference is made up by applying a portion of the $7.5 billion fund balance as of June 30, 2005. The 2005-06 Budget estimates the June 30, 2006 balance in the budget reserve will be $1.3 billion.

      On August 8, 2005, a lawsuit titled California Teachers Association et al v. Arnold Schwarzenegger et al. was filed. Plaintiffs allege that the California Constitution's minimum school funding guarantee was not followed for Fiscal Years 2004-05 and 2005-06. Plaintiffs allege an underfunding of approximately $3.1 billion for those two fiscal years. Plaintiffs seek a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with the Constitution, and declaratory relief finding that the State failed to appropriate sufficient funds to comply with the minimum finding requirement.

      On June 13, 2005, the Governor signed a proclamation officially calling a statewide special election to be held on November 8, 2005. This proclamation specifies a series of initiatives to be placed on the ballot, including a budget reform initiative.

State Indebtedness and Financing

      The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs"), when due.

      General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of monies in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

      As of July 1, 2005, the State had outstanding approximately $47.5 billion aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of approximately $35.2 billion of long-term general obligation bonds, including up to approximately $20 billion of general obligation bonds authorized to be issued initially as commercial paper notes, and approximately $15.24 billion of other authorized but unissued general obligation bonds.

      General obligation bond law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State has issued $6.4 billion of variable rate general obligation bonds, representing 13.4% of the State's total outstanding general obligation bonds as of July 1, 2005. The Legislature has approved approximately $600 million of new bond authorizations to be placed on the June 2006 primary election ballot. A $9.95 billion bond measure for high speed rail projects has been placed on the November 2006 general election ballot but legislation is pending to defer this measure until 2008. Additional bond proposals may be added to the 2006 primary or general election ballots. Voters have already approved approximately $3.8 billion in bond issuances at the November 2004 election.

      Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the current bank credit agreement supporting the general obligation commercial paper program, not more than $1.5 billion in general obligation commercial paper notes may be outstanding at any time. This amount may be increased or decreased in the future. As of July 1, 2005, the finance committees had authorized the issuance of up to approximately $20 billion in such notes and, as of that date, $94 million aggregate principal amount of general obligation commercial paper notes were outstanding.

      Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had approximately $7.8 billion General Fund-supported lease-purchase obligations outstanding as of July 1, 2005. The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $3.1 billion authorized and unissued as of July 1, 2005. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81 million of revenue bonds to be secured by State leases.

      Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the

California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $47.3 billion aggregate principal amount of revenue bonds and notes that are non-recourse to the General Fund outstanding as of June 30, 2005.

      Pension Obligation Bonds. Pursuant to the California Pension Restructuring Bond Act of 2004 (the "Restructuring Bond Act"), the State proposes to issue $560 million of pension obligation bonds to make Fiscal Year 2005-06 contributions to the California Public Employees' Retirement System ("CalPERS"). The cost of issuance will be paid from a General Fund appropriation, rather than from bond proceeds. The net benefit to the General Fund will be $525 million. The payment of the debt service on the bonds would be payable from the General Fund. As with previous proposed pension bond issuances, the proposed issuance is the subject of a validation action brought by the Pension Obligation Bond Committee (the "Committee") for and on behalf of the State.

      Pursuant to the Restructuring Bond Act, the Committee authorized the issuance of bonds to pay a portion of the State's pension obligation for Fiscal Year 2004-05. The Committee initiated a validation action seeking court determination that the bonds will not be in violation of the Constitutional debt limit. The validation action was challenged in court, which prevented the issuance of the pension obligation bonds in time to pay the pension contribution during Fiscal Year 2004-05. The issuance of 2005-06 pension obligation bonds is also subject to this challenge. There can be no assurance that the validation action will be successful.

      The Restructuring Bond Act limits the maximum amount of bonds that can be issued to no more than one-third of the 20 years savings expected to result from restructuring the State's pension programs, estimated at $560 million. The Restructuring Bond Act includes reforms to the State's pension obligations, which the Administration estimates will reduce pension costs in a cumulative amount of $1.7 billion over the next 20 years.

      Economic Recovery Bonds. Repayment of the ERBs is secured by a pledge of revenues from a 1/4¢ increase in the State's sales and use tax starting July 1, 2004. All proceeds from this 1/4¢ sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the ERBs are required to be applied to the early retirement of the ERBs. In addition, the following sources of funds are required to be used for early retirement of the ERBs: (i) fifty percent of each annual deposit, up to $5 billion in the aggregate, of future deposits in the reserve fund created by Proposition 58, and (ii) all proceeds from the sale of surplus State property. The State has issued $10.896 billion of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during Fiscal Year 2003-04 (of which, approximately $9.2 billion was applied to Fiscal Year 2002-03 expenditures, and approximately $2 billion has been applied to offset current fiscal year General Fund expenditures). The 2005-06 Budget assumes no ERBs will be issued in Fiscal Year 2005-06. The State may issue the remainder of authorized ERBs in the current or future fiscal years.

      Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued RANs in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any unapplied revenues in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified General Fund reimbursements.

      On June 18, 2003, the State issued $10.97 billion of RAWs, which matured and were paid in full on June 16, 2004. The State also issued $3 billion of RANs on October 28, 2003 (the "2003-04 RANs"), which matured and were paid in full on June 23, 2004. Finally, the State issued $6 billon of RANs on October 6, 2004, which matured on June 30, 2005.

      Ratings. After reaching their lowest point in 2003, the ratings of the State's general obligation bonds have been raised by all three rating agencies in 2004 and 2005. S&P has raised the State's general obligation credit rating from "BBB" to "A." Moody's has raised the rating from "Baa1" to "A2." Fitch has raised the rating from "BBB" to "A." The most recent actions by Moody's and Fitch both took place in July 2005.

State Funds and Expenditures

      The Budget and Appropriations Process. The State's fiscal year begins on July 1 and ends on June 30. The State's General Fund Budget operates on a legal basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year. Under State law, the annual proposed budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the proposed budget, the Legislature takes up the proposal. As required by Proposition 58, beginning with Fiscal Year 2004-05, the State must pass an annual balanced budget.

      The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

      Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution. Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

      The General Fund. The monies of the State are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

      The Special Fund for Economic Uncertainties. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State to the General Fund as necessary to meet cash needs of the General Fund. The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the General Fund. At the end of each fiscal year, the State is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund. In certain circumstances, monies in the SFEU may be used in connection with disaster relief.

      For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the General Fund so as to show the total monies then available for General Fund purposes.

      Inter-Fund Borrowings. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. If General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the General Fund. All money so transferred must be returned to the special fund from which it was transferred. As of July 31, 2005, there were $1.129 billion of outstanding loans from the SFEU and other internal sources to the General Fund.

      Investment of Funds. Monies on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account (the "PMIA"). As of June 30, 2005, the PMIA held approximately $41.9 billion of State monies and $18.6 billion of monies invested for about 2,702 local governmental entities. The PMIA held $60.5 million in assets as of June 30, 2005.

      Pension Trusts. The three principal retirement systems in which the State participates are CalPERS, the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"). The State's contribution to CalPERS and UCRS are actuarially determined each year, while the State's contribution to CalSTRS is established by statute.

      CalPERS administer the Public Employment Retirement Fund ("PERF"), which is a multiple-employer defined benefit plan. As of June 30, 2004, employer participants, in addition to the State, included 61 school employers and 1,443 other public agencies. As of the same date, PERF had 1,002,067 program members and 413,272 benefit recipients. The payroll for State employees covered by PERF for Fiscal Year 2003-04 was approximately $12.7 billion. Due to investment losses and increased retirement benefits, the State contribution to CalPERS, through the PERF, has increased from $156.7 million in Fiscal Year 2000-01 to an estimated $2.429 billion in Fiscal Year 2005-06. On April 19, 2005, the Board of Directors of CalPERS

adopted a new policy for calculating the actuarial value of assets. The effect of this policy will reduce the State's Fiscal Year 2005-06 General Fund contribution to CalPERS by $152 million from what was originally budgeted for Fiscal Year 2005-06.

      CalSTRS administers the Teacher's Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers' Retirement Plan ("STRP"). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system.

      The 2005-06 Budget includes a pension reform package to reduce the State's future costs of pension contributions by an estimated $538 million for Fiscal Year 2005-06. Based on the Governor's reform proposal, starting in the 2005-06 budget year, employees will be expected to pay one-half the total charges approved by the CalPERS, including both the charge for normal cost and the charge for any unfunded liability. The 2005-06 Budget also assumes the issuance of $560 million of pension obligation bonds, yielding net proceeds of $525 million, to cover a portion of the State's retirement obligations for Fiscal Year 2005-06.

      Welfare Reform. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "Law") fundamentally reformed the nation's welfare system. The Law included provisions to: (1) convert Aid to Families with Dependent Children ("AFDC") from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (2) deny certain Federal welfare and public benefits to legal non-citizens (amended by subsequent Federal law), allow states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally deny almost all benefits to illegal immigrants; and (3) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through September 30, 2005. For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. While Congress and the President will consider several key policy changes, Federal reauthorization legislation introduced to date would significantly increase the work participation rate requirements. One proposal would increase work participation rate requirements by 5% annually from the current statutory rate of 50% to 70% in Fiscal Year 2010. The State would need to make substantial investments in child care and employment services in order to meet the increased work participation rate requirements if this proposal was adopted. Failure to meet these increased requirements could result in significant Federal penalties.

      The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and Greater Avenues to Independence programs effective January 1, 1998. Consistent with Federal law, CalWORKs contains time limits on receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Caseload under CalWORKs is continuing to flatten after many consecutive years of decline. The revised CalWORKs caseload projections are 491,700 cases in 2004-05 and 487,300 in 2005-06. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-95. Since CalWORKs' inception in January 1998, caseload has declined by over 33%, and the number of working recipients has increased from less than 20% in 1996 to nearly 50% in 2003.

      In Fiscal Years 2004-05 and 2005-06, California will continue to meet, but not exceed, the Federally required $2.7 billion combined State and county maintenance of effort ("MOE") requirement. In an effort to keep program expenditures within the TANF block grant and TANF MOE amounts, address the Administration's objective to alleviate the structural deficit between the state's revenues and expenditures, and better align CalWORKs program benefits with TANF programs in other states, the 2005-06 Budget suspends the July 2005 and July 2006 CalWORKs grant cost-of-living adjustments. The 2005-06 Budget also implements a new incentive system that sets aside TANF Block Grant funds in Fiscal Year 2005-06 for allocation to counties in Fiscal Year 2006-07 that meet specific CalWORKs program outcomes. These and other smaller CalWORKs program reductions are projected to result in savings totaling $242.7 million in Fiscal Year 2005-06.

      The 2005-06 Budget includes total CalWORKs-related expenditures of $6.8 billion for Fiscal Year 2005-06, compared to $6.7 billion for Fiscal Year 2004-05. Both years include an augmentation of $191.9 million for employment services to enable recipients to move off of aid and into sustainable employment.

      Local Governments. The primary units of local government in the State are the counties, ranging in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

      In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax monies, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

      The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax that they receive. Under the State-local agreement and implementing legislation for Fiscal Years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive are reduced by $700 million. In future years, local governments will receive the full value of the

VLF revenue. Also for these two fiscal years, redevelopment agencies are required to shift $250 million, and special districts to shift $350 million, in property tax revenues they would otherwise receive to schools.

      As part of the State-local agreement, Senate Constitutional Amendment No. 4 ("Amendment No. 4") was enacted by the Legislature and subsequently approved by the voters at the November 2004 election. Amendment No. 4 amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004. Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approve the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than 2 fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in Fiscal Year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Amendment No. 4 expands the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The mandate provisions of Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

      Vehicle License Fee. A program to offset a portion of the VLF paid by vehicle owners was established in 1998. Beginning January 1, 1999, a permanent offset of 25% of the VLF became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5% . This level of offset provided tax relief of $4.3 billion in Fiscal Year 2003-04. Beginning in Fiscal Year 2004-05, the State-local agreement permanently reduced the VLF rate to 0.65% and the offset program be eliminated. Amendment No. 4 codifies the obligation of the State to provide replacement revenues to local governments for revenues lost as a result of the decrease in the VLF rate below the rate of 0.65% of the market value of the vehicle.

      In June 2003, it was determined that insufficient General Fund monies were available to continue to fund any portion of the VLF offsets. Accordingly, the VLF paid by taxpayers returned to the pre-1999 level so the State would not be obligated to make any offset payments in Fiscal Year 2003-04. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments resumed. Local governments received backfill payments totaling $3.8 billion in Fiscal Year 2002-03, and $3.1 billion in Fiscal Year 2003-04. The State-local agreement provided for the repayment by August 2006 of approximately $1.2 billion that was not received by local governments during the time period between the suspension of the offsets and the implementation of higher fees. The 2005-06 Budget provided for the early repayment of the entire $1.2 billion VLF backfill payments owed to local governments, which occurred in August 2005.

      Trial Courts. Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. The State's trial court system will receive approximately $2 billion and $2.2 billion in State resources in Fiscal Years 2004-05 and 2005-06, respectively, and $475 million in resources from the counties in each fiscal year.

      Repayment of Energy Loans. The Department of Water Resources (the "DWR") borrowed $6.1 billion from the General Fund for its power supply program between January and June 2001. DWR has issued approximately $11.25 billion in revenue bonds and used the net proceeds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund of $6.1 billion plus accrued interest of approximately $500 million.

      The loans from the General Fund, banks and commercial lenders financed DWR's power supply program costs during 2001 that exceeded DWR's revenues from the sale of electricity. The power supply program has become self-supporting, and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the major investor owned electric utilities ("IOUs") resumed responsibility for obtaining electricity for their customers. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefore or to make any appropriation for their payment.

      State Appropriations Limit. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes. There are other various types of appropriations excluded from the Appropriations Limit. For example, appropriations required to comply with mandates of courts or the Federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may be exceeded in cases of emergency.

      The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

      State law requires an estimate of the Appropriations Limit to be included in the proposed budget and thereafter to be subject to the budget process and established in the Budget Act. As of the enactment of the 2005-06 Budget, the Department of Finance projected the

Appropriations Limit to be $7.555 billion and $11.331 billion in Fiscal Years 2004-05 and 2005-06, respectively.

      Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Any amount not funded by local property taxes is funded by the General Fund. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools a certain variable percentage of General Fund revenues, based on certain factors including cost-of-living adjustments, enrollment, and per capita income and revenue growth. Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee to be 40.7% of the General Fund tax revenues, based on Fiscal Year 1986-87 appropriations. However, that percentage has been adjusted to approximately 39% to account for a subsequent redirection of local property taxes that directly affected the share of General Fund revenues to schools. Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools.

      The 2005-06 Budget reflects General Fund Proposition 98 expenditures in Fiscal Years 2003-04 through 2005-06. The 2005-06 Budget includes full funding for statutory growth (0.69%) and cost-of-living adjustments (4.23%), and also reflects the deferral of Proposition 98 expenditures of $1.297 billion, $1.283 billion and $1.303 billion from Fiscal Years 2003-04 to 2004-05, 2004-05 to 2005-06, and 2005-06 to 2006-07, respectively.

      Legislation related to the 2004 Budget Act suspended the Proposition 98 guarantee, which, at the time the 2004 Budget Act was enacted, was estimated to be $2.004 billion. That estimate, however, has been increased due to subsequent revenue growth in the General Fund to be $3.827 billion. Additional appropriations were not included in the 2005-06 Budget. This suspended amount is added to the existing maintenance factor for a total balance of $3.84 billion at the end of Fiscal Year 2005-06. The Governor's reform proposal (discussed below) would require this $3.84 billion maintenance factor to be paid within 15 years, and that such payments would no longer increase the Proposition 98 base calculation for future years.

      Appropriations for Fiscal Years 2002-03 and 2003-04 were estimated to be $473.6 million and $583.9 million, respectively, below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates. Legislation enacted in August 2004 annually appropriates $150 million per year, beginning in Fiscal Year 2006-07, to repay prior year Proposition 98 obligations through the 2003-04 Fiscal Year, including $250.8 million owed from the 1995-96 and 1996-97 Fiscal Years, until these obligations are fully repaid. The current estimate of the remaining obligation is $1.292 billion. The 2005-06 Budget funds $16.8 million toward these settle-up obligations, which will reduce the first 2006-07 settle-up appropriation, from $150 million to $133.2 million.

      Constraints on the Budgetary Process. Over the years, a number of laws and Constitutional amendments have been enacted that restrict the use of General Fund or special fund revenues, or otherwise limit the Legislature's and Governor's discretion in enacting budgets. Proposition 1A, approved in 2004, limits the Legislature's power over local revenue sources.

This, and other recent Constitutional amendments affecting the budget process, is described below. In addition, the 2005-06 Budget includes budget reforms that propose new Constitutional initiatives, including an amendment that would require across-the-board spending reductions to close a budget gap if the Legislature does not act within a certain period of time. These proposals are also described below.

      Proposition 58 (Balanced Budget Amendment). Proposition 58, approved in 2004, requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result, the State may have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for Fiscal Year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance.

      Proposition 58 requires that a special reserve (the Budget Stabilization Account) be established in the General Fund. Beginning with Fiscal Year 2006-07, a portion of estimated annual General Fund revenues would be transferred into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. Proposition 58 will also prohibit certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of RANs or RAWs currently used by the State), or (ii) inter-fund borrowings.

      Proposition 1A. Approved in 2004, Proposition 1A amended the State Constitution to reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of ten fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

      Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in Fiscal Year 2005-06, if the State does not provide funding for the mandated activity, the requirement on cities, counties, or special districts to abide by the mandate would be suspended. Proposition 1A also expanded the definition of what constitutes a mandate on local governments to encompass State action that transfers to cities, counties, and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights. Proposition 49 (After School Education Funding). An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters in 2002, and requires the State to expand funding for before and after school programs in public elementary and middle schools. Beginning with Fiscal Year 2004-05, and in the first year that non-Proposition 98 appropriations exceed the base level by $1.5 billion, the initiative will require the State to appropriate up to $550 million annually. The initiative defines the base level as the fiscal year during the period July 1, 2000 through June 30, 2004, for which the State's non-Proposition 98 General Fund appropriations are the highest as compared to any other fiscal year during that period. Using data as of the 2005-06 May Revision, Fiscal Year 2001-02 is the base year. Based upon expected non- Proposition 98 General Fund appropriations as of the 2005-06 Budget , the initiative is unlikely to require implementation of the funding increase for before and after school programs until Fiscal Year 2008-09. The 2005-06 Budget includes about $121.6 million for these programs, so when the initiative is fully triggered, it would appropriate an additional $428.4 million.

      Governor's Budget Reform Proposals. The Governor has proposed a series of Constitutional budgetary reform proposals to address the State's continuing structural deficit. These proposals include amendments (i) requiring automatic, non-discretionary across-the-board reductions in State spending to address budget imbalances; (ii) prohibiting the suspension of Proposition 98 guarantee payments, and eliminating the "Test 3" calculation (which allows for the reduction of the growth rate of Proposition 98 funding during low revenue years and creates a "maintenance factor" to be made up in future years); (iii) prohibiting the State from using the proceeds of the gasoline sales tax for any non-transportation purpose, effective after Fiscal Year 2006-07; (iv) prohibiting the State from offering defined benefit plans for new employees; (v) prohibiting budgetary borrowing from special funds; and (vi) allowing the State to repay outstanding certain loans, deferred Proposition 98 obligations and unfunded mandates upon local governments and schools over a period of up to 15 years. These budget proposals will limit the discretion of the Legislature and the Governor in dealing with budget imbalances, and potentially shift all of the burden of balancing the budget on spending reductions in non-Proposition 98 programs (such as higher education, health, social services and criminal justice) or on taxpayers in the form of higher fees and taxes. In addition, the Governor has endorsed a Constitutional amendment initiative entitled "California Live Within Our Means Act," which has qualified for the November 2005 special election.

      Tobacco Settlement. In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers for payment of approximately $25 billion (subject to adjustment) over 25 years. Under the MSA, half of the money will be paid to the State and half to local governments. Payments continue in perpetuity, but the specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain previously settled states and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

      State statutory law allows the issuance of revenue bonds secured by MSA revenues beginning in Fiscal Year 2003-04. An initial sale of 56.57% of the State's tobacco settlement revenues producing $2.5 billion in revenue was completed in January 2003. A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in revenue, was completed in September 2003 ("Series 2003B Bonds"). In August, 2005, the Series 2003B Bonds were refinanced, retaining all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing.

Sources of State Revenue

      The 2005-06 Budget estimates of General Fund tax revenues have increased by 6.8% in Fiscal Year 2004-05 and are projected to increase by 5.7% in Fiscal Year 2005-06. In 2004, the Legislature created a personal income tax, corporate tax, and sales and use tax amnesty program for 2002 and prior tax years. Penalties were waived for taxpayers who applied for amnesty during the amnesty period of February 1, 2005 to March 31, 2005. Although taxpayers had to apply within this time frame, taxpayers who could have applied for amnesty but didn't are subject to higher penalties if found to owe additional amounts for amnesty years. The 2005-06 May Revision estimates a net multi-year General Fund revenue gain from the amnesty program of $380 million.

      Personal Income Tax. The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after Federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0% to 9.3% . Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"), which is much like the Federal AMT. The personal income tax structure is highly progressive. For instance, it is estimated that the top 1% of taxpayers paid 38.7% of the total personal income tax in the 2003 tax year.

      Taxes on capital gains and stock options, which are largely linked to stock market performance, add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7% and as little as 5.6% of General Fund revenues over the last ten years. The 2005-06 May Revision forecast estimates that capital gains and stock option tax receipts will account for 10.8% of General Fund revenues in each of Fiscal Years 2004-05 and 2005-06. A proposal to add a 1% surcharge on taxable income over $1 million was approved by voters on the November 2004 election ballot. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

      Sales Tax. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

      As of January 1, 2005, the breakdown of the base State and local sales tax rate of 7.25% is as follows: 5% is imposed as a General Fund tax; 0.5% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; and 1.0% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for the city and county general-purpose use; and 0.25% deposited into the Fiscal Recovery Fund which will be available for annual appropriation by the Legislature to repay the State's ERBs.

      Existing law provides that 0.25% of the basic 5% State tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in any year in which the both following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25% sales and use tax rate) is expected to exceed 3% of revenues in that fiscal year (excluding the revenues derived from the 0.25% sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the 2005-06 May Revision forecast. The 0.25% rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The 2005-6 May Revision estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2006.

Corporation Tax. Corporation tax revenues are derived from the following taxes:

      1. The franchise tax and the corporate income tax are levied at an 8.84% rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

      2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2% on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

      3. The AMT is similar to that in Federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65% .

      4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

5. Sub-Chapter S corporations are taxed at 1.5% of profits.

      Taxpayers with net operating losses ("NOLs") are allowed to carry forward NOLs for tax purposes and deduct a portion in subsequent years. State law suspended the use of any carryover NOLs for the 2002 and 2003 tax years, but allowed taxpayers to deduct those losses beginning in the 2004 tax year and extended the expiration date for those losses by two years. The percent of a taxpayer's NOLs that can be carried forward also increased from 65% to 100% beginning January 1, 2004, for NOLs generated after that date. About 85% of NOLs are deducted from corporation taxes with the balance deducted from personal income tax.

      Insurance Tax. The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit sharing plans that are taxed at the lesser rate of 0.5%, surplus lines and nonadmitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

      Other Taxes. Other General Fund major taxes and licenses include: estate, inheritance and gift taxes; cigarette taxes; alcoholic beverage taxes; horse racing license fees and trailer coach license fees.

      The California estate tax is based on the State death tax credit allowed against the Federal estate tax, and is designed to pick up the maximum credit allowed against the Federal estate tax return. The Federal Economic Growth and Tax Reconciliation Act of 2001 phases out the Federal estate tax by 2010. It also reduced the State pick-up tax by 25% in 2002, 50% in 2003, and 75% in 2004 and eliminates it beginning in 2005. These provisions sunset after 2010; at that time, the Federal estate tax will be re-instated along with the State's estate tax, unless future Federal legislation is enacted to make the provisions permanent.

      Special Fund Revenues. The State Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise four categories of income: (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco products; (ii) charges for special services to specific functions, including such items as business and professional license fees; (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties); and (iv) motor vehicle related taxes and fees. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs. During Fiscal Year 2003-04, $7.7 billion was derived from this source, with approximately $3.2 billion being returned to local governments.

      Taxes on Tobacco Products. Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87¢ per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco and snuff at a rate equivalent to the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund. The State's excise tax proceeds are earmarked for childhood development, education, health, research and other programs.

State Economy and Finances

      The State economy grew strongly between 1994 and 2000 and, as a result, for the five fiscal years from 1995-96 to 1999-00, General Fund tax revenues exceeded budget estimates. These additional funds were largely directed to school spending and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. The State ended Fiscal Year 2000-01 with a budget reserve of $5.39 billion.

      During Fiscal Year 2001-02, however, the State experienced an unprecedented drop in revenues compared to the prior year. The three largest tax sources only generated $59.7 billion, a drop of over $13 billion from the prior fiscal year. This revenue shortfall (as well as the temporary delay in the issuance of the DWR power revenue bonds to reimburse the State for the energy purchases during the energy crisis), resulted in a substantial budgetary deficit and cash flow difficulties. Despite a mid-year spending freeze for many State agencies and projects, the State ended Fiscal Year 2001-02 with a $2.1 billion negative fund balance.

      State Budget — Fiscal Year 2003-04. The 2003-04 proposed budget projected revenues from the three largest tax sources to be about $61.7 billion, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 proposed budget projected total revenues and transfers of $73.1 billion and $69.2 billion in Fiscal Years 2002-03 and 2003-04, respectively, and projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

      On May 14, 2003, the previous Governor released revisions to the proposed budget. The revisions reduced the revenue estimate for Fiscal Year 2002-03 to $70.8 billion from the 2003-04 Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. As a result, the revisions estimated the budget gap for Fiscal Years 2002-03 to 2003-04 increased from $34.6 billion to $38.2 billion.

      2003 Budget Act. The 2003 Budget Act was adopted by the Legislature on July 29, 2003, and signed into law by the previous Governor on August 2, 2003. Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3%, from $70.9 billion in Fiscal Year 2002-03 to $73.3 billion in Fiscal Year 2003-04. The revenue projections incorporate a 4% increase in State tax revenues, reflecting a correspondingly moderate growth in the State's economy.

      The June 30, 2004 reserve was projected in the 2003 Budget Act to be just over $2 billion. This projection reflected the elimination of the $10.675 billion accumulated deficit through June 30, 2003 (as estimated in the 2003 Budget Act), through the issuance of the ERBs. The projection also assumed other external borrowings including $929 million in pension obligation bonds (which were not issued) and $2.3 billion in tobacco securitization bonds (which were issued), and the use of Proposition 98 and other deferrals. The State ended Fiscal Year 2003-04 with a reserve of $1.7 billion.

      State Budget — Fiscal Year 2004-05. The 2004-05 Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for Fiscal Year 2004-05, would continue to be incurred. The May Revision released on May 13, 2004, projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Budget projections. The increase in the reserve was the result of a $2.229 billion increase in prior year adjustments, a $245 million increase in revenues (over both Fiscal Years 2003-04 and 2004-05), a $1 billion reduction in the sale of ERBs and a $1.112 billion increase in expenditures (over both Fiscal Years 2003-04 and 2004-05).

      2004 Budget Act. The 2004 Budget Act was adopted by the Legislature on July 29, 2004, and signed by the Governor on July 31, 2004. The 2004 Budget Act largely reflects the proposals contained in the May Revision, including the use of $2 billion of proceeds of the ERBs issued in Fiscal Year 2003-04.

      Under the 2004 Budget Act, General Fund revenues were projected to increase 3.6%, from $74.6 billion in Fiscal Year 2003-04, to $77.3 billion in Fiscal Year 2004-05. The revenue projections assumed a continuing rebound in California's economy. Excluding the impact of the ERBs, General Fund expenditures were estimated to increase by 6.7%, from $75.6 billion in Fiscal Year 2003-04, to $80.7 billion in Fiscal Year 2004-05. The June 30, 2005 reserve is projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.

      In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7%), cost avoidance ($4.4 billion or 31.7%), fund shifts ($1.6 billion or 11.2%), loans or borrowing ($2.1 billion or 15.4%), and transfers and other revenue ($1.8 billion or 13.0%) . The 2004 Budget Act contained the following major components:

      1. Rebasing Proposition 98 minimum funding guarantee at a level approximately $2 billion less than would otherwise be required for Fiscal Year 2004-05.

      2. A new fee policy for higher education where future undergraduate and graduate level fee increases are tied to increases in per-capita personal income, with flexibility to increase fees by not more than an average of 10% a year over the next three years. Under the fee policy, graduate fees may increase at rates in excess of undergraduate fees until a 50% differential is achieved. In Fiscal Year 2004-05, fees are increased 14% for undergraduates and 20% for graduate students. The 2004 Budget Act includes $750 million in various spending reductions for higher education from otherwise mandated levels.

      3. The 2004 Budget Act does not include any savings attributed to Medi-Cal redesign, but does include $992 million in reductions in various social service programs from otherwise mandated levels.

      4. The 2004 Budget Act eliminates State contributions to CalPERS on behalf of new State employees for the first two years of employment. In addition, the 2004 Budget Act assumes the issuance of $929 million pension obligation bonds to cover a portion of the State's required contributions to CalPERS in Fiscal Year 2004-05. Of this amount, $577 million is reflected as a revenue transfer and $352 million as savings. The State no longer assumes that the pension bonds will be issued in Fiscal Year 2004-05 due to litigation delays.

      5. The 2004 Budget Act assumes the issuance of $929 million in pension obligation bonds to pay a portion of the pension obligations in Fiscal Year 2004-05. In addition, approximately $2 billion of ERB proceeds will be used to offset Fiscal Year 2004-05 General Fund expenditures. In contrast, in Fiscal Year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and $9.2 billion of economic recovery proceeds (representing approximately $11.254 billion of total bond proceeds, less $2 billion deposited into the Deficit Recovery Fund).

      6. The elimination of the VLF offset program beginning in Fiscal Year 2004-05.

      7. The 2004 Budget Act includes $300 million in additional revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities. The 2004 Budget Act authorizes the State to sell the revenue stream to be received from payments made by certain Indian tribes to secure up to $1.5 billion of securities, the proceeds of which will be used by the State to repay prior transportation loans. Pending litigation relating to the Indian gaming compacts could also affect these additional revenues and securities issuance.

      8. The 2004 Budget Act includes: (i) $1.206 billion in savings for the suspension of the Transportation Investment Fund transfer; (ii) $450 million in savings from deposits of punitive damages awards used to offset General Fund costs in Fiscal Year 2004-05; (iii) $206 million for spending reduction that would result from changes in the correctional system; and (iv) $150 million of additional savings.

      State Budget — Fiscal Year 2005-06. The 2005-06 Governor's Budget, released on January 10, 2005, after funding a $500 million reserve, closed an estimated $9.1 billion gap between resources and expenditures primarily through the use of $1.7 billion of ERBs, suspending a $1.3 billion transfer from the General Fund of sales taxes on fuels to transportation programs pursuant to Proposition 42, not appropriating $2.3 billion of Proposition 98 increases, and other spending reductions. The 2005-06 May Revision, released on May 13, 2005, reflected an increase in General Fund revenues compared to the 2005-06 Governor's Budget of about $3.7 billion due to economic growth and about $3.9 billion in one-time revenues over Fiscal Years 2004-05 and 2005-06 due to the tax amnesty program. With the increased revenues, the May Revision proposed to eliminate the use of ERBs, fully fund transportation programs under Proposition 42, and pay back 50% of the VLF gap (subsequently increased to 100% under the 2005-06 Budget) owed to local governments.

      Fiscal Year 2004-05 Revised Estimates in 2005-06 May Revision. The 2005-06 May Revision projected that the State would end Fiscal Year 2004-05 with a reserve of $6.073 billion, up approximately $5.305 billion from the 2004 Budget Act projections. Under the 2005-06 May Revision, General Fund revenues and transfers for Fiscal Year 200-06 are projected at $78.2 billion, an increase of $986 million from the projections in the 2004 Budget Act. Under the 2005-06 May Revision, General Fund expenditures for Fiscal Year 200-06 are projected at $79.5 billion ($2.244 billion increase from 2004 Budget Act projections).

      For budgetary purposes, revenues from the tax amnesty program (described above) resulted in a carry-over adjustment increasing the beginning General Fund balance for Fiscal Year 2004-05 by $3.8 billion. This carry over adjustment will be reduced by $1.5 billion in Fiscal Year 2004-05, $1.1 billion in Fiscal Year 2005-06 and $0.9 billion in Fiscal Year 2006-07, to account for refunds and the recognition of income. The estimated net multi-year General Fund revenue gain from the amnesty program of $380 million, which represents a $180 million increase from the $200 million gain assumed at the time of the 2005-06 Budget, constitutes onetime revenue to the State.

      Under the 2005-06 Budget, General Fund expenditures for Fiscal Year 2004-05 are projected at $81.7 billion, an increase of $1 billion compared with 2004 Budget Act estimates. These expenditure projections include the following significant increases (some of which is offset by reductions not reflected here) since the 2004 Budget Act: (i) $258 million in additional Proposition 98 expenditures; (ii) $538 million in additional expenditures relating to trial courts costs and punitive damage award revenues; (iii) $352 million in additional expenditures due to pending litigation contesting the issuance of pension obligation bonds (this expenditure is now shifted to Fiscal Year 2005-06, assuming the issuance of pension obligation bonds); (iv) $207 million in additional expenditures due to enrollment and population growth and the elimination of realized savings from the reorganization of certain State agencies and commissions; and (v) $101 million in additional expenditures for nursing facilities.

      2005 Budget Act. The 2005-06 Budget was adopted by the Legislature on July 7, 2005, and signed by the Governor on July 11, 2005. In approving the budget, the Governor vetoed $190 million in appropriations (including $115 million in General Fund appropriations).

      Under the 2005-06 Budget, General Fund revenues and transfers are projected to increase 5.7%, from $79.9 billion in Fiscal Year 2004-05 to $84.5 billion in Fiscal Year 2005-06. The revenue projections assume continued but moderating growth in California's economy. The 2005-06 Budget contains General Fund appropriations of $90 billion, compared to $81.7 billion in Fiscal Year 2004-05. The difference between revenues and expenditures in Fiscal Year 2005-06 is funded by using a part of the $7.5 billion fund balance at June 30, 2005. The June 30, 2006 reserve is projected to be $1.302 billion, compared to an estimated June 30, 2005 reserve of $6.857 billion. About $900 million of this reserve will be set aside for payment in Fiscal Year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005. The 2005-06 Budget also includes Special Fund expenditures of $23.3 billion and Bond Fund expenditures of $4 billion. The state expects to issue $3 billion of RANs to meet the state's short-term cash flow needs for Fiscal Year 2005-06.

      The 2005-06 Budget was substantially similar to the 2005-06 May Revision proposals. It contained the following major components:

1.	Proposition 98—General Fund expenditures are proposed to increase by $2.582 billion (7.6%), due to increases in the Proposition 98 guaranteed funding level resulting from increases in General Fund revenues in Fiscal Year 2005-06, adjusted for changes in local revenues. The 2005-06 Budget fully funds enrollment growth and a 4.23% cost of living increase. The 2005-06 Budget reflects savings of $3.8 billion in Fiscal Year 2004-05, which will be restored to the Proposition 98 budget in future years as General Fund revenue growth exceeds personal income growth.

2.	Higher Education—The 2005-06 Budget marks the first year of funding for the Higher Education Compact, which was signed in 2004 to provide funding stability and preserve educational quality at the State's colleges and universities over the next six fiscal years in exchange for improved accountability in a variety of key student performance measures. The 2005-06 Budget provides for total Higher Education funding of $17.8 billion from all revenue sources, including $10.2 billion General Fund.

3.	Health and Human Services—Expenditures for Health and Human Services Programs are proposed to increase by $2.1 billion, or 8.5%, to $27.1 billion. This increase consists of higher Medi-Cal expenditures of $1.3 billion, Department of Developmental Services expenditures of $152 million, Department of Mental Health expenditures of $306 million, and Department of Social Services expenditures of $55 million, among other things. The 2005-06 Budget also includes Federal fiscal relief of $223 million due to progress in implementing a single, statewide automated child support system.

4.	Retirement and Employee Compensation—The 2005-06 Budget provides for full funding of the State's statutory obligations to the State Teachers' Retirement System, and also reflects an augmentation of $355 million for salary increases and dental and vision premium increases for certain bargaining units.

5.	Vehicle License Fee Gap Loan Repayment—The 2005-06 Budget fully repays the $1.2 billion that local governments lost between July and October of 2003, when the VLF offset program was temporarily suspended.

6.	Transportation Funding—The Proposition 42 transfer is fully funded at an estimated $1.3 billion. The 2005-06 Budget includes a proposal to provide about $1 billion for transportation programs from the sale of future receipts of gaming revenues from new compacts with several Indian tribes. The sale, and a related bond issue, are waiting for resolution of litigation concerning these compacts. In total, these two funding sources would provide additional resources for the following programs: $808 million for the Traffic Congestion Relief Fund, $719 million for the State Transportation Improvement Program, and $402 million for transit. In addition, $384 million from Proposition 42 and Indian Gaming will go towards the $1.52 billion in funding for local streets and roads.

7.	Financial Instruments—The 2005-06 Budget reflects the State's issuance of pension obligation bonds to fund approximately $525 million of the State's Fiscal Year 2005-06 retirement obligation to CalPERS. The State will make interest-only payments of approximately $33.6 million from Fiscal Year 2006-07 through Fiscal Year 2010-11 and $56.5 million in each fiscal year from 2011-12 through 2026-27.

      Although the 2005-06 Budget is projected to end Fiscal Year 2005-06 with a reserve greater than $1 billion, absent corrective action the State's budget system is still projected to produce deficits in future years. The 2005-06 Governor's Budget proposed a series of constitutional reforms to create the tools and incentives needed to return California's budget to true structural balance. These proposed constitutional amendments were submitted to the Legislature in a special session called by the Governor, but have not been adopted at this time by the Legislature.

Litigation

      The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

      Challenge Seeking Payment to Teacher's Retirement Board. In May 2003, the Legislature statutorily reduced a continuing appropriation to CalSTRS Supplemental Benefit Maintenance Account ("SBMA") for Fiscal Year 2003-04 by $500 million, and provides that in future fiscal years, the $500 million may be returned if needed to make the SBMA actuarially sound. In October 2003, CalSTRS petitioned the California Supreme Court (Teacher's Retirement Board, as Manager of the California State Teachers, Retirement System, et al. v. Donna Arduin, Director of California Department of Finance, and Steve Westly, California State Controller) to compel the State Controller to transfer funds from the General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of the legislation. Plaintiffs also sought injunctive and declaratory relief to the same effect. On May 4, 2005, the trial court granted plaintiffs' motion for summary judgment. The court declared that the statutory reduction unconstitutionally impairs CalSTRS members' vested contractual rights. The court further ordered the issuance of a peremptory writ of mandate commanding the Controller to transfer $500 million from the General Fund to SBMA. The judgment also will include an award of interest in an as yet unknown amount at the rate of 7% per annum both pre-and post-judgment. The State is in the process of reviewing the court's order and evaluating possible grounds for an appeal.

      Tax Refund Cases. Five pending cases challenge the Franchise Tax Board's (the "FTB") treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. In General Motors Corp. v. Franchise Tax Board, the California Supreme Court granted General Motors' petition for review of the appellate court's ruling in favor of the FTB. The Limited Stores, Inc. and Affiliates v. Franchise Tax Board is pending in appellate court; Toys "R" Us, Inc. v. Franchise Tax Board also is pending in appellate court. The trial courts in The Limited Stores and Toys "R" Us ruled in favor of the FTB on this issue. Montgomery Ward LLC v. Franchise Tax Board and Colgate Palmolive v. Franchise Tax Board are both pending in trial court. The Colgate matter has been stayed, pending the Supreme Court's decision in General Motors. On February 25, 2005, the appellate court issued an unpublished opinion in Microsoft Corporation v. Franchise Tax Board in which the court ruled in favor of the FTB. On June 8, 2005, the California Supreme Court granted review. Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $400 million, with a potential future annual revenue loss of $85 million. The State is vigorously litigating this issue.

Two pending cases challenge the imposition of LLC fees by the FRB. In

Northwest Energetic Services, LLC v. Franchise Tax Board, plaintiffs seek a refund of fees, interest and penalties from 1997-2001, and in Ventas Finance I, LLC v. Franchise Tax Board, plaintiffs seek a similar refund for 2001-2003. In both cases, the plaintiffs allege the State statute permitting the fees is unconstitutional and that the FRB's exercise of authority under the statute is an improper exercise of the State's police powers. A final decision in favor of the plaintiffs applied to all similarly situated taxpayers could result in a loss of annual revenue in excess of $250 million.

      Environmental Cleanup Matter. In the matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California, the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (the "Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the Environmental Protection Agency (the "EPA") "Superfund" List, and both remediation costs and costs for natural resource damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State), but litigation on these claims have been tolled by agreement of the parties until October 2006. It is possible these matters could result in a potential loss to the State in excess of $400 million.

      Energy-Related Matters. In People v. ACN Energy, Inc., et al., the court is considering whether and to what extent compensation is due to market participants who have claimed compensation as a result of certain executive orders issued under the California Emergency Service Act "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action, the State seeks a declaration that it is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the DWR for electricity received under the commandeered block forward contracts. Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by various electric utilities and numerous other market participants have been joined. In an administrative proceeding before the Government Claims Board, which was dismissed on procedural grounds, the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1 billion.

      Escheated Property Claims. In three pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time that the Controller sells property that has escheated to the State: Lusby-Taylor v. Westly, Orfield v. Westly and Suever v. Westly. The plaintiffs seek damages, which certain plaintiffs in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the stock was sold and the present. All the cases are styled as class actions, though in Lusby-Taylor and Suever, that issue was not determined prior to the trial court decisions that are being appealed. If one or more of these cases are successful as a class action and the class ultimately prevails on the merits, damages for the class could be in excess of $500 million. The State has prevailed at the trial court in Suever, which is now pending appeal. Orfield and Lusby-Taylor are being litigated in the trial court. The State has ultimately prevailed in two similar cases in which plaintiffs also claimed that the Controller's unclaimed property notice practices were unconstitutional and failed to meet statutory requirements.

      In three pending cases, plaintiffs claim that the State Controller has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly and Trust Realty Partners v. Westly and Coppoletta v. Westley. The Trust Realty lawsuit focuses on the State's elimination of interest payments on unclaimed property claims, and the Morris lawsuit challenges both the elimination of interest and whether the State's custodial use of escheated funds entitles the claimant to constructive interest. The Morris case seeks a class action determination, and identifies a purported class that could be interpreted to include all persons or entities whose property has been taken into custody by the State. On behalf of the articulated class, the plaintiff in Morris seeks a declaration that failure to pay interest is an unconstitutional taking and, among other things, an injunction restraining the State Controller from pursuing the practices complained of in the complaint. The Trust Realty Partners case is not styled as a class actions suit, but in addition to seeking general and special damages in a sum according to proof at trial, the case seeks a common fund recovery and an injunction restraining the Controller from engaging in the acts alleged in the complaint. The Coppoletta case raises issues analogous to those in Morris and also asks that the unclaimed property law be construed as creating a trust for the benefit of the true owner. If the Morris case ultimately prevails as a class action, or the injunctions prayed for in the Trust Realty Partners cases are issued and upheld, in any case to require the State Controller to pay interest on escheated property as the plaintiffs allege is required by law, costs to the State could be in excess of $500 million.

      Action Seeking Damages for Alleged Violations of Privacy Rights. In Gail Marie Harrington-Wisely, et al. v. State of California, et al., a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. This matter has been certified as a class action for the purpose of determining liability, but the court has deferred class certification on the issue of damages. If this action is certified as a class action for purposes of determining damages and a court awarded damages pursuant to its statutory authority for every use of the body-imaging machine, damages could be as high as $3 billion. Trial is currently scheduled to begin in November 2005.

      Two pending cases involve due process constitutional challenges to an individual being placed on the state's child abuse central index prior to the conclusion of a noticed hearing:

Burt v. Country of Orange, et al. and Gomez v. Saenz, et al. Depending on the type and scope of the hearing that the trial court might order, and the number of individuals currently on the index that might be entitled to a hearing prior to remaining in the index, the costs to the State related to conducting these hearings could be in excess of $500 million.

      Action Seeking A Cost of Living Adjustment for CalWORKs Recipients. Juana Raquel Guillen, et. al. v. Schwarzenegger, et. al., is currently pending before an appellate court. The trial court determined that the Governor's reduction of the VLF in 2003 constituted an "increase in tax relief," thus statutorily triggering an upward cost of living adjustment for CalWORKs recipients. The estimated cost to the State is $250 million.

      Actions Seeking Program Modification. In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $250 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

      In Natural Resources Defense Council et al. v. California Department of Transportation et al., plaintiffs obtained an injunction requiring the Department of Transportation (the "DOT") to comply with National Pollution Discharge Elimination System requirements under the Federal Clean Water Act in connection with storm water discharges from State highways and construction sites in the area that includes Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to Federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of these studies will be implemented. Plaintiff's position is that the DOT should be required to retrofit its facilities with devices to treat storm water regardless of whether any construction is planned in any given area. For planning purposes, the DOT is including an additional 3% in the cost of all construction and maintenance projects to pay for compliance measures. This 3% increase amounts to $500 million through Fiscal Year 2006-07. While the impact of a judgment of the scope sought by the plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

      The matter of Conlan v. Bonta is pending in appellate court. A prior appellate court held that the State's Medi-Cal program violated Federal law due to untimely reimbursements to patients. The Department of Health Services was ordered to develop a compliance program to implement a timely reimbursement window. The trial court, on remand, rejected the proposal and ordered the Department to take additional steps to reimburse patients.

The pending action is the Department's appeal of that order. The State estimates that the costs of a program and the related reimbursements could total over $250 million, which the State believes would not be eligible for Federal offsets.

      The following cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State in any of these cases could be as high as $1 billion per year in programming costs going forward.

      In Stephen Sanchez, et al. v. Grantland Johnson, et al., the plaintiffs have appealed a decision dismissing a class action seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act (the "ADA") and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act because they result in unnecessary institutionalization of developmentally disabled persons. The appellate court upheld the trial court's judgment finding that California has a comprehensive plan for deinstitutionalization of the developmentally disabled, and that plaintiffs do not have a right to sue California regarding Medi-Cal rates. Plaintiffs are filing petitions for rehearing en banc.

      In Capitol People First v. Department of Developmental Services, a consortium of state and national law firms and public-interest groups brought suit against the Department of Finance, California Department of Developmental Services and California Department of Health Services. The suit alleges that defendants are violating the Lanterman Act, the ADA, and the Rehabilitation Act by needlessly isolating thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

      Action for Damages for Alleged Destruction of Indian Burial Sites. On January 16, 2004, John Tommy Rosas v. United States of America, et seq. was filed in Federal district court. In his complaint, plaintiff, in his individual capacity and as a vice-chairman of the Gabrielino/Tongva Indians of California Tribal Counsel, alleges violation of numerous Federal and State statutes, and provisions of the U.S. and State Constitutions, by a variety of Federal agencies, corporations, individuals and four State entities. The factual allegations pertain to an agreement among various defendants allegedly permitting the development of areas identified by plaintiff as sacred sites and Indian burial areas. Plaintiff seeks damages in the amount of $525 million. Plaintiff has not properly served the State agencies as defendant. In February 2004, the corporate defendants filed a notice to dismiss, which is pending before the court.

      Local Government Mandate Claims and Actions. In a test claim filed by the County of San Bernardino, now pending before the Commission on State Mandates (the "Commission"), the Commission is being asked to determine the costs incurred by the county to provide state-mandated care of medically indigent adults ("MIAs"). The amount demanded in the claim for unreimbursed costs for Fiscal Year 2000-2001 is just over $9.2 million. The test claim poses a potential for a negative impact on the General Fund in the amount of the unreimbursed costs for all similarly situated county claimants for a period of years, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be "unreimbursed" to the counties by the State is unknown.

      In recent years, the counties have received approximately $1 billion annually in VLF revenue and $410 million annually in sales tax revenue to fund various public health programs, which include the programs that provide services to MIAs. The State law that authorized the transfer of the portion of this revenue to the counties and the authority to transfer the revenue to the counties were automatically repealed as a result of a provision of State law, which was triggered as a result of a separate final appellate court decision that awarded the County of San Diego unreimbursed costs for medical services rendered to MIAs. Various regulatory and statutory steps have been and are being taken to address this reduction in revenues.

      Two lawsuits are pending that challenge the State's practice in recent years of deferring payments to local governments for certain state-mandated services and programs by making a budgetary appropriation of $1,000 for each program, to be divided among all 58 counties. These lawsuits were consolidated in the Sacramento County Superior Court (County of San Diego v. State of California, et al; and County of Orange v. State of California, et al). These plaintiff counties are seeking full payment for the un-reimbursed costs of implementing a variety of programs over the last few years. The County of San Diego has alleged un-reimbursed costs in excess of $40 million through Fiscal Year 2003-04 for a variety of programs. The County of Orange has alleged in excess of $116 million for un-reimbursed state-mandated costs. The court has granted a motion, in part, declaring that the State's practice violates the Constitution, and has further ruled that Amendment No. 4 does not change this result. The amount of the un-reimbursed mandates remains undetermined. The effects of a final determination by an appellate court that the contested appropriation practices are unconstitutional or that the State is required to appropriate an amount equal to the amount of the mandated costs, if applied to each of California's 58 counties, could result in costs in excess of $1.5 billion for existing un-reimbursed mandates.

      Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts. In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the "Amended Compacts"). Those Amended Compacts are being challenged in two pending cases. A decision in either of these cases that is unfavorable to the State could eliminate $35 million in additional revenues in Fiscal Year 2005-06 anticipated to result from the Amended Compacts, and could delay or impair the State's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts. The State anticipates using the proceeds of that sale to repay existing internal borrowings of transportation funds.

      In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. the plaintiff (the "Rincon Band"), a federally recognized Indian Tribe, alleges primarily, in part, that a compact entered into between the Rincon Band and the State in 1999 is part of a statewide regulatory framework that limits gaming devices and licenses on non-Indian lands for the stated goal of promoting tribal economic development. The plaintiff further alleges that the Amended Compacts would materially alter these protections, and as such, would constitute an unconstitutional impairment of the Rincon Band's 1999 compact. The complaint filed by the Rincon Band seeks, among other things, an injunction against the implementation of the Amended Compacts. The District Court has denied plaintiff's motion for injunctive relief and dismissed the complaint on procedural grounds. The motion is on appeal at the appellate court level. The tribe has filed a motion seeking to stay briefing on the appeal pending the

District Court's ruling on a motion for reconsideration of a portion of the District Court's order, brought by the plaintiff. The District Court granted that request in part, but dismissed all but four claims that the State failed to negotiate a compact amendment with the Rincon Band in good faith. The Ninth Circuit granted the tribe's request for dismissal of its appeal and the four remaining breach of compact claims are now being litigated back in the trial court.

      California Commerce Casino , Inc., et al. v. Schwarzenegger et al. is an action brought by the owner of a card room and an individual plaintiff and petitioner, challenging the Legislature's recent ratification of the Amended Compacts which was done through urgency legislation ("Chapter 91"). Plaintiffs and petitioner allege that Chapter 91 violates a provision of the Constitution, which bars the grant of vested rights or franchises in an urgency measure, and allege a variety of special privileges and vested rights and interests purportedly created by Chapter 91. As amended, the plaintiffs' and petitioners' complaint also alleges that Chapter 91 violates Proposition 58 and constitutes an unconstitutional attempt to contract away the State's police power. Plaintiffs and petitioners seek an injunction restraining the implementation of Chapter 91, a decision prohibiting the implementation of Chapter 91 and a declaration that Chapter 91 is unconstitutional.

      Prison Healthcare Reform. Plata v. Schwarzenegger is a class action regarding all prison medical care in the State. Plaintiffs alleged that the State was not providing constitutionally adequate medical care as required by the Eighth Amendment to the U.S. Constitution. The case was settled three years ago, but the Federal court retained jurisdiction to enforce the terms of the stipulated judgment. On June 30, 2005, the district court ruled to appoint a receiver to run and operate the approximately 32 prisons throughout the State (excluding Pelican Bay State Prison). No written order has yet been issued, but one is expected shortly. The court is currently interviewing receiver candidates. At this time, it is unknown what financial impact such an unprecedented decision would have on the General Fund.

      Actions Seeking Medi-Cal Reimbursements. Two cases, each entitled California Association of Health Facilities ("CAHF") v. Department of Health Services ("DHS"), have been consolidated at the appellate level. CAHF, which represents various nursing and care facilities, filed the two separate cases alleging that Medi-Cal reimbursement rates paid by DHS to providers in Fiscal Years 2001-02 and 2002-03 were too low. The trial court sustained DHS' demurrers in both cases. CAHF appealed and briefing is underway. A final decision adverse to DHS in the consolidated case could result in reimbursement costs exceeding $250 million.

RISK FACTORS - INVESTING IN MASSACHUSETTS MUNICIPAL BONDS

     The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Massachusetts (the "Commonwealth") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material aspects.

General Information

     Massachusetts is a relatively slow growing but densely populated state with a well-educated population, comparatively high-income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty years, significant changes have occurred in the age distribution of the population. Dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in 2015 and 2025. Massachusetts also has a comparatively large percentage of its residents living in metropolitan areas. According to the 2000 census, the population density of Massachusetts is 809.8 persons per square mile, as compared to 79.6 for the United States as a whole, ranking third among the states in percentage of residents living in metropolitan areas: 96.1% of Massachusetts residents live in metropolitan areas, compared with a national average of 80.3% . The State's population is concentrated in its eastern portion. The City of Boston is the largest city in New England, with a 2000 population of 589,141. According to recent estimates, only six states have grown more slowly than Massachusetts since 2000, and the Commonwealth may even have experienced a slight population loss in 2004.

     Since 1970, real and nominal per capital income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989 and 1991. In 2000 Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4% . From 2000 to 2003 real income in both Massachusetts and the United States declined, with a steeper decline in Massachusetts. However, real income levels in Massachusetts remained well above the national average. In 2004, income in the Commonwealth grew faster than in the nation and only the District of Columbia and Connecticut had higher levels of per capita personal income.

     From 1997 to 2004, gross state product ("GSP") in Massachusetts, New England and the nation has grown approximately 40% in current dollars. Massachusetts had larger GSP increases than New England and the rest of the nation between 1998 and 2000, but then lagged both areas respectively from 2001 to 2003. The Massachusetts economy is the largest in New England, contributing approximately 48% to New England's total GSP and the thirteenth largest in the nation, contributing 2.7% to the nation's total GSP.

     The Massachusetts economy is diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, manufacturing, finance and insurance, and professional and technical services) contributed 47.8% of the Commonwealth's GSP in 2003. Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several service sectors have grown to take the place of manufacturing in driving the Massachusetts economy. The combined service sectors now account for more than half of total payroll employment. Total non-agricultural employment in Massachusetts declined at a rate of 2.4% in 2002 and another 1.9% in 2003, but only declined 0.1% in 2004. The preliminary unadjusted estimates for the first five months of 2005 are 0.8% above those for the same months in 2004. In 2004, manufacturing employment declined 3.2% from the year before; a significantly smaller decline than the annual declines in the previous three years and very close to the long-term average rate of decline since 1990 (3% per year). The unadjusted estimates for manufacturing for the first five months of 2005 are only 0.2% below the corresponding 2004 average.

     The unemployment rate in Massachusetts has been consistently below that of the United States since the recovery from the recession of the early 1990s. Unemployment levels in the United States as a whole and in the New England region have shown similar patterns in the last two years, generally rising in 2003, then falling in recent months. The unemployment rate in Massachusetts was somewhat erratic, but dropped from 5.2% to 4.8% between May 2004 and May 2005, while the United States unemployment rate dropped from 5.6% to 5.1% over those same months.

Commonwealth Finances

     Cash Flow. On August 31, 2005 the Commonwealth released the projected cash flow forecast for Fiscal Year 2006 and the report of cash flows for Fiscal Year 2005. Fiscal Year 2005 ended with a non-segregated cash balance of $2.117 billion and a segregated bond balance of $435.7 million, compared to May 2005 projections of $2.310 billion and $360.3 million, respectively. The cash flow projection for Fiscal Year 2006 is based on the Fiscal Year 2006 Budget, including the value of all vetoes and subsequent overrides as well as all prior appropriations continued into Fiscal Year 2006. The cash flow projection also reflects all Fiscal Year 2005 supplemental appropriations bills either filed or enacted that would impact the Commonwealth's cash flow in Fiscal Year 2006. The Fiscal Year 2006 projection is based on the revised Fiscal Year 2006 tax estimate released on April 5, 2005 of $17.5 billion. Tax projections for Fiscal Year 2006 are $17.448 billion. The gross tax figure includes $1.274 billion dedicated to the Commonwealth's Fiscal Year 2006 pension obligation, $712.6 million in sales tax revenues dedicated to the Massachusetts Bay Transportation Authority (the "MBTA") and $488.7 million in sales tax revenues dedicated to the Massachusetts School Building Authority (the "MSBA"). The figure excludes local option tax revenues of $245 million.

     Fiscal Year 2005 opened with a starting balance of $2.617 billion of cash and had a June 30, 2005 ending balance of $2.553 billion. These figures do not include balances in the Commonwealth's Stabilization Fund or certain other off-budget reserve funds, but do include monies sequestered to pay for capital projects totaling $864 million and $435.7 million, respectively. Excluding these sequestered capital funds, the Commonwealth's operating cash balance opened the year at $1.753 billion, and ended the year at $2.117 billion, a $387 million increase.

     Fiscal Year 2006 opened with a starting balance of $2.553 billion of cash and is projected to have a June 30, 2006 ending balance of $1.323 billion. These figures do not include balances in the Commonwealth's Stabilization Fund or certain other off-budget reserve funds, but do include monies sequestered to pay for projected capital projects totaling $435.7 million and $51.8 million, respectively. Excluding these sequestered capital funds, the Commonwealth's operating cash balance opened the year at $2.117 billion, and is projected to end the fiscal year at $1.271 billion, an $846 million decrease. A portion of the overall decline in the operating cash balance is due to the anticipated transfer of $633.4 million to the Commonwealth's Stabilization Fund in November 2005.

     The Commonwealth's cash flow management incorporates the periodic use of commercial paper borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in short-term cash flow borrowings. The Commonwealth began Fiscal Year 2006 with

$140.1 million of commercial paper outstanding in the form of Bond Anticipation Notes. Assuming that the statutory surplus is transferred in November 2005, the Commonwealth intends to issue $300 million of Revenue Anticipation Notes ("RANs") to make the December 2005 local aid payment to cities and towns. The Commonwealth also intends to issue $150 million of RANs in March 2006.

     The cash flow projection included an estimated $1.666 billion in long-term borrowing for capital projects in Fiscal Year 2006, including a $400 million general obligation bond issue completed in August 2005. Additional general obligation bond issues of $200 in October 2005, $350 million in December 2005, $390 million in March 2006 and $300 million in June 2006 were projected.

     Fiscal Year 2005 Appropriations. Appropriations for Fiscal Year 2005 totaled $23.188 billion. The Fiscal Year 2005 Budget provided for $22.494 billion in budgetary spending. Appropriations totaling $368.1 million in Fiscal Year 2004 were authorized as continuing prior appropriations, which allowed for these funds to be spent in Fiscal Year 2005. Supplemental appropriations for Fiscal Year 2005 totaled $326 million.

     The Commonwealth also has significant "off-budget" expenditures in dedicated sales taxes transferred to the MBTA and MSBA, which were projected to be $704.8 million and $395.7 million, respectively, and $415.6 million off-budget expenditures in the Medicaid program.

     On March 24, 2005 the Governor filed legislation for supplemental appropriations totaling $74.5 million. The supplemental items included $40.6 million for costs associated with snow and ice removal, $4.5 million for certain lease costs, $1.5 million for the implementation of a small business initiative, and $27.9 million for various other programs and services. In addition, the legislation also called for $38 million in appropriations to be continued forward into Fiscal Year 2006 to support expenditures originally recommended in the Governor's budget recommendation.

     On May 10, 2005 the Governor filed legislation for supplemental appropriations totaling $40.3 million. This legislation was necessary to address several current year deficiencies, including $21.4 million for insurance premium costs, and $6.8 million for the Department of Correction. The legislation also provided for $6.1 million to fund a reserve to support salary adjustments resulting from signed collective bargaining agreements. In addition, the legislature also called for $32 million in unexpended Fiscal Year 2005 appropriations to be continued forward and expended in Fiscal Year 2006.

     On June 16, 2005 the Governor signed into law $79.6 million in supplemental appropriations. The legislation included previously requested items including $41.1 million for snow and ice removal, $21.4 million for insurance premium costs and $9.2 million for substance abuse treatment to ensure the receipt of $14.5 million in Federal funds. The legislation also included $7.9 million for a variety of other programs and services. Additionally, on July 22, 2005 the Governor filed a $513.7 million capital supplemental appropriation. This legislation funded an off-budget Capital Investment Fund to support $413.7 million in capital projects throughout the University of Massachusetts system and other state and community colleges for new science centers and for needed infrastructure restoration. The legislation also provided $100 million to cities and towns for local road and bridge repairs.

     On August 17, 2005, the Governor filed a $29.8 million supplemental appropriation. This legislation funded a $24.1 million shortfall in the Uncompensated Care Pool, which compensates healthcare providers for care provided to those without health insurance, $1.6 million for settlements of three cases of wrongfully convicted individuals, and $4.1 million in a variety of other programs and services. On September 6, 2005, the Governor filed and signed a $25 million supplemental appropriation to fund the relief effort at Camp Edwards on the Otis Air National Guard Base for victims of Hurricane Katrina.

     On September 30, 2005, the Governor signed supplemental legislation for Fiscal Year 2005. The legislation included $88.6 million in additional appropriations, including $71.8 million to fund collective bargaining agreements for Fiscal Year 2005 and Fiscal Year 2006, $6.3 million to cover workers' compensation and utility costs at the Department of Correction, and $10.5 million for a variety of other programs and services. These appropriations were authorized for expenditure through Fiscal Year 2006. In addition, $37.5 million in previous appropriations were extended through Fiscal Year 2006. The legislation also funded $24.1 million to cover the aforementioned shortfall in the Uncompensated Care Pool. The legislation directed $671 million of the budget surplus to be transferred to the Commonwealth's Stabilization Fund and the remainder of the budget surplus, estimated at $230 million, to be transferred to a Transitional Escrow Fund, which will be available, subject to appropriation, for Fiscal Year 2006 expenditures. The Transitional Escrow Fund will expire on June 30, 2006, at which time any remaining balance will be transferred to the Stabilization Fund.

     Legislation authorizing capital spending authorizations also has been approved. On February 1, 2005, the Governor filed legislation authorizing the Commonwealth to issue up to $261 million in general obligation bonds to expand facilities at Hanscom and Natick. On March 3, 2005 the Governor filed legislation authorizing a total of $300 million in general obligation bonds to support job creation programs. On May 5, 2005, the Governor filed legislation authorizing the Commonwealth to issue up to $950.2 million in general obligation bonds. The authorizations include: $450 million for improvements to state facilities, including the University of Massachusetts and the state and community colleges, $250 million for information technology improvements for the Commonwealth, $125 million for a new state police crime lab, $72 million for grants to cities and towns for public library projects, $25 million for improvements to national guard facilities operated by the military division of the Commonwealth, $15 million for improvements to medical examiner facilities, and $13.2 million for the state match for Federal capitalization grants related to the water pollution abatement trust. On July 28, 2005 the Governor signed legislation authorizing $100 million in general obligation bonds for the Affordable Housing Trust Fund and $100 million in general obligation bonds for the Housing Stabilization Fund.

     Fiscal Year 2006. On June 29, 2005, the Governor signed the General Appropriations Act for Fiscal Year 2006 (the "Fiscal Year 2006 Budget") The Fiscal Year 2006 Budget included $23.81 billion in spending, reflecting vetoes making $109.7 million in reductions compared to the conference committee budget as passed. The legislature has subsequently overridden $108.9 million of the Governor's vetoes, bringing the total value of the Fiscal Year 2006 Budget to $23.915 billion. The Fiscal Year 2006 Budget (including overrides) budgets $6.995 billion for Medicaid, $3.772 billion for education excluding school building assistance, $1.873 billion for debt service and $11.275 billion for all other programs and services.

     For the Fiscal Year 2006 Budget, the Commonwealth adopted different revenue estimates. The administration's estimate is for tax revenue of $17.5 billion, 2.4% more than Fiscal Year 2005 receipts for $17.087 billion. The legislature has estimated tax revenue at $17.283 billion, or 1.2% above actual Fiscal Year 2005 receipts, including a base of $17.1 billion (effectively equal to prior year collections), $105 million in additional revenues assumed to result from tax loophole legislation currently pending, and $78 million in revenues resulting from increased audits. Both the legislature's and Governor's gross tax estimates include $1.275 billion for the annual pension obligation, $712.6 million in sales tax dedicated to the MBTA, and $488.7 million in sales tax dedicated to MSBA. These costs are deducted from the gross tax estimate to determine net tax revenue.

     On September 22, 2005, the Governor filed legislation to improve K-12 education, especially math and science, to maintain international competitiveness. The legislation proposes supplemental appropriations for Fiscal Year 2006 of $46.6 million. The projected cost of the proposal for Fiscal Year 2007 is $143 million.

Revenues

     In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the Federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Commonwealth's budgeted operating funds. In Fiscal Year 2004, on a statutory basis approximately 63.7% of the Commonwealth's annual budgeted revenues were derived from state taxes. In addition, the Federal government provided approximately 21.3% of such revenues, with the remaining 15.1% provided from departmental revenues and transfers from non-budgeted funds.

     Commonwealth Taxes. The major components of Commonwealth taxes are the income tax, which is projected to account for approximately 55% of total tax revenues in Fiscal Year 2005, the sales and use tax, which is projected to account for approximately 24% of total tax revenues in Fiscal Year 2005, and the corporations and other business and excise taxes, which are projected to account for approximately 10% of total tax revenues in Fiscal Year 2005.

     During Fiscal Years 2000-2003, legislation was implemented that had the net effect of reducing revenues by decreasing income tax rates or increasing or establishing various deductions and credits. In addition, several administrative changes were implemented that reduced revenues. During Fiscal Year 2003, legislation was implemented that reversed or delayed some of the previous tax reductions, and implemented increases in other taxes. The incremental net effect of these tax law and administrative changes (relative to the immediately preceding fiscal year) is estimated to have been a reduction of approximately $180 million of Fiscal Year 2000 revenues, $790 million of Fiscal Year 2001 revenues and $700 million of Fiscal Year 2002 revenues. In Fiscal Year 2003, tax law changes were estimated to have increased revenue collection by a net amount of approximately $980 million. The Department of Revenue (the "DOR") estimated that in Fiscal Year 2004, the impact of tax law and administrative changes reduced tax collections by approximately $110 million compared to Fiscal Year 2003. The DOR further estimated that such changes increased tax collections by approximately $35 million in Fiscal Year 2005.

     Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rates on gains from the sale of capital assets owned more than one year is 5.3% . Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

     Sales and Use Tax. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunications services.

     Beginning July 1, 2000, pursuant to "forward funding" legislation contained in the Fiscal Year 2000 budget, a portion of the Commonwealth's receipts from the sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor, is dedicated to the MBTA under a trust fund mechanism that does not permit future legislatures to divert the funds. In Fiscal Year 2004, the amount of such sales tax receipts was $684.3 million. Such amount is projected to be $704.8 million in Fiscal Year 2005.

     Beginning July 1, 2004, pursuant to legislation adopted in June 2004, a portion of the Commonwealth's sales tax receipts, totaling $395.7 million in Fiscal Year 2005 and specified percentages in subsequent fiscal years, increasing in Fiscal Year 2010 and thereafter to one cent of the sales tax, subject to certain exclusions and minimums, is dedicated to the Massachusetts School Building Authority.

     Business Corporations Tax. Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Commonwealth tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to the Commonwealth, which is based on net income for Federal taxes, is taxed at 9.5% . The minimum tax is $456. Both rates and the minimum tax include a 14% surtax.

     Beginning January 1, 1997, legislation was phased in that sourced sales of mutual fund shares to the state of domicile of the purchaser instead of to the state where the fund provider bore the cost of performing services. It is estimated that this change resulted in a revenue deduction of approximately $100 million in Fiscal Year 2002, $101 million in Fiscal Year 2003 and $106 million in Fiscal Year 2004, and is projected to reduce revenues by approximately $114 million in Fiscal Year 2005.

     Legislation enacted in March 2003 requires certain qualified subchapter S subsidiaries ("QSUBs"), as defined in the Internal Revenue Code of 1986, as amended (the "Code"), to pay the net income measure of the Commonwealth's corporate excise tax. A tax rate of 3% will be imposed on the net income of each QSUB if the total receipts of the QSUB, its parent and all of the parent's other QSUBs are between $6 million and $9 million for the taxable year. A tax rate of 4.5% will be imposed if such total receipts are $9 million or more. The new tax is in addition to the tax on the QSUB's income currently levied on its parent. The new law also requires every QSUB that receives income that would have been taxed to it for Federal income tax purposes had it been treated as a separate corporation to include, as a separate computation from the one above, such income in the net income measure of its corporate excise subject to tax at 9.5% . The DOR estimates that this change resulted in additional revenue of approximately $33 million in Fiscal Year 2004.

     The legislation enacted in March 2003 also provided that, in computing net income, a taxpayer must generally add back certain payments remitted directly or indirectly to related parties for intangibles expenses and costs, including interest payments. The DOR estimates that as a result of this change, Fiscal Year 2003 corporate tax revenue decreased by approximately $40 million and Fiscal Year 2004 revenue increased by $77 million. The DOR estimates that this change will result in increased corporate excise tax revenues of $50-65 million annually in Fiscal Year 2005 and thereafter.

     Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax of 10.5% . Legislation enacted in March 2003 clarified the treatment of Real Estate Investment Trust ("REIT") distributions with respect to the dividends-received deduction. REIT distributions received by businesses subject to the corporate excise tax are not to be treated as dividends and they are subject to taxation at the recipient level. The DOR estimates that this change resulted in additional tax revenues of approximately $160-180 million in Fiscal Year 2003. The DOR estimates that the REIT change resulted in a revenue increase of $50-70 million in Fiscal Year 2004, and will yield approximately the same amount in Fiscal Year 2005 and thereafter.

     Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28% . Domestic companies also pay a 1% tax on gross investment income.

     Other Taxes. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources. The excise tax on motor fuels is $0.21 per gallon. In 2002 the tax on cigarettes was raised from $0.76 per pack to $1.51 per pack and the tax rate on other types of tobacco products was also raised. The DOR estimates that this change resulted in additional revenue of approximately $195 million in Fiscal Years 2003 and 2004. Legislation was enacted in March 2003 that allowed the DOR Commissioner to provide incentives for inheritance trusts to settle future obligations during Fiscal Year 2003. Through this program, approximately $34 million was raised in Fiscal Year 2003.

     Congress made numerous changes to Code provisions in recent years relating to the estate and gift tax. For the estates of decedents dying on or after January 1, 2002, Federal law raises the exemption amount and phases out the amount of the allowable credit for state death taxes by 25% a year until the credit is eliminated in 2005. Because the Commonwealth's estate tax equaled the previously allowable Federal credit, legislative action was needed to prevent the Commonwealth's estate tax from being fully eliminated. As of October 2002, the Commonwealth's estate tax was decoupled from the Federal estate tax and is now tied to the Code. These Federal changes are estimated to have reduced Fiscal Year 2003 collections by B-79 approximately $30-40 million, and the decoupling is estimated to have increased Fiscal Year 2004 tax revenues by $40 million and Fiscal Year 2005 tax revenues by $13 million in the first three months of 2005, when the effect of the phase-in was complete.

     On April 6, 2004, the Massachusetts Supreme Court held that the effective date of a statutory provision amending the capital gains tax statute to impose new tax rates as of May 1, 2002 violated the Massachusetts Constitution. Because the statute has a severability clause, the court remanded the case to the trial court for further proceedings to determine whether the statute should be construed to impose the new tax rate beginning on January 1, 2003, or whether the statute instead should be construed to impose the new tax rate beginning on January 1, 2002. Included in the Fiscal Year 2005 Budget were two sections concerning capital gains tax rates: one section providing that the effective date of the capital gains tax statute is January 1, 2002 and another concerning an exemption for taxpayers who paid taxes on capital gains realized during January 1, 2002 to April 30, 2002. On April 26, 2005, the Massachusetts Supreme Court ruled that the exemption for taxpayers who paid taxes on capital gains realized during January 1, 2002 to April 30, 2002 was not a "reasonable exemption" and again remanded the case to the trial court, which ordered that the new tax rate be imposed effective January 1, 2002 unless the legislature took further action. The DOR estimates that the Commonwealth would collect an additional $150 to $200 million in taxes under the current January 1, 2002 effective date.

     On June 10, 2005 the Governor filed legislation amending the capital gain tax laws by reinstating the capital gains tax rates that existed during the first four months of 2002 as the legal and enforceable tax rates applicable for the period. In addition, to comply with the court's ruling, it would retroactively extend the applicability of those lower capital gains rates to all of calendar year 2002. This proposed legislation, along with various other proposals, is currently before the legislature, and, if enacted, it would result in a revenue reduction of $300 to $350 million, paid out as refunds.

     Federal and Other Non-Tax Revenues. Federal revenue is collected through reimbursements for the Federal share of entitlement programs such as Medicaid and, beginning in Federal Fiscal Year 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"). The amount of Federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon maintenance of effort spending level determined annually by the Federal government. Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services.

     Non-tax revenues are now projected to be $7.905 billion, $388.7 million less than originally budgeted. Medicaid is projected to revert $537 million in Fiscal Year 2005. With this decrease in expected expenditures, there is an associated reduction in Federal reimbursement revenue of $268 million. In addition, projected revenue from the Registry of Deeds has been decreased by $41.2 million.

     For the Commonwealth's budgeted operating funds, interfund transfers include transfers of profits from the State Lottery and Arts Lottery Funds and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for $902.1 million, $931.6 million, $941.3 million, $947.1 million and $974.6 million in Fiscal Years 2000-2004, respectively, and which are expected to account for $1.045 billion in Fiscal Year 2005.

     On November 21, 2003, the Governor signed into law legislation establishing the FMAP Escrow Fund. All revenue received from the Federal Jobs Growth Reconciliation Action of 2003 in Fiscal Years 2004 and 2005, unless otherwise earmarked for a specific purpose, was deposited into the FMAP Escrow Fund. The Commonwealth received $57.7 million in Fiscal Year 2003, which was deposited into the General Fund. In Fiscal Year 2004, after the transfer of $55 million to the Uncompensated Care Trust, a total of $402.7 million was deposited into the FMAP Escrow Fund, all of which can be used to fund other Budgeted Operating Funds or reserved by legislation.

     Tobacco Settlement. On November 23, 1998, the Commonwealth joined with other states in a Master Settlement Agreement that resolved the Commonwealth's and the other states' litigation against the cigarette industry (the "MSA"). Under the MSA, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume. The Commonwealth's allocable share of the base amounts payable under the master settlement agreement is approximately 4.04% . The Commonwealth has estimated its allocable share of the base amounts under the agreement through 2025 to be approximately $8.3 billion, without regard to any potential adjustments, reductions or offsets.

     The Commonwealth was also awarded $414 million from a separate Strategic Contribution Fund established under the MSA to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the years 2008 through 2017. The outside attorneys for the Commonwealth were awarded approximately $775 million in fees to be paid over time by the tobacco companies. The outside attorneys have filed a breach of contract claim regarding the fee agreement.

     During Fiscal Year 2000, the legislature enacted two related laws to provide for disposition of the tobacco settlement payments. The legislation created a permanent trust fund (the Health Care Security Trust) into which the Commonwealth's tobacco settlement payments (other than payments for attorneys' fees) are to be deposited. The legislation contemplated that a portion of the monies in the trust fund would be available for appropriation by the legislature to supplement existing levels of funding for health-related services and programs, and the remainder of the monies in the trust fund would be held as a reserve fund and would not be appropriated. For Fiscal Year 2000 through 2004, the amounts to be available for such purposes were stipulated to be $91.2 million, $94 million, $96 million, $98 million and $100 million, respectively, adjusted for the discounted amounts received by the Commonwealth in comparison to the MSA. The Fiscal Year 2002 budget changed this formula to 50% of amounts received in the settlement for Fiscal Year 2002, 2003 and 2004. Beginning with Fiscal Year 2005, 30% of the annual payments (not including any Strategic Contribution Fund payments) and 30% of the earnings on the balance in the trust fund are to be available for such purposes. As of June 30, 2004, the fund had a balance of $420 million. For Fiscal Years 2003-2005, the Commonwealth had appropriated 100% of each fiscal year's annual tobacco settlement payments for that year's current spending.

Tax Revenues—Fiscal Years 2004-2006.

     Fiscal Year 2004. Tax revenue collections for Fiscal Year 2004 totaled $15.953 billion, an increase of $989.6 million (6.6%) over Fiscal Year 2003. This increase is attributable in large part to an increase of approximately $262.6 million (28.9%) in income tax payments with returns and bills, an increase of approximately $276.7 million (3.9%) in personal income tax withholdings, an increase of approximately $182.7 million (15.2%) in income tax cash estimated payments and an increase of approximately $145.9 million (9.5%) in corporate and business tax collections, which appears to reflect the closing of certain tax loopholes as well as increased business taxable earnings.

     Fiscal Year 2005. Tax revenue collections for the Fiscal Year 2005 totaled $17.1 billion, an increase of $1.134 billion (7.1%) over Fiscal Year 2004. This increase is attributable in large part to an increase of approximately $305.8 million or 4.1% in withholding collections, an increase of approximately $303.9 million or 22% in income tax estimated payments, an increase of approximately $270.4 million or 23.1% in income tax payments with returns and bills and an increase of approximately $137.2 million or 3.7% in sales and use tax collections.

     Fiscal Year 2006. Tax revenue collections for the first three months of Fiscal Year 2006, ended September 30, 2005, totaled $4.34 billion, an increase of $316.6 million (7.9%) over the first three months of Fiscal Year 2005. This increase is attributable in large part to an increase of approximately $91.5 million (5.1%) in withholding collections, an increase of approximately $49.4 million (13.1%) in income tax estimated payments, an increase of approximately $53.3 million (5.3%) in sales and use tax collections and an increase of approximately $128.3 million (34.3%) in corporate and business collections, which are partially offset by changes in other revenues.

     Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of local property tax limits on local programs and services. Local Aid payments take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and nonappropriated funds. In Fiscal Year 2004, 19.2% of the Commonwealth's spending was allocated to direct Local Aid. In Fiscal Year 2005, approximately 18.2% of the Commonwealth's projected spending is estimated to be allocated to direct Local Aid.

     As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. For Fiscal Year 2004, $2.902 billion was required to reach the minimum spending level statewide as required by law, and the Commonwealth provided a total of $3.108 billion. Since Fiscal Year 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets.

     The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction and police education incentives.

     In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for MBTA assistance and debt service, pensions for teachers, housing subsidies and the costs of court and district attorneys that formerly had been paid by the counties.

     During Fiscal Year 2003, the Governor reduced Local Aid in response to declining revenues. On January 30, 2003, the Administration announced $114.4 million in reductions to additional assistance and lottery distributions to cities and towns. In the Fiscal Year 2004 budget, direct Local Aid was reduced by an additional $288.7 million, or 5.7%, primarily through a $150.8 million reduction in aid for education, a $67.1 million reduction in aid for school transportation costs, a $25.2 million reduction in Additional Assistance and a $44 million reduction in lottery distributions. Final Fiscal Year 2004 appropriations allocated $75 million in one-time payments to be distributed in Fiscal Year 2005.

     Property Tax Limits. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2½, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Between Fiscal Year 1981 and Fiscal Year 2003, the aggregate property tax levy grew from $3.347 billion to $9.016 billion, a compound annual growth rate of 4.4% . Many communities have responded to the limitation imposed by Proposition 2½ through statutorily permitted overrides and exclusions.

     Medicaid. The Medicaid program provides health care to low-income children and families, low-income adults, the disabled and the elderly. The program, which is administered by the Executive Office of Health & Human Services (the "EOHHS"), receives 50% in Federal reimbursement on most Medicaid expenditures. Beginning in Fiscal Year 1999, payments for some children's benefits are 65% Federally reimbursable under the State Children's Health Insurance Program.

     Over a quarter of the Commonwealth's budget is devote to Medicaid. It is the largest item in the Commonwealth's budget and has been one of the fastest growing budget items. Medicaid spending from Fiscal Year 2000 to Fiscal Year 2005 has grown by 9.3% on a compound annual basis. During the same period, Medicaid enrollment has increased by 1.0% on a compound annual basis. The EOAF projects total Fiscal Year 2005 expenditures for Medicaid to be $6.729 billion, an increase of 9.0% over Fiscal Year 2004. Fiscal Year 2004 ended with $91.6 million in supplemental appropriations from two Medicaid accounts and a $249.1 million reversion of unspent funds from the other accounts. At the close of Fiscal Year 2005, MassHealth currently is projected to revert $195.4 million.

     Due to lower than anticipated spending in recent years, Medicaid accounts payable spending has grown from $58.1 million in Fiscal Year 2002 to $142 million and $251.8 million in Fiscal Years 2003 and 2004, respectively, and is projected to reach $327.6 million in Fiscal Year 2005. In response, the EOHHS has engaged the services of several consultants and created internal cross-functional teams to evaluate and recommend improvements to the current forecasting methods and to assist in budgeting appropriate Medicaid expenditure in subsequent fiscal years.

     Uncompensated Care Pool. The Uncompensated Care Pool (the "UCP") reimburses acute care hospitals and community care centers for eligible services provided to low-income uninsured and underinsured people. In Fiscal Year 2003, the UCP paid for an estimated 35,000 inpatient and 1.5 million outpatient visits for over 400,000 different individuals. Revenues into the UCP include state funds, hospital assessments and surcharge payer assessments. The Fiscal Year 2004 budget directed the Division of Medical Assistance to provide health care benefits to long-term unemployed adults and make expenditures through the UCP. Eligibility for those individuals under the MassHealth Basic program was cut in April 2003. The new Fiscal Year 2004 program began in October 2003 with an enrollment cap of 36,000 qualifying persons. The cap was increased to 44,000 in Fiscal Year 2005.

     Prescription Advantage Program. A comprehensive senior pharmacy program administered by the Department of Elder Services began in April 2001. In its first full year of operation, spending for the program totaled approximately $81.5 million. The Fiscal Year 2003 budget appropriated $97.6 million for the program, but only $85.3 million was expended as a result of imposed allotment reductions. In Fiscal Year 2004, spending for the program was $94 million. Fiscal Year 2005 spending is projected at approximately $115 million.

     Public Assistance. The Commonwealth administers four major programs of income assistance for its poorest residents: Transitional Aid to Families with Dependent Children ("TAFDC"), Emergency Assistance, Emergency Aid to the Elderly, Disabled and Children ("EAEDC"), and the state supplement to Federal Supplemental Security Income ("SSI").

     TAFDC expenditures in Fiscal Year 2004 was $404.5 million, a minimal decrease from Fiscal Year 2003. The decrease in TAFDC spending is attributable to the Federally mandated increase in the number of recipients required to work. TAFDC expenditures in Fiscal Year 2005 are projected to be $416.8 million, an increase of 3.5% from Fiscal Year 2004. The Emergency Assistance program provides disaster relief and shelter to homeless families. The cost of this program is included in TAFDC expenditures.

     The Commonwealth began implementing welfare reform programs in November 1995, establishing TAFDC programs to encourage work as a means to self-sufficiency and to discourage reliance on long-term assistance. The TAFDC caseload declined steadily from Fiscal Year 1996 through Fiscal Year 2001, resulting in a 68% decrease through Fiscal Year 2001. However, the caseload began to grow again in Fiscal Year 2002, from a low point of 42,013 enrolled in July 2001 to a high point of 48,550 in February 2003. In addition, Massachusetts limits TAFDC recipients to two years of benefits within a five-year period. Over 15,000 welfare recipients reached their limit in December 1998 and can now begin receiving benefits again if they meet eligibility requirements.

     The EAEDC caseload declined steadily from Fiscal Year 1996 through Fiscal Year 2001, resulting in an 83.6% decrease through Fiscal Year 2001, but the caseload began to grow again in Fiscal Year 2002. The trend can be attributed to factors similar to those affecting the TAFDC caseload. For Fiscal Year 2003, caseload increased by an estimated 6.9% and expenditures increased by approximately 5.6% . For Fiscal Year 2004, caseload grew by 6.6% . Fiscal Year 2005 expenditures for EAEDC are projected to be $70.5 million, a 5.5% increase from Fiscal Year 2004.

     SSI is a Federally administered and funded cash assistance program for individuals who are elderly, disabled or blind. SSI payments are funded entirely by the Federal government up to $530 per individual recipient per month and entirely by the state above that amount. The additional state supplement ranges from $39 to $454 per month per recipient. Fiscal Year 2005 expenditures for SSI are estimated to be $212.1 million, a 1.4% increase from Fiscal Year 2004.

     Other Health and Human Services. Other health and human services spending for Fiscal Year 2004 included expenditures for the Department of Mental Retardation ($1.043 billion), Department of Mental Health ($561.9 million), Department of Social Services ($681.6 million), Department of Public Health ($412.3 million) and other human service programs ($693.7 million).

     In Fiscal Year 2005, other health and human services spending is projected to include expenditures for the Department of Mental Retardation ($1.067 billion), Department of Mental Health ($598.7 million), Department of Social Services ($709.1 million), Department of Public Health ($414.6 million) and other human services programs ($696.5 million).

     Commonwealth Pension Obligations. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees' retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers' retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in Fiscal Year 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2½. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and providing that local retirement systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the Federal Social Security System.

     Early Retirement Incentive Program. As a means of reducing payroll costs in Fiscal Year 2002 and 2003, the Commonwealth adopted two Early Retirement Incentive Programs (each, an "ERIP"), which offered an enhanced pension benefit to retirement-eligible employees. Employees retiring under the 2002 and 2003 ERIP programs totaled approximately 4,600 and 3,048, respectively. The legislation authorizing each ERIP directed the Public Employee Retirement Administration Commission ("PERAC") to file a report on the additional actuarial liabilities due to each ERIP. In its report for the 2002 ERIP, PERAC stated that the program resulted in an increased actuarial liability of $312.2 million. In its report for the 2003 ERIP, PERAC stated that the program resulted in an increased actuarial liability of $224.8 million.

     On September 29, 2005, PERAC released its actuarial valuation of the total pension obligation dated January 1, 2005. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $13.419 billion, an increase of approximately $1.405 billion over the unfunded actuarial accrued liability as of January 1, 2004. The unfunded accrued actuarial liability as of January 1, 2005 was composed of unfunded actuarial accrued liabilities of approximately $3.364 billion for the State Employees' Retirement System, $8.483 billion for the State Teachers' Retirement System, $1.097 billion for Boston Teachers and $475 million for cost-of-living increases. The valuation study estimated the total actuarial accrued liability as of January 1, 2005 to be approximately $48.358 billion (comprised of $19.575 billion for Commonwealth employees, $26.167 billion for Commonwealth teachers, $2.141 billion for Boston Teachers and $475.0 million for cost-of-living increases). Total assets were valued at approximately $34.939 billion based on the five-year average valuation method, which equaled 98.4% of the January 1, 2005 total asset market value. The actuarial value of assets as of January

1, 2005 represented an increase of $894 million from the valuation of assets as of January 1, 2004. The funded ratio decreased to 72.3% as of January 1, 2005 from 73.9% as of January 1, 2004. During 2004, there was an overall actuarial loss of approximately $1.2 billion. There was a non-investment gain on actuarial liability of approximately $163 million and a loss on assets (on an actuarial value basis) of approximately $1.4 billion. The unfunded accrued actuarial liability increase was primarily due to a loss on the actuarial value of assets during 2004. The return on assets was approximately 4.7% on an actuarial basis compared to the 8.25% investment return assumption and the 14.5% return on a market value basis. The actuarial loss reflects that part of the investment losses from 2000-2002, which were deferred in the prior valuation as a result of the five-year actuarial smoothing calculation, are now being recognized.

     Public Safety. The Commonwealth expects to expend a total of $1.245 billion in Fiscal Year 2005 for the Executive Office of Public Safety to ensure the safety of its citizens. The largest public safety agency under the Executive Office is the Department of Correction, which operates 18 correctional facilities across Massachusetts and will expend an estimated $449.6 million in Fiscal Year 2005. Other public safety agencies include the State Police, with estimated expenditures of $247.7 million in Fiscal Year 2005.

     Higher Education. The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The system is coordinated by the Commonwealth Board of Higher Education, and each institution is governed by a separate board of trustees. The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution. Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education. The legislature appropriates funds for the higher education system in the Commonwealth's annual operating budget in various line items for each institution.

     Other Program Expenditures. In Fiscal Year 2005, the remaining $2.739 billion in estimated expenditures on other programs and services cover a variety of functions of state government, including expenditures for the Judiciary ($624.7 million), District Attorneys ($79.3 million), the Attorney General ($35.9 million), the EOAF ($463.6 million), Environmental Affairs ($237.7 million), Transportation and Construction ($42.1 million) and the Department of Housing and Community Development ($86.3 million).

Capital Spending

     The EOAF maintains a multi-year capital spending plan, including an annual administrative limit on certain types of capital spending by state agencies. In Fiscal Year 2005 the annual limit was $1.28 billion. The projections assume an ongoing state borrowing program of $1.25 billion annually after 2005 and additional borrowing of $565 million in Fiscal Year 2005 and $435 million in Fiscal Year 2006 for the MSBA. In addition to capital expenditures subject to the annual administrative limit, the Commonwealth has also invested significant monies to fund the construction of the Central Artery/Ted Williams Tunnel Project (the "CA/T Project") ($801 million), the Boston and Springfield convention centers ($55 million) and other projects. The Commonwealth aggregates its capital expenditures into the following seven major categories (with estimated Fiscal Year 2005 spending in parentheses): Economic Development ($108 million); Environment ($131 million); Housing ($123 million); Information Technology ($82 million); Infrastructure ($293 million); Public Safety ($24 million); and Transportation ($1.619 billion).

     Central Artery/Ted Williams Tunnel Project. The largest single component of the Commonwealth's capital program currently is the CA/T Project, a major construction project that is part of the completion of the Federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), which is now an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) to link the Boston terminus of the Massachusetts turnpike (Interstate 90) to Logan International Airport and points north.

     Progress/Schedule Update. As of August 31, 2005, approximately $14.088 billion was under contract or agreement, which constitutes 96.3% of total budgeted costs for the CA/T Project. Moreover, as of August 31, 2005, CA/T Project construction was 97.4% complete, based on the most recent cost/schedule update of the construction budget.

     The independent auditor engaged by the State has filed its draft final report which concluded that the total cost estimate of the CA/T Project in the amount of $14.625 billion was aggressive but did not recommend that the estimate be increased. Through the Federal fiscal year ended September 30, 2004 the CA/T Project had received obligation authority with respect to all but $81 million of the Federal financial assistance available to the project (other than amounts allocable to principal of Federal grant anticipation notes). The remaining $81 million was expected to be obligated by the end of June 2005, but has not yet been made available pending Federal approval of the most recent finance plan, which was submitted on July 30, 2004. Federal review of the 2004 finance plan is ongoing. In the event that the 2004 finance plan is not approved prior to the end of September 30, 2005 the Commonwealth expects to apply the $81 million of unobligated authority to other eligible transportation projects within the Commonwealth and/or to principal of the grant anticipation notes and to reapply for $81 million of Federal obligation authority in the next Federal fiscal year.

     Claims and Economic Risks. The Claims and Changes Department (the "CCD") of the CA/T Project is responsible for administering the commercial aspects of the CA/T Project's construction contracts. The CCD has made substantial progress in recent years in resolving contractor claims, although significant items remain open. The CA/T Project reports that settlements have been within expectations on an overall basis and that contingency reserves are expected to be adequate.

     The weak economy and resolution of contractor claims, including global settlements, at amounts lower, and/or received later, than anticipated by contractors, among other factors, create cash flow and credit issues for affected CA/T Project contract work. If an affected contractor with significant critical path contract work toward an overall project completion milestone were to become insolvent, or otherwise fail to complete its contract work, it is possible that there would be a substantial or material impact on CA/T Project schedule and cost, although the likelihood and potential severity of such impact diminish as the CA/T Project progresses towards completion. Recent media reports refer to the financial difficulties of a particular CA/T Project contractor. The Turnpike Authority is monitoring that contractor's progress with respect to its obligations under CA/T Project contracts and its continuing ability to complete those obligations on an ongoing basis. The contractor continues to progress its work on the CA/T Project, and the Turnpike Authority has not received information that the contractor's financial status will prevent its contractual obligations from being met or the CA/T Project from being completed in accordance with the current schedule.

     Massachusetts Bay Transportation Authority. Beginning in Fiscal Year 2001, the finances of the MBTA were restructured, and its financial relationship to the Commonwealth changed materially. The MBTA finances and operates mass transit in eastern Massachusetts. The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. The Commonwealth is obligated to provide the MBTA with a portion of the revenues raised by its sales tax, which is dedicated to the MBTA under a trust fund. The dedicated revenue stream is used to meet the Commonwealth's debt service obligations related to certain outstanding MBTA debt and to meet the MBTA's other operating and debt service needs. The MBTA is authorized to assess a portion of its costs on 175 cities and towns in eastern Massachusetts: after a five-year phase-in of reduced assessments (from approximately $144.6 million in Fiscal Year 2001 to approximately $136 million in Fiscal Year 2006) the cities and towns are legally required to pay assessments equal to at least $136 million in the aggregate, as adjusted for inflation (with no annual increase to exceed 2.5% per year).

     Prior to July 1, 2000, the Commonwealth provided financial support of the MBTA through guarantees of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of its net cost of service. The MBTA's net cost of service was financed by the issuance of short-term notes by the MBTA and by cash advances from the Commonwealth. The November 1999 legislation that provided for state sales tax revenues to be dedicated to the MBTA also required the Commonwealth to defray the cost of an 18-month lag (from January 1, 1999 through June 30, 2001) in operating subsidies that were previously financed through such short-term notes and the advancement of cash reserves from the Commonwealth. This cost has been estimated by the Commonwealth to amount to $848.3 million. This cost, plus an additional $100 million to provide working capital to the MBTA, was financed in part by the issuance of $800 million of Commonwealth general obligation bonds and by $10.5 million in operating appropriations. The balance was financed by a transfer from the Commonwealth's Highway Capital Projects Fund, which initially was expected to be amortized over 20 years in the Commonwealth's operating budget.

     Beginning July 1, 2000, the Commonwealth's annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the state sales tax revenues, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth's obligation to pay such prior bonds is a general obligation. As of June 30, 2003, the MBTA had approximately $2.834 billion of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through Fiscal Year

2030, with annual debt service in the range of approximately $270 million to $292 million through Fiscal Year 2013 and declining thereafter.

Commonwealth Indebtedness

     General Authority to Borrow. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

     General Obligation Debt. The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note. As of January 1, 2005, the Commonwealth had approximately $17.4 billion in issued and outstanding general obligation debt. At the end of Fiscal Year 2004, the Commonwealth had approximately $6.83 billion of authorized but unissued debt.

     Notes. The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the Treasurer in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the Treasurer in anticipation of the issuance of bonds, including special obligation convention center bonds. The Commonwealth currently has liquidity support for a $1 billion commercial paper program for general obligation notes, through five $200 million credit lines, which expire in September 2005, December 2006, March 2007, September 2007 and November 2015.

     Synthetic Fixed Rate Bonds. In connection with the issuance of certain general obligation bonds that were issued as variable rate bonds, the Commonwealth has entered into interest rate exchange (or "swap") agreements with certain counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable rate payment on the related bonds and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. Only the net difference in interest payments is actually exchanged with the counterparty, and the Commonwealth is responsible for making the interest payments to the variable rate bondholders. The effect of the agreements is to fix the Commonwealth's interest payment obligations with respect to the variable rate bonds. The Commonwealth will be exposed to a variable rate if the counterparties default or if the swap agreements are terminated. Termination of a swap agreement may also result in the Commonwealth's making or receiving a termination payment. As of January 1, 2005, the amount of such variable rate bonds outstanding was $1.548 billion.

     Interest Rate Swap Agreement Dispute. The Commonwealth is party to an interest rate swap agreement relating to the Commonwealth's General Obligation Refunding Bonds 2001 Series B and 2001 Series C, pursuant to which the Commonwealth makes payments at a fixed rate of 4.15% per annum and receives payments from its swap counterparty at a floating rate based on the actual rate on its bonds, which are variable rate obligation bonds. The notional amount of the swap currently is $496,225,000 and the scheduled termination date is January 1, 2021. Swap payments are made monthly, with the Commonwealth netting its fixed rate obligation against the floating rate amount due from the swap counterparty. The swap documentation provides that the method for determining the floating rate obligation of the counterparty may change upon an "Event of Taxability" as defined therein. The swap counterparty has asserted that an Event of Taxability has occurred and that, as a result, commencing May 3, 2004, the Commonwealth's monthly net payments to the counterparty must be increased. The Commonwealth disagrees with this assertion and, on April 23, 2004, filed a complaint in Suffolk County Superior Court seeking a declaratory judgment and related preliminary injunction relief. The swap payment made by the Commonwealth on May 3, 2004 was calculated based on the pre-existing method. The termination value of the swap as of March 2, 2005 is believed to have been approximately $28.4 million in favor of the swap counterparty. The Commonwealth has continued to make net swap payments based on its actual variable rate bond payments pending legal developments.

     Variable Rate Demand Bonds, Auction Rate Securities and U.Plan Bonds. As of June 30, 2004, the Commonwealth had outstanding approximately $184 million of variable rate demand bonds (not converted to a synthetic fixed rate as described above) in a daily interest rate mode, with liquidity support provided by commercial banks under agreements terminating in February 2006. As of June 30, 2004, the Commonwealth had outstanding $401.5 million of auction rate securities in a seven-day interest rate mode. As of June 30, 2004, the Commonwealth had outstanding approximately $86.3 million of variable rate "U.Plan" bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5% .

Special Obligation Debt.

     Highway Fund. The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues that are currently accounted to the Highway Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. As of June 30, 2004, the Commonwealth had outstanding $719.2 million of such special obligation bonds, including $645.2 million of such bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax.

     Convention Center Fund. The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, sales tax receipts from establishments near the proposed Boston facility, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, the entire hotel tax collected at hotels B-90 located near the new Boston facility, and all sales tax and hotel tax receipts at new hotels in Boston and Cambridge. In June 2004, $686.7 million of special obligation bonds were issued, secured solely by the pledge of receipts of tax revenues from districts surrounding the centers and from other related revenues.

     Federal Grant Anticipation Notes. The Commonwealth has issued Federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the CA/T Project in anticipation of future Federal reimbursements. The notes are not general obligations of the Commonwealth. The notes mature between Fiscal Year 2006 and Fiscal Year 2015, inclusive. Under the trust agreement securing the notes, aggregate annual debt service on grant anticipation notes may not exceed $216 million. Such notes are secured by the pledge of Federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises.

     On July 16, 2003, the Commonwealth issued special obligation refunding notes for the purpose of crossover refunding approximately $408 million of outstanding Federal grant anticipation notes in 2008 and in 2010. Until the crossovers occur, interest on the notes will be paid solely by an escrow account established with the proceeds of the notes. Upon the refunding of $408 million of outstanding Federal grant anticipation notes on the crossover dates, the refunding notes will become secured by the Grant Anticipation Note Trust Fund.

Litigation

     There are pending in state and Federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

     Commonwealth Programs and Services. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

     Ricci v. Murphy. Challenges by residents of five state schools for the retarded resulted in a consent decree in the 1970's that required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. The trial court issued orders in October 1986, leading to termination of active judicial supervision. On May 25, 1993, the trial court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provision of individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

     On July 14, 2004, a subset of plaintiffs filed a motion to re-open the case and enforce the final order of May 25, 1993, asserting various reasons why the Department of Mental Retardation (the "DMR") is not in compliance with the 1993 final order, mostly relating to the

Commonwealth's plan to close certain intermediate care facilities. Another subgroup of plaintiffs continues to engage in a mediation process with the DMR. The DMR field a responsive pleading on August 16, 2004, asserting that all of the final order requirements had been met. The Disability Law Center filed a motion to intervene shortly thereafter. Following hearings in November 2004 and January 2005, the court declined to issue any relief to the plaintiffs. The parties have reached agreement on some of the issues, but further attempts to reopen the case may be forthcoming from these and other plaintiffs. The court has continued to call the parties in on an occasional basis to discuss ongoing issues such as plaintiffs' access to certain records. The most recent such status conference took place June 15, 2005. To date, the court has not issued any orders against the DMR.

     Rolland v. Romney. This case is a class action to compel the Commonwealth to provide certain community placements and services to nursing home residents with mental retardation or other developmental disabilities. In January 2000, the District Court approved a settlement agreement among the parties providing that the Commonwealth would offer certain benefits to the affected class until 2007. The DMR estimates that the agreement will cost approximately $5 million per fiscal year for seven years. In March 2001, the District Court found the Commonwealth to be in noncompliance with the settlement agreement and lifted the agreement's stay of litigation. In May 2002, the District Court held that the Commonwealth was in violation of Federal law as well as the agreement by its failure to provide specialized services to residents who required them. On January 28, 2003, the Court of Appeals for the First Circuit affirmed the decision of the District Court.

     Lima v. Preston. Plaintiffs in a class action seek to enjoin the Executive Office of Health and Human Services from eliminating Medicaid eligibility for certain immigrants. The DMA estimates that its expenditures would be expected to increase by less than $20 million if the plaintiffs successfully enjoin elimination of the program. The trial court denied the plaintiffs' motion for a preliminary injunctions and the plaintiffs appealed. The appellate court also denied plaintiffs' motion on appeal.

     Rosie D. v. Governor. Plaintiffs asserted claims under provisions of the Federal Medicaid law. Specifically, plaintiffs assert that the Commonwealth is required to, yet does not, provide them with intensive home-based mental health services. Plaintiffs have not quantified the cost of the services they seek, but it could amount to more than $20 million. Trial was held from April 25 through June 9, 2005. The parties filed proposed findings of fact and conclusions of law in July 2005. Closing arguments were heard on August 9, 2005 and the case remains under advisement.

     Jane Doe, by John Doe v. Ronald Preston. This is a civil rights action asserting that the defendants have maintained a policy that allows juveniles in the custody of the Department of Youth Services ("DYS") to be strip-searched in violation of their constitutional rights. The plaintiff is seeking certification of a class of juveniles committed to the custody of DYS. No class has yet been certified, but potential class size would be approximately 15,000 to 20,000 juveniles. Defendants are in the process of seeking summary judgment on qualified immunity grounds, which, if granted, would likely dispose of the entire case. Potential liability if summary judgment is not granted for the defendants could exceed $20 million due to the expected size of the class.

     Health Care for All v. Romney et al. A group of individual plaintiffs brought a complaint for injunctive and declaratory relief, challenging the Commonwealth's administration of the MassHealth dental program. Specifically, the plaintiffs assert that the Commonwealth's administration of the dental program fails to comply with the requirements allegedly imposed by the Federal Medicaid Act.

     By memorandum of decision entered July 15, 2005, the trial court determined that, with respect to eligible children, the Commonwealth has violated sections of the Federal Medicaid Act that require prompt provision of services, adequate notice, and treatment at reasonable intervals. The court further held that these violations resulted, in part, from insufficient reimbursement to providers of dental services. No violations were found with respect to adult enrollees. The court ordered the parties to develop a joint remedial program and judgment, and report to the court thereon by August 31, 2005. Proposals contained in the joint remedial program include an increase in dental reimbursement rates for Medicaid eligible children, effective July 1, 2006, the hiring of a third party administrator for the dental program at a possible yearly cost of $6.8 million to $34 million and other program changes and monitoring mechanisms that would further increase MassHealth spending by an estimated amount of $10 million to $30 million over the next several years. Final judgment has not been entered.

     Environmental Matters. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. See United States v. Metropolitan District Commission. See also Conservation Law Foundation v. Metropolitan District Commission and United States v. South Essex Sewage. The Massachusetts Water Resources Authority ("MWRA"), successor in liability to the Metropolitan District Commission ("MDC"), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the Federal requirements. The MWRA currently projects that the total cost of construction of the wastewater facilities required under the court's order, not including certain costs, will be approximately $3.142 billion in current dollars, with approximately $131 million to be spent after June 30, 2001. The MWRA anticipates spending approximately $633 million after that date to cover certain additional costs. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

     Wellesley College (the "College") is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $40 million. Subject to the terms of the partial settlement, the Commonwealth has reimbursed the College $400,000 and may reimburse the College up to an additional $1 million once the Department of Environmental Protection determines that the clean up has been properly performed. The clean up of the remainder of Lake Waban, downstream areas and groundwater is not addressed under the current clean up plan, as the Department has not yet selected a remedy for these areas. Once a remedy is determined and costs are known, negotiations may be reopened with the College. The Commonwealth and the College have reserved their rights against each other regarding liability for the future clean up costs for this part of the site, which could involve tens of millions of dollars.

     In re Massachusetts Military Reservation (pre-litigation). The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod. The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation. This asserted liability also may extend to response actions and related activities necessary to remediate the site. The assessment process for natural resource damages is set forth in Federal regulations and is expected to take many month to complete. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars. Currently the Commonwealth is in settlement negotiations with one of the private contractors regarding contamination at a portion of the site.

     Taxes and Revenues. There are several other tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of June 30, 2005, approximately $125 million in contingent liabilities exist in the aggregate in the tax cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court.

Eminent Domain.

     Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc., d/b/a Perini – Kiewit – Cashman Joint Venture v. Commonwealth. In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $150 million. These claims are at various stages of resolution with various courts and administrative panels.

     Swachman v. Commonwealth of Massachusetts. The Commonwealth, through its Division of Capital Asset Management, recently took by eminent domain certain property in Worcester to build a new courthouse for Worcester County. Suit was filed in trial court in May 2004 seeking additional compensation in an amount up to $30 million. Discovery is ongoing.

     American Council of Engineering Cos v. Mass Turnpike, Mass Highway Department and the Commonwealth of Massachusetts. The plaintiff asserts that, due to the financial difficulties of two insurers who are part of the CA/T Project's Owner-Controlled Insurance Program, the CA/T Project is contractually required to replace two insurance policies totaling $25 million. The Commonwealth's motion to dismiss has been denied and discovery is ongoing.

     Nathaniel Lavallee, et al. v. Justices of Hampden Superior Court et al.; Michael Carabello et al v. Justices of Hampden Superior Court et al.; Arianna S. et al. v. Commonwealth of Massachusetts and two other cases. These cases invoke the Supreme Judicial Court's extraordinary power of superintendence to remedy alleged deprivations of the constitutional rights to counsel and due process. The petitioners are indigent criminal defendants and parents of children involved in child-welfare proceedings. Petitioners allege that they have not been provided with publicly-compensated counsel because of a shortage of private attorneys that results from low hourly wages. The relief sought is a court-ordered increase in the rate to double their present levels.

     On July 28, 2004, the Court decided that the petitioners' rights were violated and ruled that a petitioner may not be incarcerated pending trial for more than seven days without counsel, and that charges must be dismissed without prejudice after 45 days without counsel. The Court declined, however, to order an increase in compensation levels.

RISK FACTORS—INVESTING IN NEW YORK MUNICIPAL BONDS

     The following information constitutes only a brief summary, does not purport to be a complete description, and is based primarily on information drawn from the Annual Information Statement of the State of New York (the "State") and any updates available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

Economic and Demographic Trends

     U.S. Economy. Consistent with the 2005-06 Budget forecast, the national economy continued to grow at a pace well above its long-term trend growth rate at the beginning of 2005, following a very strong performance in 2004. The U.S. economy is expected to continue to exhibit solid growth of just above 3% for the remainder of this year. Meanwhile, rising oil prices appear to be slowly filtering through the economy as businesses successfully pass their energy related cost increases onto consumers, increasing overall inflation. Consequently, the Department of the Budget ("DOB") forecast for consumer inflation has been revised up to 3.1% for 2005, compared with the 2005-06 Budget forecast of 2.8% . However, no evidence of a long-term increase in inflationary expectations has emerged to date.

     The combination of above potential output growth and a generally stable outlook for inflation has permitted the Federal Reserve Board (the "FRB") to continue on its "measured" course of monetary tightening. Since June 2004, the FRB has raised its Federal Funds target rate by .25% nine separate times, bringing the rate up to 3.25% by mid July 2005. Nevertheless, long-term interest rates remain low, and are projected to rise only gradually through the end of 2007. Low interest rates and a growing world economy are expected to maintain a favorable environment for both business investment and international trade. DOB's forecast for real U.S. Gross Domestic Product is virtually unchanged from that presented with the 2005-06 Budget, with growth of 3.6% currently projected for 2005, followed by growth of 3% for 2006.

     Corporate profits from current production grew 15.7% in 2004, followed by additional growth of 15.4% in the first quarter of 2004. Although strong profit growth has enabled firms to accelerate hiring, the recent pace of employment growth is moderate. DOB expects employment growth of 1.7% for 2005, following growth of 1.1% for 2004. The unemployment rate is projected to decline to 5.1% in 2005 from 5.5% in 2004. Consistent with a growing labor market and moderate inflationary pressure, wages and salaries are expected to grow 7% for 2005, following growth of 5.3% in 2004. Total personal income is expected to grow 6.6% for this year, following growth of 5.8% for 2004.

     In light of recent events, terrorism remains an ongoing threat to the U.S. economy and related forecasts. A benchmark oil price rose to a record $61 per barrel at the end of June 2005. Since June 2003, oil prices have increased over 80%. Although the long-term outlook for inflation remains benign, high energy prices present a risk to domestic and global demand for goods and services and, therefore, economic growth. Lower global growth could result in lower than anticipated U.S. exports. In addition, the housing market is expected to gradually cool as long-term interest rates rise, with prices possibly falling in some areas. However, because of the importance of real estate wealth as a buttress for domestic consumption, a more sudden collapse of housing prices than anticipated could result in lower economic growth than expected. In contrast, better than expected economic conditions may encourage firms to invest more and hire more workers than expected, resulting in higher wages and higher consumption spending as well.

     State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

     The State economy continues to expand at a pace consistent with the 2005-06 Budget forecast. Recent above-trend national growth rates have helped to buttress the State economy, putting the State well on its way to a full recovery from the impact of the September 11th attacks, and reversing several years where the job base was in decline. Since the State's 2001-2003 recession, the State labor market has added 130,000 private sector jobs. With the pickup in equity market activity in 2004, the securities industry saw solid profit levels, though below those in 2003. Consequently, bonus growth will fall short of the extraordinary growth in 2004. New York personal income is projected to rise 5.1% for 2005, while wage and salary growth is projected at 4.9% . Both are virtually unchanged from the 2005-06 Budget forecast.

     In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Chief among them is a weaker performance within the financial sector than is currently projected. Higher energy prices and global instability also create a risk to the equity markets' performance. A weaker financial market performance than expected could result in lower bonus payment growth than projected, though this impact would be largely felt during the first quarter of 2006. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, greater demand for financial market services and even stronger income growth in that sector than expected.

     The City of New York. The fiscal demands on the State may be affected by the fiscal health of New York City (the "City"), which relies in part on State aid to balance its budget and meet its cash requirements. The State's finances also may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected.

     Metropolitan Transportation Authority (the "MTA"). The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA depends on operating support from the State, local governments and the TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

     Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance was not included in the projections of the State's receipts and disbursements for Fiscal Year 2005-06 or thereafter.

     Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. It is also possible that the City, other localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adverse affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Special Considerations

     Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's annual financial plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The State's financial plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

     The State is involved in litigation challenging the use of proceeds from the conversion of Empire Blue Cross/Blue Shield to a for-profit corporation. The State has been relying on $2.2 billion in such proceeds to finance certain health care expenditures for Fiscal Year 2005-06, and in order to ensure the General Fund balance, the State has provided that no spending for those programs may occur after June 30, 2005 unless those proceeds are available. A detailed discussion of this litigation is discussed below under "Litigation."

     DOB currently projects balances in its general reserves to guard against unbudgeted risks will increase slightly to $1.57 billion. The reserves include $872 million in the rainy day reserve, $680 million designated as a fiscal stability reserve and planned for use in Fiscal Years B-97

2006-07 and 2007-08, and $21 million in the Contingency Reserve Fund for litigation. In addition, restricted fund balances, which are set aside to finance known liabilities including the payment of tax refunds, are projected to total $868 million at the end of Fiscal Year 2005-06.

State Finances

     The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type. The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State. State Funds includes the General Fund and other State-supported funds including State Special Reserve Funds, Capital Projects Funds and Debt Service Funds. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

2003-04 Enacted Budget Financial Plan

On March 31, 2003 the Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for Fiscal Year 2003-04. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for Fiscal Year 2003-04. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, DOB issued the Enacted Budget Financial Plan on May 28, 2003 that reflected final action on the 2003-04 State Budget by the Legislature (the "2003-04 Budget").

     Subsequent 2003-04 Budget Revisions. In the 2003-04 Budget, DOB projected a potential imbalance in the General Fund of approximately $912 million prior to the anticipated receipt of certain Federal Funds, which provided $1.07 billion of fiscal relief to the State and included $645 million in one-time revenue sharing payments and $422 million from a 15-month increase in Federal matching payments for Medicaid costs. An additional $170 million in savings occurred from a delay in payments to the City associated with the Local Government Assistance Corporation ("LGAC"), for a total benefit of $1.24 billion. All other revisions since the enactment of the 2003-04 Budget resulted in no significant change to the budget balance. DOB revised its mid-year financial plan based on a review of actual operating results and updated economic analysis through mid-January 2004. DOB projected the State would end Fiscal Year 2003-04 with General Fund cash resources of $345 million above previously projected levels. The projected General Fund closing balance of $1.01 billion consisted of $794 in the rainy day fund, $200 million in the community projects fund and $20 million in contingencies for litigation. The projected increase of $284 million reflected the addition of $200 million from spending delays and the $84 million in the rainy day fund. An additional deposit of $661 million was to be made to the tax refund reserve account to reflect tobacco securitization proceeds planned for use in Fiscal Year 2004-05.

     General Fund. In Fiscal Year 2003-04, the General Fund accounted for 43.22% of All Governmental Funds disbursements. Legislative changes were projected to increase revenues by $1.9 billion in Fiscal Year 2003-04, $1.4 billion in Fiscal Year 2004-05, and $605 million in Fiscal Year 2005-06. The outyear values of the revenue proposals decrease primarily because of

"sunset" provisions enacted for the tax increases. In addition to these changes, revenues were projected to decrease from the 2003-04 Executive Budget forecast by $462 million in Fiscal Year 2003-04, primarily due to the impact of 2002-03 actuals on the past fiscal year, and the April 2003 income tax settlement. The net revenue change since the 2003-04 Executive Budget was therefore approximately $1.4 billion. Not counted within these revenue totals were certain other revenue measures adopted by the Legislature that DOB considered to be speculative. Examples include receipts from video lottery terminals ("VLTs") at racetracks, collection of cigarette and motor fuel taxes on Indian reservations, and use tax collections.

     General Fund spending was projected to increase by a net $2.3 billion in Fiscal Year 2003-04, $4.5 billion in Fiscal Year 2004-05 and $4.2 billion in Fiscal Year 2005-06. This spending increase reflected net Legislative restorations and additions in the 2003-04 Budget, including the denial of the Governor's pension reform proposals ($434 million in Fiscal Year 2004-05 and $197 million in Fiscal Year 2005-06, after deferring required Fiscal Year 2003-04 payments with interest to Fiscal Year 2005-06). It also reflected increased outyear costs resulting from the school aid database update ($184 million in Fiscal Year 2004-05 and $60 million in Fiscal Year 2005-06). In addition, the net spending changes included costs DOB projects but which the Legislature believed may not occur. Examples include a $200 million lump sum appropriation for member items which DOB valued at $200 million in costs and which the Legislature valued at $100 million; various Medicaid savings DOB believes were not fully attainable; and higher costs associated with shelter allowances for welfare recipients.

     General Fund Revenue Actions. Revenue actions included with the 2003-04 Budget included: a personal income tax increase ($1.4 billion); a limited liability company filing fee increase ($26 million); income tax withholding for certain partnerships ($15 million); reduced interest for late refunds ($5 million); increasing the State sales tax rate from 4% to 4.25% ($450 million); temporarily replacing the permanent sales tax exemption on items of clothing and shoes priced under $110 with a sales tax free week in August 2003 and another in January 2004 for the same items and thresholds ($449 million); including the New York City cigarette excise tax in the sales tax base ($7 million); changing the tax structure for insurance companies ($158 million); decoupling from the Federal bonus depreciation provisions ($58 million); decoupling from Federal expensing provisions for sports utility vehicles; and reducing the time period for collecting abandoned property related to the demutualization of insurance companies ($75 million). In total, the 2003-04 Budget included over $2.4 billion in revenue actions.

     As part of the 2003-04 Budget, the Legislature also enacted tobacco securitization legislation that creates a bankruptcy-remote corporation to securitize all or a portion of the State's future share of tobacco settlement payments. The corporation will issue debt backed by payments from the tobacco industry under the 1998 Tobacco Master Settlement Agreement (the "MSA") and a contingent contractual obligation on behalf of the State to pay debt service if MSA payments prove insufficient. The structure is designed to reduce overall borrowing costs to a level comparable to a typical State bond sale. The 2003-04 Budget assumed net proceeds of $3.8 billion ($1.9 billion on an adjusted basis) from this transaction in the past fiscal year and $400 million in Fiscal Year 2004-05.

     Fiscal 2003-04 Year-End Results. DOB estimated that the State ended Fiscal Year 2003-04, on March 31, 2004, with a General Fund surplus of $308 million. Total receipts, including transfers from other funds, were $42.3 billion. Disbursements, including transfers to other funds, totaled $42.1 billion. The General Fund ended the fiscal year with a balance of $1.1 billion, which included $794 million in the Tax Stabilization Reserve Fund (after an $84 million deposit at the close of Fiscal Year 2003-04), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($262 million). On an All Governmental Funds basis, receipts totaled $99.0 billion in Fiscal Year 2003-04, including $37.3 billion in Federal grants. Spending from All Governmental Funds totaled $97.3 billion. Total year-end balances were $2.9 billion, and were held principally in the General Fund and in other State funds.

     General Fund results in Fiscal Year 2003-04 were $69 million better than the initial DOB estimates, after excluding the impact of Federal aid. The temporary Federal aid produced $1.2 billion in General Fund relief during Fiscal Year 2003-04, which eliminated the initial projected $912 million imbalance. Aside from the extraordinary Federal aid, the net General Fund operating variance was $69 million, although year-end results for a number of programs varied from the initial projections. In particular, even though the State economy rebounded modestly in Fiscal Year 2003-04, the persistent effects of the national recession and a weak recovery continued to put pressure on the State's social services programs to a greater extent than anticipated in the 2003-04 Budget. The actual number of people receiving Medicaid and welfare benefits during the year exceeded initial projections, driving additional costs. However, the positive impact of Federal aid, modestly higher tax receipts, and spending that came in below projections in other programs, were more than sufficient to offset the growth in social services costs.

     The State ended Fiscal Year 2003-04 with a State Funds cash balance of $2.6 billion. In addition to the $1.1 billion General Fund balance, the special revenue funds had a closing balance of $1.7 billion and the debt service funds had a closing balance of $175 million, partially offset by a negative balance in the capital projects funds of $336 million. State Funds receipts totaled $62.2 billion in Fiscal Year 2003-04, a decrease of $235 million from the prior estimates. The variance was primarily the result of lower-than-expected collections from miscellaneous receipts partially offset by higher-than-expected receipts from taxes. Actual State Funds disbursements totaled $61.3 billion in Fiscal Year 2003-04, a decrease of $791 million from prior estimates. The variance was largely related to lower capital spending when projects were impacted by inclement weather and a delay in the start of the 2003 construction season.

     The State ended Fiscal Year 2003-04 with an All Funds cash balance of $2.9 billion. In addition to the $2.6 billion State Funds balance, the Federal Funds had a closing balance of $321 million, which partly reflects the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). All Funds receipts for Fiscal Year 2003-04 totaled $99 billion, a decrease of $75 million from previous estimates. The variance was primarily the result of lower-than-expected collections from miscellaneous receipts partially offset by higher-than-expected receipts from taxes and Federal grants. All Funds disbursements for Fiscal Year 2003-04 totaled $97.3 billion, a decrease of $977 million from previous estimates. The decline in State Funds spending of $791 million, combined with a decline in Federal Funds spending of $186 million, account for the variance.

2004-05 Enacted Budget Financial Plan

     Summary of Executive Budget. The 2004-05 Executive Budget proposed by the Governor (the "2004-05 Executive Budget") projected that a strengthening economic recovery would produce a return to above-average rates of growth in tax revenues, reflecting overall tax receipt growth of 7.8% . Reforms were proposed to hold spending in line with available resources, particularly in Medicaid and pensions. State agency operations were planned to be made more efficient, in part through the expansion of operational "hosting" by one agency of administrative functions for multiple agencies. The State workforce was expected to remain level at roughly 187,900. Revenue proposals focused on maximization of Federal resources, closing tax loopholes and ensuring that fees adequately fund the activities they support. Rainy day reserves were increased, and modest but important targeted investments were recommended in economic development, including tax cuts.

     The 2004-05 Executive Budget also included funding in response to the Court of Appeals ruling requiring the State to implement reforms to ensure all children have the opportunity for a sound basic education ("SBE"). The 2004-05 Executive Budget included efforts to fund SBE costs by reserving all proceeds from VLTs and providing additional General Fund support of $100 million to New York City for this purpose. VLT proceeds from facilities now being proposed and developed were projected at $325 million in the 2004-05 school year, and growing to $2 billion annually over the next five years. The 2004-05 Executive Budget was projected to have a positive $1.4 billion impact on local governments, and lower the local property tax burden over a multi-year period. The 2004-05 Executive Budget also contained a maximum $84 million deposit to the rainy day fund, the eighth such deposit made in the last nine years.

     Sources of the 2004-05 Budget Gap. Prior to the announcement of the 2004-05 Executive Budget, the State faced potential General Fund budget gaps of $5.1 billion in Fiscal Year 2004-05, $6.7 billion in Fiscal Year 2005-06, and $7.8 billion in Fiscal Year 2006-07. At the time the Executive Budget was released, underlying receipts growth in Fiscal Year 2004-05, adjusted to exclude the impact of tax law changes, was projected to increase by roughly $2.8 billion (7%) over Fiscal Year 2003-04. The underlying receipts growth projections were also offset by the loss of tobacco securitization proceeds which were used, as planned, to provide $3.8 billion of resources in Fiscal Year 2003-04 and $400 million in Fiscal Year 2004-05, resulting in a net decrease of $3.4 billion. In addition, increasing debt service costs reduced the amount of available General Fund taxes, including costs for the State Personal Income Tax Revenue Bond Program and the LGAC. Annual spending was projected to grow by $3.1 billion, driven mainly by higher costs for employee pensions (up 137%) and Medicaid.

     2004-05 Gap-Closing Plan. The 2004-05 Executive Budget projected closing the $5.1 billion General Fund budget gap with a mix of spending restraint, revenue actions and transitional financing. Actions of nearly $3.9 billion and $3.5 billion in Fiscal Years 2005-06 and 2006-07, respectively, were intended to reduce the outyear gaps to more manageable levels of $2.9 billion and $4.3 billion in Fiscal Years 2005-06 and 2006-07, respectively. Recommendations to restrain spending in the General Fund totaled $2.59 billion and included a combination of program restructuring and the use of alternate funding sources, resulting in estimated savings of approximately $1.7 billion. All other spending actions totaled $595 million. Revenue proposals were expected to raise $972 million in Fiscal Year 2004-05 and included the provision of four sales tax free weeks instead of a permanent exemption on clothing and footwear ($400 million) and reimposition of an assessment on hospital and home care revenues and an increase to the existing reimbursable nursing home revenue assessment to support health care programs ($323 million). The 2004-05 Executive Budget included a total of $1.51 billion in nonrecurring actions.

Adoption of Fiscal Year 2004-05 Budget. As of the start of Fiscal Year 2004-05, the

State had not adopted a final budget. On March 31, 2004, the Legislature appropriated funding for all State-supported, contingent contractual and certain other debt service obligations for the current fiscal year. On August 11, 2004, the Legislature completed action on the remaining appropriations and legislation constituting the budget for Fiscal Year 2004-05 (the "2004-05 Budget"). The Governor vetoed portions of the 2004-05 Budget, and the Legislature had until December 31, 2004 to take action in response to those vetoes. DOB estimated that the 2004-05 Budget identified $1.1 billion in new General Fund resources to fund $1.5 billion in additions and $280 million in new costs, leaving approximate gaps of $600-700 million, $6 billion and $8 billion, in Fiscal Years 2004-05, 2005-06 and 2006-07, respectively.

     In the 2004-05 Budget, DOB projections included General Fund additions above the levels projected in the 2004-05 Executive Budget by $1.3 billion, $2.4 billion and $2.5 billion in Fiscal Years 2004-05, 2005-06 and 2006-07, respectively. The 2004-05 Budget also reflected several new costs incurred since the 2004-05 Executive Budget was proposed, which totaled $280 million, $650 million and $823 million for Fiscal Years 2004-05, 2005-06 and 2006-07, respectively. DOB projected that All Funds spending totaled $101.2 billion in Fiscal Year 2004-05, an increase of $3.9 billion (4%) above Fiscal Year 2003-04 results. Adjustment for certain deferrals resulted in All Fund spending increases of $5.8 billion (6.1%) over Fiscal Year 2003-04 results.

     Receipts Outlook. All Governmental Funds receipts were $99 billion in Fiscal Year 2003-04, a decrease of 1.0% from budget estimates. After adjusting for the changes in the Tax Stabilization Fund reserves, receipts were $339 million, or 0.8% higher than the 2003-04 Budget. General Fund receipts were $42.33 billion in Fiscal Year 2003-04, exceeding the original 2003-04 Budget estimates by $587 million (1.4%) due to the collection of $400 million from the sale of tobacco bonds, receipt of additional Federal aid and a net increase in tax, transfer and miscellaneous other receipts.

     All Governmental Funds receipts were projected to reach $100.1 billion in Fiscal Year 2004-05, an increase of $1.1 billion (1.1%) from Fiscal Year 2003-04. The net increase is due to the one-time nature of tobacco securitization and federal revenue sharing received in Fiscal Year 2003-04 offset by expected improvements in economic conditions that will increase tax receipts significantly, and by revenue actions taken with the 2003-04 budget. General Fund receipts were projected to reach $42.7 billion in Fiscal Year 2004-05, an increase of $328 million (0.8%) from Fiscal Year 2003-04. The major source of the annual change in the General Fund is the impact of the $4.2 billion in tobacco securitization proceeds and $645 million from Federal revenue sharing grants, which were received in Fiscal Year 2003-04, but did not recur in Fiscal Year 2004-05.

     Personal Income Tax. Net receipts for Fiscal Year 2004-05 were projected in the 2004-05 Executive Budget to reach $27.46 billion, an increase of $3.38 billion (14.0%) from 2003-04 due largely to three factors: an increase in underlying liability growth associated with improved economic conditions; the temporary three-year tax increase enacted in 2003; and a $1.27 billion higher contribution from the Refund Reserve account. Personal income tax General Fund receipts under the 2004-05 Budget (net of the Refund Reserve transaction) were projected to increase by $2.7 billion (17.2%) from Fiscal Year 2003-04 General Fund receipts.

     User Taxes and Fees. All Funds user taxes and fees net receipts for Fiscal Year 2004-05 were projected to reach $12.5 billion, an increase of $667 million (5.7%) from Fiscal Year 2003-04. The sales and use tax was projected to increase $662 million (6.8%) due largely to increases in employment, income and overall consumption, which expanded the estimated taxable base. The other user taxes and fees were projected to increase $5 million (0.2%) . General Fund user taxes and fees net receipts for Fiscal Year 2004-05 were projected to reach $8.7 billion, an increase of $700 million from Fiscal Year 2003-04. The sales and use tax was projected to increase $488 million (6.8%) from Fiscal Year 2003-04. The other user taxes and fees were projected to decrease $44 million (6.2%) from Fiscal Year 2003-04, due mainly to the increased dedication of motor vehicle fee receipts to transportation funds.

     Business Taxes. All Governmental Funds business tax receipts in Fiscal Year 2004-05 were expected to be $5.39 billion, or $411 million (8.3%) above Fiscal Year 2003-04. This was primarily because of the anticipated increase in insurance tax receipts associated with continued premium growth and the expectation of strengthening corporate and bank profitability. General Fund business tax receipts in Fiscal Year 2004-05 were projected to be $3.7 billion, or $301 million (8.8%) over Fiscal Year 2003-04. This was due primarily to tax law changes enacted in Fiscal Year 2003-04 relating to intangible income and the de-coupling from certain Federal tax provisions, and the expectation of strengthening corporate and bank profits.

     Other Taxes. The estimate for All Funds other taxes in Fiscal Year 2004-05 was $1.22 billion, which was $11 million (0.9%) below Fiscal Year 2003-04. The decline was the result of a projected decrease in estate tax collections of $22 million partially offset by a projected increase in real estate transfer tax receipts of $11 million. The estimate for General Fund other taxes in Fiscal Year 2004-05 was $764 million, which was $4 million below Fiscal Year 2003-04.

     Miscellaneous Receipts. All Governmental Funds miscellaneous receipts for Fiscal Year 2004-05 were projected to reach $16.64 billion, a decrease of $3.10 billion (15.7%) from Fiscal Year 2003-04. Miscellaneous receipts in State Funds were projected at $16.52 billion in Fiscal Year 2004-05, a decline of $3.10 billion (15.9%) from Fiscal Year 2003-04. Growth in other State funds included higher receipts in lottery for anticipated VLT proceeds ($240 million), increased provider assessments reflecting the proposed assessments on nursing home, hospital and home care revenues ($258 million), and additional financing of health care costs ($279 million). General Fund miscellaneous receipts were projected to total $2.4 billion in Fiscal Year 2004-05, a decrease of $5 billion from Fiscal Year 2003-04.

     Federal Grants. All Governmental Funds Federal grants for Fiscal Year 2004-05 were projected to reach $36.27 billion, a decrease of $922 million (2.5%) from Fiscal Year 2003-04. This decrease resulted primarily from a General Fund loss of $645 million, augmented by the decrease in World Trade Center pass-through costs ($200 million). Federal grants in State Funds were projected at $12 million, a decline of $633 million (96.3%). There were no projected Federal grants in Fiscal Year 2004-05 in the General Fund, but the State's special reserve funds were expected to receive Federal grants of approximately $35 billion, a decrease of $149 million from Fiscal Year 2003-04 results.

     Disbursements Outlook. DOB projected General Fund disbursements totaled $43 billion in Fiscal Year 2004-05, an increase of $974 million (2.3%) over Fiscal Year 2003-04. State Funds and All Government Funds disbursements were projected to reach $64.3 billion (a 4.8% increase over the prior fiscal year) and $101.2 billion (a 4% increase over the prior fiscal year) in Fiscal Year 2004-05.

     Medicaid. Medicaid, the single most expensive program budgeted in New York State, finances health care for low-income individuals, long-term care for the elderly, and services for disabled individuals, primarily through payments to health care providers. New York's Medicaid program is financed jointly by the Federal government, the State and counties. Total Medicaid financing from all sources was projected to reach $42.7 billion in Fiscal Year 2004-05, consisting of $21.9 billion in Federal support, $13.8 billion in State funding, and $7.0 billion in local government financing. The total Medicaid caseload was projected at 3.7 million in Fiscal Year 2004-05, an increase of 5% from Fiscal Year 2003-04. Other changes included a "tobacco guarantee" payment to replace the loss of revenue from the securitization of tobacco proceeds ($118 million) and the loss of the Federal matching rate which would have result in higher General Fund costs ($390 million) and lower spending from Federal Funds ($584 million). Total recommended actions reduced General Fund costs by $170 million and Federal Funds spending by $256 million.

     School Aid. School aid, the single largest program financed by the General Fund and State Funds, helps support elementary and secondary education provided to New York pupils enrolled in 680 school districts throughout the State. State funding is provided to districts based on aid formulas governed by statute and through reimbursement for various categorical programs. On a school year basis (July 1 through June 30), support for general school aid was recommended at $14.6 billion. In addition to $14.6 billion for general school aid, the 2004-05 Budget set aside all revenues from VLTs to support SBE requirements. Based upon VLT facilities in proposal and development stages, receipts were projected at $325 million in the 2004-05 school year, growing to $2 billion annually over the next five years. General Fund spending in Fiscal Year 2004-05 was projected at $12.53 billion on a State fiscal year basis.

     The State Lottery Fund contribution was projected at $1.95 billion, an increase of $110 million in additional lottery revenues, including $43 million associated with proposed enhancements to the Quick Draw program. In addition, $240 million is reserved from VLT revenues ($325 million on a school year basis) to support SBE reforms. In addition to the school year totals referenced above, Federal Funds also provide $2.89 billion in education funding to school districts in Fiscal Year 2004-05.

     Welfare. Welfare programs provide a wide range of benefits to poor families including cash assistance grants, child welfare services, tax credits for eligible low-income workers, and services that assist welfare recipients in securing and retaining employment. Funding is also provided for local administration of welfare programs. Total welfare spending was projected to be approximately $8.2 billion in Fiscal Year 2004-05, compared to approximately $8.1 billion in Fiscal Year 2003-04. Total welfare caseload was estimated at 653,041 in Fiscal Year 2004-05, an increase of 36,201 from Fiscal Year 2003-04. Federal assistance consists of funds provided through the Temporary Assistance for Needy Families ("TANF") block grant. Federal funding for welfare is a fixed amount provided through a TANF block grant and does not increase or decrease based on changes in caseload or State expenditures.

     2004-05 General Fund increases resulting from the loss of TANF funds in Fiscal Year 2003-04 ($322 million) included the one-time delay in the transfer of TANF funds to the Child Care Block Grant and the availability of one-time unprogrammed TANF initiative funding. A $70 million decrease in Federal Funds primarily reflected reduced Federal funding available to support TANF-funded initiatives. Additional General Fund costs reflected increased funding for welfare employment and other initiatives ($63 million) and the use of one-time administration credits in Fiscal Year 2003-04 ($56 million), which were partially offset by the annualization of the reduction in local administrative reimbursement enacted in Fiscal Year 2003-04 ($45 million).

     Office of Children and Family Services. The Office of Children and Family Services ("OCFS") provides child welfare services including foster care, adoption, child protective services and childcare. Total State spending for Fiscal Year 2004-05 was estimated to be approximately $5.7 billion with an additional $1.7 billion in Federal aid. A projected net decrease in Fiscal Year 2004-05 All Funds spending was attributable primarily to a reduction of the Federal TANF for Child Care and Title XX program support ($150 million), partially offset by growth in State child welfare costs for preventive services, child protective services, and adoption subsidies supported by the General Fund ($48 million) and other State support ($14 million). In the General Fund, the impact of the reduced TANF to Title XX transfer produces increased child welfare spending by $58 million.

     Mental Hygiene. Fiscal 2004-05 disbursements were forecasted to be approximately $10.4 billion, with an additional $2.5 billion in Federal funds. The State mental health agencies collectively provide a wide array of services to special needs populations. Services are administered to individuals with mental illnesses, developmental disabilities and/or chemical dependencies through institutional and community-based settings. Many of these services are partially financed with State and Federal Medicaid dollars. Estimated annual General Fund growth of $299 million was attributable primarily to increased State Operations costs including payment of an "extra" institutional facilities payroll ($95 million), local services and program enhancements and a reduction in available patient care revenues, primarily as a result of nonrecurring debt management actions ($69 million) and the expiration of the temporary 15-month increase in the Federal Medicaid matching rate ($40 million) used to support State Operations costs in the General Fund.

     Higher Education. Fiscal Year 2004-05 disbursements were forecasted to be approximately $15.6 billion, with an additional $128 million in Federal funds and approximately $3.7 billion from other State sources. Higher education includes operational and administrative costs for the State University of New York ("SUNY") and City University of New York ("CUNY") and the Higher Education Services Corporation, which is responsible for administering grant awards to income eligible students. General Fund costs increased by $104 million in Fiscal Year 2004-05 as a result of legislative actions in the 2003-04 Budget that deferred grant award costs into 2004-05. The 2004-05 Budget also provided funding for higher costs at SUNY and CUNY for salaries and fringe benefits, community college enrollment growth, inflationary increases and growth in the number of grant recipients.

     Debt Service. Fiscal Year 2004-05 disbursements were forecasted to be approximately $9.7 billion, with an additional $2.1 billion from other State sources. This spending was projected to be $472 million (17.2%) more than the Fiscal Year 2003-04 disbursements. Debt Service Funds are the conduits through which the State pays debt service on all State supported bonds, including general obligation bonds for which the State is constitutionally obligated to pay debt service and bonds issued by State public authorities for which the State is contractually obligated to pay debt service subject to an appropriation. Debt service is paid by transfers from the General Fund, dedicated taxes and fees, and other resources such as patient income revenues.

     The growth in the General Fund disbursements was the result of increases in net debt service payments to support capital projects for Corrections ($86 million), SUNY Educational Facilities ($71 million), CUNY ($68 million), the MTA ($41 million) and the Housing Finance Authority ($26 million), offset by modest reductions in other programs. The increase in net debt service costs related to other State-supported funds was also attributable to SUNY dormitory facilities ($32 million), Mental Hygiene facilities ($93 million), transportation ($70 million), economic development ($58 million) and educational capital programs ($38 million).

     General State Charges. General State Charges ("GSCs") account for the costs of fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as for taxes on public lands and litigation. The General Fund supports approximately 85% of GSCs spending. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. Fiscal Year 2004-05 spending was forecasted to be approximately $12 billion. Baseline projections from the State Comptroller showed an employer pension contribution rate of 12.3% of payroll that produced an annual State pension cost increase of $664 million (136.8%) . The 2004-05 Budget contained a series of pension reforms to moderate these costs and produce a total employer pension contribution of $669 million, an annual increase of $184 million (37.9%) . Providing health insurance to State employees and retirees is projected to total $2.05 billion in Fiscal Year 2004-05, an increase of $255 million.

     Other Expenses. In addition to the programs described above, the Executive Budget included funding for Economic Development, Parks, the Environment, Public Health, Education, Public Protection, General Government, the Judiciary, and various other programs.

     All other State Funds spending was projected to increase $685 million over Fiscal Year 2003-04. Growth in other State-supported spending included economic development capital projects ($320 million), capital projects related to the E-911 program ($100 million), increased taxpayer participation and tax levy growth in STAR ($163 million), spending from the Indigent Legal Services Fund ($31 million), and inflationary increases and higher enrollment in the Elderly Pharmaceutical Insurance Coverage (EPIC) program ($73 million).

     All Governmental Funds spending for these programs was projected to increase by $1.10 billion from Fiscal Year 2003-04. This increase includes State Funds spending growth of $685 million and higher Federal spending of $416 million for, among other things, transportation-related capital projects ($172 million), implementation of the Help America Vote Act of 2002 ($142 million), and reimbursement for World Trade Center costs ($200 million).

     2004-05 Budget Update. DOB projected that the State would end Fiscal Year 2004-05 with a surplus of $170 million in the General Fund, which is primarily the result of the recent positive revenue intake driving the underlying revenue growth forecasted to be approximately 10.2% . General Fund receipts, including fund transfers, were projected at $43.5 billion. Revenues were revised upwards based on collections to date and the strength of key economic indicators. General Fund spending was expected to total approximately $43.4 billion in Fiscal Year 2004-05. State Funds spending was projected to total $64.1 billion in Fiscal Year 2004-05, a decrease of $136 million from the mid-year revised estimates. All Funds spending for Fiscal Year 2004-05 was projected to total $101.6 billion, an increase of $316 million from mid-year estimates.

     As of December 31, 2004, General Fund receipts totaled $31.6 billion, a decrease of $48 million from the same period in 2003. This decrease is comprised of the loss of nonrecurring resources related to tobacco securitization proceeds ($3.2 billion) and Federal grants ($645 million) offset by sales and personal income tax increases. As of December 31, 2004, General Fund disbursements were $30.1 billion, an increase of $690 million from the same period in 2003. After adjusting for the deferral of $1.9 billion in securitization payments scheduled in Fiscal Year 2002-03, but made in Fiscal Year 2003-04, total disbursements increased $2.6 billion. This increase is primarily attributable to higher Medicaid costs ($711 million), pension and health insurance costs ($420 million), debt service ($265 million), State operations ($137 million), school aid ($158 million) and welfare ($127 million). The closing balance in the General Fund on December 31, 2004 was $2.5 billion, a decrease of $476 million from the previous fiscal year. This decrease is primarily due to lower receipts ($48 million) and higher disbursements ($690 million), offset by an increase in the opening fund balance of $262 million.

2005-06 Enacted Budget Financial Plan

     2005-06 Executive Budget. The proposed 2005-06 Executive Budget (the "2005-06 Executive Budget") recommended closing the $4.2 billion budget gap primarily through permanent spending restraint, supplemented with limited levels of revenue enhancements and nonrecurring resources. DOB projected that the 2005-06 Executive Budget recommendations would produce net recurring savings of roughly $3 billion annually, reducing the Fiscal Year 2006-07 and 2007-08 budget gaps to approximately $2.7 billion. The most significant recommendations include: (i) $2.8 billion in net initiatives to restrain spending; (ii) $533 million in net revenue actions; and (iii) $856 million in nonrecurring actions.

     The 2005-06 Executive Budget proposed holding annual spending growth in the General Fund and in the other funds to below the rate of inflation. In response to certain litigation involving the City schools, the 2005-06 Executive Budget recommended a $526 million school aid increase, with funding for SBE grants to grow to over $2 billion annually in the next five years. The 2005-06 Executive Budget also contains certain initiatives to assist localities reduce local property taxes, including capping annual growth in Medicaid costs, accelerating State takeover of Family Health Plus costs from local governments and increasing municipal aid to over $650 million. DOB projected that the State will end Fiscal Year 2005-06 in balance on a cash basis in the General Fund if the recommendations in the 2005-06 Executive Budget were enacted in their entirety.

     General Fund spending is projected to total $45.1 billion in Fiscal Year 2005-06, an increase of $1.2 billion (2.6%) over the adjusted current year forecast. State Funds spending is projected to increase by $3.5 billion (5.4%) and total $69.1 billion in Fiscal Year 2005-06. All Funds spending, the broadest measure of State spending, is projected to total $105.5 billion in Fiscal Year 2005-06, an increase of $2.5 billion (2.4%) .

     Sources of the 2005-06 Budget Gap. DOB projects General Fund budget gaps of $4.2 billion, $5 billion and $6 billion in Fiscal Years 2005-06, 2006-07 and 2007-08, respectively, prior to projected savings from the 2005-06 Executive Budget. The Fiscal Year 2005-06 gap results from anticipated spending increases to support current service levels and the loss of nonrecurring resources used to balance the budget for the prior fiscal year. Based on revised DOB forecasts that predict sustained State economic growth in 2005, revenues are expected to grow by $3.1 billion in Fiscal Year 2005-06 (6.5%), following projected growth of 10.2% in the prior fiscal year. However, this growth is nearly completely absorbed by the loss of the nonrecurring revenues, a phase out of the personal income tax surcharge and the ¼¢ sales tax increase, and other one-time revenues.

     2005-06 Gap-Closing Plan. The 2005-06 Financial Plan is balanced on a cash basis in the General Fund, resulting in the projected $4.2 billion budget gap. Recommendations to restrain General Fund spending total $3.1 billion, and include a combination of cost containment, program restructuring and the use of alternative funding sources. Key areas of focus include containing Medicaid and mental hygiene costs, reducing the rate of growth in debt service through the use of swaps and variable rate debt instruments, reductions in State operations costs through agency harmonization and consolidation, restructuring social services to maximize Federal aid, and other spending actions.

     General Fund revenue enhancements are expected to raise $779 million in Fiscal Year 2005-06. Significant proposals include the authorization of sales tax-free weeks (purchases under $250), eliminating double benefits for certain individual and corporate taxpayers and increases in other taxes, including excise taxes. One-time actions, totaling $856 million, include discretionary funding revisions to reduce annual pension costs to the State and using the current year's budget surplus. Spending initiatives in the General Fund total approximately $300 million and focus primarily on Medicaid and other State physical and mental health programs and local assistance.

     Receipts Outlook. All Funds receipts are projected to total $105.5 billion, an increase of $4.4 billion (4.3%) over Fiscal Year 2004-05 projections. These receipts are comprised of tax receipts ($50.7 billion), Federal grants ($36.6 billion) and miscellaneous receipts ($18.3 billion). All Funds tax receipts are projected to be almost $51 billion in Fiscal Year 2005-06, an increase of $2.6 billion (5.4%) over the prior fiscal year.

     Personal Income Tax. Net receipts for Fiscal Year 2005-06 are projected to reach $29.6 billion, an increase of $1.5 billion (5.3%) from Fiscal Year 2004-05 due largely to an increase in underlying liability growth associated with improved economic conditions and the temporary three-year tax increase enacted in 2003. Personal income tax General Fund receipts (net of the Refund Reserve transaction) are projected to increase by $1.3 billion from Fiscal Year 2004-05 General Fund receipts, totaling approximately $19.7 billion.

     User Taxes and Fees. All Funds user taxes and fees net receipts for Fiscal Year 2005-06 are projected to reach $13.6 billion, an increase of $636 million (4.9%) from Fiscal Year 2004-05. The sales and use tax is projected to reach $11 billion, due largely to increases in employment, income and overall consumption. The other user taxes and fees are projected to increase $609 million (3.06%) . General Fund user taxes and fees receipts for Fiscal Year 2005-06 are projected to reach $8.6 billion, a decrease of $130 million (1.5%) from the prior fiscal year, and the sales and use tax is projected to decrease by $146 million (1.8%) . The other user taxes and fees are projected to increase $16 million (2.4%) .

     Business Taxes. All Funds business tax receipts in Fiscal Year 2005-06 are expected to be $5.9 billion, or $413 million (7.5%) above Fiscal Year 2004-05. This is due primarily to strong growth in corporate and bank tax collections. General Fund business tax receipts are projected to be $4.1 billion, or $302 million (8%) over Fiscal Year 2004-05.

     Other Taxes. All Funds other taxes in Fiscal Year 2005-06 are expected to be $1.5 billion, which is $52 million (3.6%) above Fiscal Year 2004-05 estimates. The increase is a result of a projected increase in real estate transfer tax receipts of $52 million. The estimate for General Fund other taxes is $778 million, which is $48 million (6.6%) above the prior fiscal year.

     Miscellaneous Receipts. General Fund miscellaneous receipts for Fiscal Year 2005-06 are projected to total $2.5 billion, an increase of $158 million (6.9%) from Fiscal Year 2004-05. Miscellaneous receipts in State Funds are projected at $18.2 billion, an increase of $2.7 billion (17.4%) from the current year.

     Federal Grants. Federal grants for Fiscal Year 2005-06 are projected to total $36.6 billion, a decrease of $860 million from Fiscal Year 2004-05. Major program areas projected to decline significantly from current year levels include World Trade Center ($1.6 billion), Children and Families ($195 million) and Medicaid ($145 million). These declines are partially offset by growth in welfare ($374 million), school aid ($210 million), homeland security ($96 million) and transportation and environmental protection ($50 million).

     Disbursements Outlook. General Fund spending is projected to total $45.1 billion in Fiscal Year 2005-06, an increase of $1.2 billion (2.6%) over the current forecasts for Fiscal Year 2004-05. State Funds spending is projected to increase by $3.5 billion (5.4%) to total approximately $69.1 billion. All Funds spending is projected to total $105.5 billion, an increase of $2.5 billion (2.4%) over the current fiscal year.

     Medicaid. The 2005-06 Executive Budget recommends capping Medicaid costs at current spending levels, with adjustments for inflation, which would result in State payment for local costs above the cap of $121 million in Fiscal Year 2005-06, but growing to $1.3 billion over the next three years. The 2005-06 Executive Budget proposes General Fund spending for Medicaid of $7.3 billion, with All Funds spending of approximately $30 billion.

     School Aid. On a school year basis (July 1 through June 30), support for general school aid is recommended at $15.9 billion, an increase of $526 million (3.4%) over the current school year. This increase is comprised of $201 million in traditional school aid and $345 million in new SBE funding from VLT revenues. All Funds spending for school aid in Fiscal Year 2005-06 is estimated to be $18.3 billion, an increase of $668 million over the prior fiscal year. The increase includes $212 million for the balance of the prior school year increase, $369 million to cover costs associated with the new recommendations under the 2005-06 Executive Budget and $210 million in Federal funds, partially offset by a loss in capital funds spending of $123 million.

     Welfare. All Funds spending for welfare is projected to total $3.7 billion in Fiscal Year 2005-06, consisting of $1.4 billion from the General Fund and $2.3 billion in Federal support. Welfare caseload is projected to total approximately 655,900 recipients in Fiscal Year 2005-06, an increase of 14,200 over current fiscal year estimates.

     Office of Children and Family Services. Total State spending for OCFS is expected to total $3.1 billion in Fiscal Year 2005-06, consisting of $1.5 billion in General Fund spending, $29 million from other State sources and $1.6 billion in Federal spending. Spending supports child welfare ($1.8 billion), child care ($727 million) and juvenile justice services ($272 million).

     Mental Hygiene. All Funds spending is expected to total $5.6 billion in Fiscal Year 2005-06, with $2.5 billion in General Fund spending, $451 million from other State sources and $2.7 billion in Federal funding. The State share of Medicaid spending budgeted for mental health agencies is projected to total $1.4 billion.

     Higher Education. All Funds spending is expected to total $7.3 billion in Fiscal Year 2005-06, and be comprised of $3 billion in General Fund spending, $4.1 billion in other State support and $193 million in Federal funding.

     Debt Service. All Funds spending on debt service is projected to total $3.9 billion in Fiscal Year 2005-06, of which $1.7 billion is paid from General Fund spending and $2.2 billion in other State funding. Spending reflects debt service due on revenue credits supported by dedicated taxes and other fees.

     General State Charges. All Funds spending on GSCs is expected to total $4.7 billion in Fiscal Year 2005-06, and be comprised of $3.9 billion in General Fund spending, $558 million from other State sources and $226 million from Federal funds. Major components of All Funds spending include health insurance ($2.2 billion), pensions ($935 million) and social security ($804 million).

     Enacted Fiscal 2005-06 Budget. The Legislature completed action on the 2005-06 Executive Budget on March 31, 2005, and the State's official budget was enacted by April 12, 2005 (the "2005-06 Budget"). In the 2005-06 Budget Financial Plan, DOB projected a balanced General Fund Financial Plan for Fiscal Year 2005-06, and potential operating gaps in the range of $3.2 billion in Fiscal Year 2006-07 and $4.1 billion in Fiscal Year 2007-08. DOB currently is projecting slightly improved operations for Fiscal Year 2005-06, with gaps declining to $2.9 billion and $3.9 billion in Fiscal Years 2006-07 and 2007-08, respectively.

     General Fund spending, including all transfers, is projected to total $46.4 billion, an increase of $242 million over the 2005-06 Budget estimate. State Funds spending, which includes spending financed from other State revenue sources as well as the General Fund, is projected at $70.5 billion, an increase of $179 million since the 2005-06 Budget was enacted. All Funds spending, which includes Federal grants, is estimated to total $106.7 billion in Fiscal Year 2005-06, up $148 million from the 2005-06 Budget forecast. The 2005-06 Budget includes a fiscal stability reserve of $601 million. The State's general reserves are projected to total $1.5 billion in Fiscal Year 2005-06, which is equivalent to roughly 3.2% of General Fund spending.

     The General Fund ended the first quarter of Fiscal Year 2005-06 with a balance of $4 billion, $356 million below the 2005-06 Budget estimate. A combination of $148 million in lower receipts and $338 million in higher spending in comparison to the 2005-06 Budget forecast produced the lower balance. DOB believes these variances are due to timing-related factors, and that underlying trends indicate the State will end Fiscal Year 2005-06 with slightly improved results compared to the 2005-06 Budget.

     In summary, the 2005-06 Budget authorized approximately $1.8 billion of the $2.8 billion in spending restraints contained in the 2005-06 Executive Budget, including: (i) roughly one-half of the $1.1 billion in proposed Medicaid cost containment and all $800 million in related savings; (ii) debt management initiatives to reduce servicing costs by $150 million; and (iii) mental hygiene savings of $250 million. Revenue actions net of tax cuts total $605 million, which is $72 million about the cuts in the 2005-06 Executive Budget. Finally, $889 million in one-time actions are authorized in the 2005-06 Budget, an increase of $33 million above the 2005-06 Executive Budget.

     Disbursement Outlook. DOB projects General Fund disbursements will total $46.45 billion in Fiscal Year 2005-06. State Funds and All Funds disbursements are projected to reach $70.45 billion and $106.65 billion, respectively, in Fiscal Year 2005-06. The largest All Funds spending increases from the 2005-06 Budget projections are for Medicaid ($186 million increase), State Police ($109 million increase), and Mental Hygiene ($10 million increase). Through June 2005, General Fund disbursements, including transfers to other funds, totaled $11.8 billion, approximately $388 million higher than the 2005-06 Budget projection. Higher spending for Local Assistance ($281 million), State Operations ($63 million), and General State Charges ($95 million) was partially offset by lower debt service spending ($79 million).

     Revenue Outlook. General Fund receipts, including transfers from other funds, are now projected to total $46.3 billion in Fiscal Year 2005-06, an increase of $321 million from the 2005-06 Budget estimate. The upward revision is primarily due to increases in personal income tax collections. Downward revisions to the estimates for sales and the corporation and utilities taxes, based on collections to date, partially offset the income tax increase. All Funds tax receipts are projected to total nearly $52 billion in the current year, an increase of $194 million from 2005-06 Budget estimates.

     DOB believes the revisions to the receipts forecast are conservative given positive results to date and, as a result, the potential exists for future positive changes to the revenue forecast. However, much of the increase in collections through June 2005 was in taxes that historically have been highly volatile, especially the real estate transfer tax, estate tax, the corporate franchise tax and bank tax.

     Through June 2005, General Fund receipts, including transfers from other funds, totaled $13.2 billion, which was $148 below the Enacted Budget forecast. This variance is primarily attributable to a somewhat weaker than expected personal income tax settlement for 2004 liabilities ($258 million), partially offset by higher receipts from business taxes ($60 million) and real estate transfer taxes ($35 million).

General Fund Outyear Projections

     At the beginning of Fiscal Year 2005-06, the State faced potential General Fund budget gaps of $5.8 billion and $5.6 billion in Fiscal Years 2006-07 and 2007-08, respectively. The recurring savings proposed in the 2005-06 Executive Budget reduced the gaps to $2.5 billion for both years, but increased under the 2005-06 Budget and are now estimated at $3.2 billion and $4.1 billion in Fiscal Years 2006-07 and 2007-08, respectively. The projected gaps are primarily the result of anticipated spending increases that exceed the growth in revenue collections, as well as the loss of nonrecurring resources used to help balance the budget.

     Outyear Receipts. Receipts in Fiscal Year 2006-07 are projected to increase $1.5 billion from the current fiscal year. Underlying revenue growth of $3.1 billion (6.1%) in Fiscal Year 2006-07 is offset by the loss of several one-time revenues ($531 million), the phase-out of the personal income tax surcharge and a one-quarter percent increase in sales tax ($1 billion), lower transfers from other funds due to increasing debt servicing costs ($180 million), and higher transfers to finance the STAR program ($188 million).

     Outyear Disbursements. Spending is projected to increase by $4.7 billion in Fiscal Year 2006-07. Medicaid growth of $2.7 billion in Fiscal Year 2006-07 is primarily attributable to the increasing cost of providing health care services, as well as the rising number of recipients. In addition, the growth related to the State takeover of local healthcare provider costs are estimated to rise by $235 million, and the loss of certain proceeds after this fiscal year, are no longer available in Fiscal Year 2006-07. School aid spending is projected to grow by $461 million in Fiscal Year 2006-07, assuming growth in expense-based programs and other selected aid categories. State operations spending is projected to increase by $592 million in Fiscal Year 2006-07 with general State charges expected to increase by an additional $375 million, primarily due to higher pension and health insurance costs for State employees.

State Indebtedness

     General. Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financing through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature. The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Limitations on State-Supported Debt.

     Debt Reform Act of 2000. The Debt Reform Act of 2000 (the "Act") is intended to improve the State's borrowing practices, and it applies to all new State-supported debt issued on and after April 1, 2000. It also imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital projects and established a maximum term of 30 years on such debt. The cap on new State-supported debt outstanding began at 0.75% of personal income in 2000-01, and will gradually increase until it is fully phased-in at 4.0% in 2010-11. Similarly, the cap on covered debt service costs began at 0.75% of total State funds receipts in 2000-01, and will gradually increase to 5.0% in 2013-14.

     As of the most recent calculations in October 2004, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and then outstanding at 1.55% of personal income and debt service on such debt at 0.84% of total State receipts, compared to the caps of 1.98% each. DOB expects that debt outstanding and debt service costs for Fiscal Year 2004-05 and the entire forecast period through Fiscal Year 2009-10 will also be within the statutory caps.

     Variable Rate Obligations and Related Agreements. State statutory law authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to various statutory restrictions, enter into a limited amount of interest rate exchange agreements. State law limits the use of debt instruments which result in a variable rate exposure to no more than 15% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15% of total State-supported outstanding debt. As of March 31, 2005, State-supported debt in the amount of $40.7 billion was outstanding, resulting in a variable rate exposure cap and interest rate exchange agreement cap of approximately $6.1 billion. As of March 31, 2005, both amounts are less than the statutorily cap of 15%. DOB expects that the amount of interest rate exchange agreements and net variable rate obligations will remain within the statutorily imposed limits.

     As of March 31, 2005, the State had approximately $2.1 billion of outstanding variable rate instruments, or 5.1% of total debt outstanding, that are subject to the net variable rate exposure cap. That amount includes $1.9 billion of unhedged variable rate obligations and $157 million of synthetic variable rate obligations. In addition to these variable rate obligations, as of March 31, 2005, about $2.4 billion in State-supported convertible rate bonds are currently outstanding.

     State-Supported Debt. The State's debt affordability measures through the first quarter of the 2005-06 Fiscal Year compare favorably to the forecasts contained in the State's Capital Program and Financing Plan. Issuances of State-supported debt obligations have been generally consistent with the expected sale schedule for the current year, with marginal revisions reflecting certain economic development bonding that occurred earlier in the year than originally anticipated.

     General Obligation Bond Programs. General obligation debt is currently authorized by the State for transportation, environment and housing purposes. The amount of general obligation bonds issued in Fiscal Year 2003-04 (excluding refunding bonds) was $177 million. Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transport, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 2005, the total amount of general obligation debt authorized was $14.535 billion, of which approximately $3.7 billion was outstanding.

     The 2005-06 Budget authorized $2.9 billion in transportation bonds to be submitted to the voters in November 2005. Proceeds from the bonds, if approved by voters, will be divided equally between the DOT and the MTA capital programs and will be used to partially finance the new DOT and MTA five-year capital plans of $17.9 billion for each plan. Approximately $279 million in transportation bonds, if approved, are planned to be issued in Fiscal Year 2005-06.

     Lease-Purchase and Contractual-Obligation Financing Programs. Lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities has been used primarily by the State to finance the State's bridge and highway programs, SUNY and CUNY buildings, health and mental hygiene facilities, prison construction and rehabilitation and various other State capital projects. As of March 31, 2004, the State had authorized over $50 billion in total financing arrangements, of which approximately $40.3 billion was outstanding.

     Debt Servicing. The Debt Reduction Reserve Fund (the "DRRF") was created in 1998 to set aside resources that could be used to reduce State-supported indebtedness either through the use of the DRRF as a pay-as-you-go financing source, reduce debt service costs or defease outstanding debt. In 1998-99, $50 million was initially deposited in the DRRF. Additional deposits to the DRRF included $250 million in 1999-2000, $500 million in 2000-01, $250 million in 2001-02 and $53 million in Fiscal Year 2003-04. The State does not expect to make additional deposits to the DRRF in the current fiscal year.

Litigation

     General. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State's finances in the current fiscal year or thereafter.

     Adverse developments in the proceedings could affect the ability of the State to maintain a balanced budget. The State believes that any budget will include sufficient reserves to offset the costs associated with the payment of judgments that may be required during the current fiscal year. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential budget resources available for the payment of judgments.

     State Finance Policies. In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of State law which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield, from a not-for-profit corporation to a for-profit corporation. The State and private defendants have separately moved to dismiss the complaint. By decision dated November 26, 2002, the trial court granted the defendants' motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from that decision. Plaintiffs served an amended complaint on April 1, 2003, which the defendants moved to have dismissed. In May 2004, the Appellate Division denied the defendants' motion, and the defendants have appealed to the Court of Appeals. The plaintiffs also have leave to appeal the dismissal of their original complaint. By decision dated June 20, 2005, the Court of Appeals dismissed all of plaintiffs' claims. As a result, the State Comptroller has transferred the escrowed Empire conversion proceeds ($754 million) received to date to the HCRA Resource Fund. HCRA expects another $1.1 billion in conversion proceeds during the current fiscal year.

     Gaming. In Dalton, et al. v. Pataki, et al. and Karr, et al. v. Pataki, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of both the State and Federal constitutions, certain provisions of State law that authorize (1) the Governor to enter into tribal-State compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery (the "DOL") to license the operation of VLTs at certain race tracks in the State, and (3) the DOL to enter into a joint, multi-jurisdictional and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the challenged statutory provisions. On July 7, 2004, the Appellate Division upheld the constitutionality of all State actions, except the VLT licensing. All parties appealed the order, and on May 3, 2005, the State Court of Appeals modified the appellate court's order and declared the entirety of the law constitutional. On July 6, 2005, the Court of Appeals denied the plaintiffs' motions for reargument in both cases.

     Real Property Claims. In March 1985, in Oneida Indian Nation of New York, et al. v. County of Oneida, the Supreme Court affirmed a judgment holding that the Oneida Indians had a B-114 common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. The Supreme Court also held that a third-party claim by the counties against the State for indemnification was not properly before the Federal courts. The case was remanded for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

     In 1998, the U.S. intervened in the case, and in December 1998 both the U.S. and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant and to seek class certification for all individuals who currently purport to hold title within the disputed land area. On September 25, 2002, the court granted the motions to amend the complaints to add the State as a defendant and to assert monetary damages, but denied the motions to seek class certification and the remedy of ejectment. On March 29, 2002, the court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims as to liability, but such defenses may still be asserted with respect to monetary damages. The court also denied the State's motion to dismiss for failure to join indispensable parties.

     On December 7, 2004, the State and certain Indian tribes entered into settlement agreements requiring the enactment of State and Federal legislation by September 1, 2005, or as otherwise extended by the parties. The agreements extinguish all Oneida and other Indian claims at issue in the Oneida litigation. Although the agreements provide for monetary payment, transfers of lands and other consideration to non-signatory tribal plaintiffs, the agreements have not yet been signed by the relevant parties. On April 15, 2005, the Governor withdrew legislation previously proposed to approve this and other Indian land claims and settlement agreements.

     Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al. and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York, Seneca Nation of Indians, et al v. State of New York, et al., in the United States District Court for the Western District of New York and Onondaga Nation v. State of New York, et al.

     In the Cayuga Indian Nation of New York case, plaintiffs see monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals. On October 1, 2004, the State filed an action in Federal district court seeking contribution from the Federal government towards the $248 million in judgment and post-judgment interest. On June 28, 2005, the Second Circuit held that plaintiffs' possessory land claim was barred, reversed the judgment of the District Court and entered judgment for the State.

Settlements were signed by the Governor with the Seneca-Cayuga Tribe of Oklahoma on

November 12, 2004, and with the Cayuga Tribe of New York on November 17, 2004, which in part require enactment of certain State and Federal legislation by September 1, 2005, unless the parties agree to an extension of time. The agreements provide for differential payments to be made to the Indian tribes, based upon the outcome of the appeal now pending in the Second Circuit. On April 15, 2005, the Governor withdrew the proposed State legislation.

     In the Canadian St. Regis Bank of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence counties were illegally transferred from their predecessors-in-interest. On July 28, 2003, the court granted, in most respects, the plaintiffs' motion to strike defenses and dismiss counterclaims. On October 20, 2003, the court denied the State's motion for a reconsideration of the July 28th decision regarding the State's counterclaims for contribution. On November 29, 2004, the plaintiff tribes, with one exception, approved a settlement with the State. The excepting tribe subsequently approved the proposed settlement. On April 15, 2005, the Governor withdrew the proposed State legislation, but has indicated that he will submit a new bill that would implement the terms of the Haudenosaunee-Mohawk settlement agreement.

     In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their ownership claim of certain islands in the Niagara River and the New York State Thruway right of way where it crosses the Cattaraugus reservation in Erie and Chatauqua counties. On November 17, 1999, the court granted the State's motion to dismiss the portion of the action relating to the right of way and denied the State's motion to dismiss the Federal government's damage claims. On June 21, 2002, the court granted summary judgment on the remaining portion of the action related to the Niagara River, and judgment was entered dismissing all aspects of the action. Plaintiffs appealed the judgment, which was affirmed by the Second Circuit Court on September 9, 2004. Plaintiffs have petitioned for a rehearing en banc. On July 8, 2005, the Second Circuit denied the United States' motion for rehearing en banc.

     In Onondaga Nation v. State of New York, et al., plaintiff seeks a judgment declaring that certain lands within the State are the property of the Onodaga Nation and the Haudenosaunee, and that conveyances of that land pursuant to treaties during the period from 1788-1822 are null and void.

     School Aid. In Campaign for Fiscal Equity, Inc. et al. v. State, et al., plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates the State Constitution and the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards. This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the federal and State Constitutions and the federal Civil Rights Act. It reversed dismissal of the claims under the State Constitution and implementing regulations of The Civil Rights Act, and remanded these claims for trial.

     By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a "sound basic education" as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to the Civil Rights Act. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

     On June 26, 2003, the Court of Appeals reversed that portion of the June 25th decision of the appeals court relating to the constitutionality claim. The Court held that the weight of credible evidence supported the trial court's conclusion that City schoolchildren were not receiving the Constitutionally mandated opportunity for a sound basic education, and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide such sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision. On August 3, 2004, the trial court referred the case to a recommendation panel for guidance on the best manner to implement the Court of Appeals mandate. On November 30, 2004, the panel issued a report recommending the Stated be directed to pay a total of $14.08 billion to City schools over the next four years in additional operations funding and $9.2 billion over the next five years for capital improvements. On March 15, 2005, the district court issued an order confirming the panel's report and recommendations and directed the State to take all steps necessary to provide additional funding for New York City schools as proposed by the panel. The State has appealed the district court's order, which was then stayed pending a decision from the appeals court. On May 3, 2005, the appellate court denied the plaintiff's motion to lift the automatic stay.

     Medicaid. Numerous cases challenge provisions of State law which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases), and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello . Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

     In New York Association of Homes and Services for the Aging v. DeBuono, et al., the U.S. District Court dismissed plaintiff's complaint on May 19, 2004. Plaintiffs appealed. Several related State court cases involving the same parties and issues have been held in abeyance pending the result of this litigation.

     In Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello, the trial court dismissed the plaintiffs' petition on December 22, 2004. Plaintiffs have appealed.

     Tobacco Master Settlement Agreement. In Freedom Holdings Inc. et al. v. Spitzer et al., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the MSA that New York and many other states entered into with major tobacco manufacturers. The action alleged violations of the Commerce Clause, anti-trust violations and equal protection violations relating to the selective enforcement of State law on Native American reservations. The trial court granted the State's motion to dismiss for failure to state a cause of action. Plaintiffs appealed, and on January 6, 2004 the appellate court affirmed the dismissal of the Commerce Clause claim, reversed the dismissal of the anti-trust claim, and remanded the selective enforcement claim to the trial court for further proceedings. Plaintiffs filed an amended complaint challenging the validity of the MSA itself and seeking preliminary injunctive relief. On September 14, 2004, the district court denied the plaintiffs' motion, except the portion that prevented the tobacco manufacturers from obtaining certain funds from escrow. Plaintiffs have appealed the court's order. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction.

APPENDIX B

RATING CATEGORIES

Description of certain ratings assigned by S&P, Moody's and Fitch:

S&P

Long-term

AAA

An obligation rated ‘AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. The rating ‘AA' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within this rating category.

Short-term

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

Moody's

Long-term

Aaa

Bonds rated ‘Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated ‘Aa' are judged to be of high quality by all standards. Together with the ‘Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa' securities.

Moody's applies numerical modifiers 1, 2, and 3 to the ‘Aa' generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of the rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

Fitch

Long-term investment grade

AAA

Highest credit quality. ‘AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

A plus (+) or minus (-) sign designation may be appended to the ‘AA' or F1 rating to denote relative status within the rating category.